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                                 [COMPASS LOGO]


                                              PROFESSIONALLY MANAGED COMBINATION
                                                        FIXED/VARIABLE ANNUITIES
                                                    FOR PERSONAL INVESTMENTS AND
                                                      QUALIFIED RETIREMENT PLANS



        ANNUAL REPORT - DECEMBER 31, 2001


        CAPITAL APPRECIATION VARIABLE ACCOUNT
        GLOBAL GOVERNMENTS VARIABLE ACCOUNT
        GOVERNMENT SECURITIES VARIABLE ACCOUNT
        HIGH YIELD VARIABLE ACCOUNT
        MANAGED SECTORS VARIABLE ACCOUNT
        MONEY MARKET VARIABLE ACCOUNT
        TOTAL RETURN VARIABLE ACCOUNT



                                                                       ISSUED BY
                                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S),
                                                    A WHOLLY OWNED SUBSIDIARY OF
                                        SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.


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TABLE OF CONTENTS

Letter from the President                                          1

Management Review and Outlook                                      1

Performance Summary                                                8

Portfolio of Investments                                           9

Financial Statements                                              25

Notes to Financial Statements                                     42

Auditors' Letter                                                  51

Board of Managers and Officers                            Back Cover









NOT FDIC INSURED               MAY LOSE VALUE             NO BANK GUARANTEE
NOT A DEPOSIT                  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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LETTER FROM THE PRESIDENT
DEAR CONTRACT OWNERS,

The past year was one that none of us will soon forget--either on a personal level or as investors. Looking back, it seems we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT

As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter four months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM

I think the term that best describes our outlook for 2002 might be "cautiously optimistic"--an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors--while painful for employees and investors in the short term--are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES

The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

As we begin a new year, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and in Sun Life and we welcome any questions or comments you may have.

Respectfully,

/s/ C. James Prieur

C. James Prieur
President of the Compass Accounts
January 15, 2002

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

CAPITAL APPRECIATION VARIABLE ACCOUNT

For the 12 months ended December 31, 2001, the account provided a total return of -25.26%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a -20.42% return over the same period for the account's benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. growth stocks. The account's return also compares to a -11.87% return over the period for the Standard and Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market.

The past year was a difficult one for the market overall and for growth stocks in particular. Most market sectors suffered double-digit losses, and losses were greatest in sectors that have historically held the greatest opportunities for growth investors--such as technology and telecommunications. Companies in our portfolio that we viewed as good long-term investments saw their stock prices dragged down by slowing economies in the United States and most other regions. Late in the year, the National Bureau of Economic Standards declared that, in fact, the United States had been in a recession since March of 2001.

It was a year in which growth investing was out of favor. Defensive companies-- firms whose businesses have generally been viewed as less sensitive to changes in the economy--tended to perform better. We did hold some defensive names in the portfolio. However, in the spring and summer of 2001, we had been shifting toward more pro-growth, pro-cyclical investments in the belief that the

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economy would start to turn up in late 2001 or the first half of 2002. Then
September 11 happened, and we saw another down leg in the stock market and a potential recovery pushed out farther.

Our strategy in this environment was to remain true to our growth mandate and to remain focused on the long term. What we didn't do was seek shelter in a value strategy or retreat to a large cash position. Our contract owners have hired us to manage a large-cap-growth portion of their overall portfolios, and that is how we stayed invested. Our experience over a variety of market conditions has been that attempting to time the market by changing investment styles does not lead to strong long-term performance.

We tried to position the portfolio in growth stocks we believe will outperform when the economy turns upward and growth investing returns to favor. Some of these firms delivered positive performance over the period. But, frankly, this was a period in which outperformance in many industries meant delivering results that were less negative than those of one's competitors.

What we looked for in this environment were companies that we believed were in growth industries and were gaining market share, even in the downturn--such as General Electric and Citigroup. We believe that when companies prove they can weather a tough environment better than their competitors and gain market share on those competitors, the market may bid up their valuations (stock prices relative to factors such as earnings and cash flow) going forward.

Indeed, late in the period the market appeared to shake off some of the bad news, and we saw a rally in the final quarter of 2001. Participating in that rally, the portfolio experienced strong performance following the sudden market drop brought about by the events of September 11. In fact, we used that drop as an opportunity to buy stocks that we felt had become temporarily undervalued. We added to a number of our software holdings and to our positions in advertising-sensitive media companies such as Viacom. We also bought into a number of semiconductor firms whose stocks had become attractive bargains, in our view. And as the market bounced back in October and November from its post-September 11 lows, most of these areas performed well.

Looking at the long term, we think this could be the beginning of a market recovery over the next 18 months or so, which would be good for growth stocks. Historically, the market has tended to begin a recovery about two to four quarters before corporate earnings bottom and start to recover, and we think that may be what we saw toward the end of the period.

That being said, the market experienced a nice bounce since it appeared to bottom in late September, and we think that, as of the end of the period, a lot of the recovery had already become priced into the stocks. Valuations seemed to be taking into account some strong earnings looking as far ahead as 2003. We've therefore become cautious about valuations, and we think the market may take a bit of a breather before moving upward again. So although we're optimistic over the long term, we're still expecting a bumpy ride.

Looking back over the past 12 months, there were several areas where we found opportunity. We would note, however, that we build the portfolio on a stock-by-stock basis, so our area or sector weightings are a byproduct of where our research has uncovered individual opportunities. What we look for are individual companies that we think have a strong earnings outlook that is not fully recognized by the market.

As we mentioned earlier, in the technology sector we found opportunities in software and semiconductor firms that we felt had become undervalued shortly after September 11.

In the financial services area, we stepped up our investments in property and casualty insurance firms. Over a year ago, our analysts saw the potential for a turnaround in this industry, which had been in a slump for over a decade because of falling policy rates. Although the events of September 11 seemed to be a debacle for insurance firms, we would argue quite the opposite case. Strong companies with the reserves to sustain losses from the terrorist attacks have, according to our research, begun to exert more pricing power as weaker competitors exit the business. In addition, we think the demand for insurance, which had been relatively constant, may rise as businesses and individuals increase their coverage in the wake of the tragedies. We think the leaders in property and casualty insurance may experience a near-ideal business situation: increasing demand and the ability to raise prices.

In the telecommunications area, a number of our holdings hurt performance over the period, and we've decreased our weighting in this area versus a year ago. We think telecom in general will continue to be weak because there is still a glut of capacity and there are too many competitors in the industry. Our research has, however, revealed selected areas of opportunity. For example, as voice and data transmission increasingly go wireless, we think leaders in the cellular area may prosper despite a slump in the overall telecom sector.

In the health care area, we increased our exposure because we found a number of companies whose future earnings looked attractive to us, even in a tough economy. Pfizer, Inc., for example, is a drug company that we think has a strong pipeline of new products in development. Sanofi-Synthelabo is a French pharmaceutical firm with one of the most attractive growth rates in the industry, in our opinion. And we believe American Home Products is another company with a strong pipeline of new drugs.

In the leisure sector, we've invested in advertising-sensitive media firms, as mentioned earlier. Historically, advertising has been one of the first areas to suffer in a downturn, as corporations have looked for ways to cut expenses, and one of the first areas to benefit from a recovery. We believe that, in a reviving economy, holdings such as AOL Time Warner, Viacom, and Clear Channel Communications may benefit as the market recognizes they have been gaining market share during the downturn.

NOTE TO CONTRACT OWNERS: EFFECTIVE DECEMBER 31, 2001, THE RUSSELL 1000 GROWTH INDEX HAS REPLACED THE STANDARD & POOR'S 500 STOCK INDEX (THE S&P 500) AS THE ACCOUNT'S BENCHMARK. WE BELIEVE THE RUSSELL 1000 GROWTH INDEX MORE ACCURATELY REFLECTS OUR LARGE-CAP GROWTH DISCIPLINE, OFFERING INVESTORS A MORE RELIABLE OBJECTIVE MEASURE OF THE PORTFOLIO'S PERFORMANCE. FOR COMPARISON, WE WILL ALSO CONTINUE TO PROVIDE RETURNS FOR THE S&P 500, A COMMONLY USED MEASURE OF THE BROAD STOCK MARKET.

GLOBAL GOVERNMENTS VARIABLE ACCOUNT

For the 12 months ended December 31, 2001, the account provided a total return of -2.51%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a return of -0.99% for the account's benchmark, the Salomon Brothers World Government Bond Index (the Salomon Index), an unmanaged index of complete universes of government bonds with remaining maturities of at least five years.

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The period was characterized by the gradual deceleration of the U.S. economy.
During 2001, the Federal Reserve Board (the Fed) was quite aggressive in trying to support economic growth with a series of short-term interest rate cuts. In addition, inflation in the United States remained low in 2001 and is expected to remain benign throughout 2002. Despite these positive trends, however, the events of September 11 further weakened an already struggling economy and, in our opinion, will diminish the chances of a quick recovery.

In such an environment, we believe that, at a minimum, the Fed will keep interest rates lower for a period of time. We expect yields across the entire U.S. yield curve to flatten, in other words, go lower than present levels, with longer maturities benefiting the most. We have therefore repositioned the Treasury portion of the portfolio by reducing the short-term holdings, which performed well in 2001, in favor of intermediate-term bonds (three-to-seven-year securities). (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) The average duration of the U.S. portion of the portfolio was close to six years at the end of the period.

The portfolio maintained an overweighting in better-performing U.S. fixed-income securities throughout the year, as we correctly anticipated that the Fed would be more aggressive in cutting interest rates than either the European Central Bank (ECB) or the Japanese Central Bank. In addition, our Yankee bond holdings added to relative performance. Yankee bonds are issued in the United States, primarily by foreign governments with high-quality credit, in this case Canada and Spain, and are denominated in U.S. dollars.

Our government agency holdings aided performance earlier in the year. Agency securities had come under pressure late last year and early this year when various government officials called into question the implicit government backing enjoyed by some agencies--specifically the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie
Mac). However, agency securities rebounded when the agencies made some conciliatory moves to address the issues raised.

Outside the United States, most other economies were experiencing various degrees of economic weakness. Japan continued to be mired in recession, plagued by high unemployment, a complete lack of consumer confidence and actual deflation. Meanwhile, Western Europe struggled with high unemployment and high inflation for most of the year. England proved to be the exception, with strong consumer confidence and benign inflation.

For most of the year, we kept the non-U.S. bond portion neutral to Japan and underweighted in Europe. Towards the end of 2001, European inflation began to fall, and in our opinion, this should enable the ECB to adopt policies that will support lower interest rates in 2002. We view our European holdings, which were made up of primarily German bonds, as a potentially better-performing asset class in the unlikelihood U.S. interest rates move significantly higher in the first half of 2002. In addition, within the dollar-bloc countries, which include the United States, Australia, New Zealand, and Canada, we started to increase our exposure to Canadian bonds, which we thought looked attractive relative to the United States toward the end of 2001.

Although we've experienced a favorable environment for bonds during the past year, the negative returns for the index and the portfolio were largely due to a stronger dollar and a weaker euro and yen. There are two components of the portfolio, bonds and currency. A large portion of the Salomon Index is denominated in euros and yen. As a result, while the portfolio maintained a neutral weighting relative to the benchmark in euros and yen, the stronger U.S. dollar detracted from performance. Conversely, we think the portfolio will benefit from positive currency returns if the U.S. dollar turns weaker.

Although we feel the U.S. economic recovery will take longer than initially anticipated, we think the fundamentals are positive for an increase in economic growth in the future. Interest rates remained low, inflation has been low, and recent tax cuts and fiscal stimulus packages have put more money in the hands of consumers. An economic recovery would suggest a change in our interest rate outlook, and we would expect to make portfolio changes accordingly. While the timing of an economic recovery is difficult to pinpoint, we will continue to monitor the situation closely and make changes to our strategy as necessary.

GOVERNMENT SECURITIES VARIABLE ACCOUNT

For the 12 months ended December 31, 2001, the account provided a total return of 7.49%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a return of 7.71% for the account's benchmark, the Lehman Brothers Government/ Mortgage Index (the Lehman Index), an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities.

Throughout this 12-month period the Federal Reserve Board (the Fed) became more aggressive in support of economic growth with a series of short-term interest rate cuts that brought the level of federal funds rates from 6.5% to 1.75% at the end of the year. These moves were a response to the gradual deceleration of the economy that began over one year ago and was further weakened after the tragic events of September 11.

As federal funds rates declined, most bond yields, in particular short-maturity bond yields, followed suit, and their prices, which move in the opposite direction from their yields, rose. Bond performance also was positively impacted by strong demand as investors sought a relatively safer haven from an uncertain stock market. While the curve steepened, meaning that yields on short maturities declined more sharply than those on longer maturities, we positioned the portfolio to benefit by overemphasizing intermediate and short-intermediate securities (primarily with seven-year and under maturities), where yields declined the sharpest. We think we are now nearing the end of the Fed easing cycle and that yields across the U.S. curve will begin to normalize, with longer maturities potentially benefiting the most. In our opinion, this could mean intermediate-maturity Treasuries (three- to seven-year securities) and longer maturity Treasuries are poised to outperform. We have positioned the portfolio accordingly by favoring intermediate-term and longer-term bonds.

We feel our portfolio structure has helped the account's performance because as interest rates fell, short- and intermediate-term bond yields also declined but longer-term bond yields drifted a bit higher. In general, we have tended to increase duration when interest rates have been falling and bond prices rising, in order to potentially benefit from rising prices. Looking forward, we will continue to evaluate our strategy as interest rates change.

Government agency securities, I.E., those issued by the Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac), Sallie Mae (Student Loan Marketing Association), etc., were strong performers during the period, and our overweighted position in this sector was a plus for the portfolio. During the period, we experienced an environment

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where investors were more risk adverse and were seeking higher-quality investment options. The agency market benefited from this trend. In addition, agency securities rebounded earlier in the year when the agencies made some conciliatory moves to address questions that had arisen around their implicit government backing.

Mortgaged-backed securities also performed well throughout the period. We kept a neutral weighting in mortgage securities relative to the Lehman Index due to continued concerns about prepayments. Declining mortgage interest rates led large numbers of homeowners to prepay their mortgages in order to take advantage of lower borrowing costs. In turn, holders of mortgage securities then were forced to reinvest the prepaid principal at lower prevailing interest rates. In anticipation of prepayment concerns working their way through the market, we began to add to our mortgage holdings at yields and prices that we felt were attractive relative to their historic value and to other fixed-income investments. Over the summer, mortgage-backed securities rallied due to their attractive prices, yields, and receding concerns about prepayments.

Going forward, we intend to maintain an emphasis on government agencies and mortgage-backed securities. We believe the U.S. economic recovery may take longer than initially anticipated and that inflation could remain low. Even at the beginning of an economic recovery, we have generally seen inflationary pressures dissipating, which is generally good for bond investors since inflation eats away at the value of bond holdings. A rapid economic recovery, coupled with evidence of inflationary pressures, would suggest a change in our interest-rate outlook, and we would expect to make portfolio changes accordingly. While the timing of the economic recovery is difficult to pinpoint, we will continue to monitor the situation closely and make changes to our strategy as necessary. Even if we see stronger growth in 2002, we don't think that interest rates will rise immediately and therefore lead to an adverse environment for bonds. Thus, our outlook for the fixed-income markets remains positive.

HIGH YIELD VARIABLE ACCOUNT

For the 12 months ended December 31, 2001, the account provided a total return of -1.78%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to returns over the same period of 2.73% and -1.11%, respectively, for the account's benchmarks, the Lehman Brothers High Yield Bond Index (the Lehman Index) and the Lipper High Yield Bond Portfolio Index (the Lipper Index). The Lehman Index includes all fixed-income securities having a maximum quality rating from Moody's Investors Service of "Ba1", a minimum amount outstanding of $150 million, in at least one year to maturity. Defaulted bonds are excluded from the index. The Lipper indices are unmanaged, net asset value-weighted indices of the largest qualifying portfolios within their respective portfolio classification, adjusted for the reinvestment of capital gain distributions and income dividends.

While high-yield bonds rebounded off their lows during the fourth quarter of 2001, the past year was a difficult and volatile period for the high-yield market as the spread between the yield on high-yield bonds and U.S. Treasuries fluctuated significantly. As the yields on high-income bonds increased, the value of our holdings declined. At the end of December, high-yield bonds yielded, on average, 12.25%, compared to 5% for Treasury bonds of similar maturities, resulting in a spread of about 7.25% or 725 basis points. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

By the end of the year, the market recovered most of its losses from September due to very strong inflows into high-yield mutual funds and renewed investor confidence that the economy is poised to recover in 2002. New high-yield bond issuance, while up from last year, has not kept pace with demand. While better-quality, highly-traded issues appreciated more than lower-quality bonds in the secondary market, even lower-rated bonds benefited from the strong market as investors' risk tolerance seemed to increase due to high cash positions and attractive yields. Nevertheless, our greater exposure to lower-rated bonds relative to the Lehman Index was the primary reason for our underperformance versus the benchmark.

Given an environment of slowing economic growth and rising defaults, we increased our exposure to higher-quality issuers in defensive sectors such as media, gaming, and health care related industries during the period. Within the media sector we've focused primarily on cable companies such as Charter Communications and Adelphia Communications. In our view, these companies offered the combination of attractive growth potential with stable cash flows. Despite the slowing economy, our research uncovered a number of cable companies that continued to show revenue growth from new digital television services and increased demand for high-speed Internet service.

We've also added "BB-" rated gaming bonds, given the relatively reliable cash flow of these companies, and casino bonds generally performed well for the portfolio. Although travel related bonds registered some of the largest price declines following the September 11 attacks, the portfolio was well-positioned in better-quality names, which have since recovered most of their initial losses.

In the health care sector, we've added selectively to higher-quality names, such as HCA and Tenet Healthcare. Tenet was upgraded to investment-grade quality during the period, so we have since liquidated the position. However, the bonds appreciated prior to and following the upgrade, which provided a lift to performance.

On the other hand, our telecommunications holdings have been a drag on performance. We started the year slightly overweighted in the industry and have steadily reduced our exposure in response to the deteriorating fundamentals. We were slightly underweighted in the sector at the end of the year. Given the economic slowdown, we also reduced exposure to cyclical industries such as steel and paper. This decision benefited performance during the period.

As we enter 2002, we think that it is likely the high-yield market will remain volatile in the near term, but at a spread of 725 basis points or 7.25% over U.S. Treasuries of comparable maturities, we think the market is fairly valued and that the expectation for further defaults is already reflected in bond prices. According to our research, as the economy came out of its last recession, the spread on high-yield bonds versus Treasuries tightened to its historic average of about 480 basis points. If the current spread were to tighten to its historic average, that would result in material price appreciation. Of course, past performance is no guarantee of future results, but with yield levels at 12.25% as of late, we believe that investors are being paid adequately to wait for potential capital appreciation. As was the case earlier this year, we expect that this historically wide yield spread may eventually attract investors back to the high-yield market.

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MANAGED SECTORS VARIABLE ACCOUNT

For the 12 months ended December 31, 2001, the account provided a total return of -35.42%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to returns over the same period of -11.87% and -15.92%, respectively, for the account's benchmarks, the S&P 500 and the Lipper Capital Appreciation Portfolio Index (the Lipper Index).

The past year has been challenging for many investors in aggressive growth stocks, made more so by the tragedy on September 11 and the difficult economic conditions that followed. In 2001, the portfolio delivered a negative return versus its benchmarks because the portfolio was not positioned to benefit from the economically sensitive stocks that rallied after the Fed cut rates in early 2001. In addition, the terrorist attacks on September 11 made near-term economic growth much weaker because consumers were not shopping and corporations were not making buying decisions. Prior to September 11, we were overweighted in technology, media, health care, and retail, having positioned the portfolio for a potential recovery in economic growth. Many of these stocks suffered disproportionately in the months following the attacks.

What helped performance during the period were some good sales we made in our holdings of independent power producers and gas pipeline companies. We sold all of our holdings in these companies--including Calpine, AES, and Enron--at relatively high valuations over the first seven months of the year, before their stocks plunged sharply.

While the period just ended has been difficult for growth-oriented portfolios such as ours, we believe there will be a recovery in corporate earnings and stock prices in 2002. We have positioned the portfolio accordingly by continuing to target what we view as the fastest-growing companies in the best-positioned industries. These are companies that we believe may solve important problems and change the way we live or change how other companies operate their businesses. As part of our strategy to find companies that will grow rapidly for extended periods of time, we have tended to emphasize biotech rather than large-cap pharmaceuticals, specialty retailers rather than department stores, innovative entertainment software firms rather than mainframe software companies, and wireless Internet enabling companies rather than traditional chip companies.

Despite the difficulties we've seen in the equity market over the past 20 months, we have still found intriguing investment opportunities. In particular, we have focused recently on the small and mid-cap, economically sensitive sectors of the market. Based on our belief that earnings will drive stock prices, we think we will see better performance from small and mid-cap companies.

Some of the changes we made in our investments were in direct response to the September 11 terrorist attacks. For example, in technology we added to hardware and software storage and backup companies such as QLogic, Emulex, and VERITAS. Since major corporations lost critical data during the attacks, we believed one of the best areas of technology would be those companies that help others make sure they have redundant data networks as backup during a disaster. We also added Tandberg, a Norwegian video conferencing company, based on our expectation that business professionals would travel less and thus need this capability more.

In health care, we sold some of the drug distributors that had disappointing results and questionable earnings. We also reduced our holdings in hospital management companies that had reached the high end of their historic valuations. We added to our holdings in biotech, since we feel that biotech offers high potential growth rates.

We also added retail holdings that we think may benefit from an economic recovery. In this sector, we think discounters such as Target and home product retailers such as Lowe's Cos. could benefit from the strong refinancing cycle we have experienced.

In addition, we sharply reduced our defensive stocks, such as financial services, utilities, and consumer staples, in favor of more economically sensitive holdings.

Looking ahead, we're optimistic about the potential for a recovery in the U.S. economy and have positioned the portfolio accordingly. We believe an eclectic mix of stocks will do well in 2002 because we expect the earnings recovery to occur in many different parts of the market.

Technology continued to be an important sector for the portfolio, particularly because of its cyclical component; our research indicates companies spend more on hardware and software as their businesses get better. For this reason, we have owned cyclical technology companies, such as PC manufacturers, semiconductor makers, and semiconductor capital equipment companies, in addition to firms we feel are best-of-breed Internet infrastructure and storage software companies.

In health care, we have focused on biotechnology and emerging pharmaceutical companies that our research indicates have deep pipelines of new products in development. We also continued to emphasize retail, anticipating that, the consumer may be in better shape to spend by the middle of 2002. We also believe that selected advertising-sensitive media firms in the leisure sector have long-term promise, particularly if an economic recovery allows advertising spending to improve.

As the world recovers from September 11, we think conditions are becoming more favorable for an economic recovery, though we may still see some near-term weakness. Since the terrorist attacks, approximately $300 billion in economic stimulus has been injected into the U.S. economy. Globally, fiscal and monetary policies appear to us to be friendly, given 11 interest rate cuts in the United States and more than 180 cuts by central banks around the world, over the course of 2001. In addition, oil and gas prices have been down sharply. Given these many favorable factors already in place, we have positioned the portfolio to potentially benefit from a global recovery.

MONEY MARKET VARIABLE ACCOUNT

For the 12 months ended December 31, 2001, the account provided a total return of 3.74%. This return which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a 3.44% return for the average money market portfolio tracked by Lipper Inc., an independent firm that tracks portfolio performance.

In an environment of slower economic activity, declining capital-spending, a weak global economy, and a war in Afghanistan, the Federal Reserve Board embarked on one of the most aggressive rate cutting campaigns in history. All told, the fed funds rate was reduced from 6.50% at the beginning of 2001 to 1.75% at the end of December, a 40-year low.

Through the first half of the period, we lengthened the average maturity to the 55 to 65 day area. By doing so, we captured higher yields in a declining interest-rate environment. This approach proved beneficial. By early summer, though, we had let the average maturity decline to a more neutral level because we felt that there was a great deal of monetary and fiscal stimulus in the pipeline, and short-term yields were unlikely to decline as much as the market expected. Of course, the tragedies of September 11 altered our outlook, leading us to believe that rates would be on the decline for the foreseeable future. As a result, we increased the average maturity again.

We have continued to limit the account's investments to securities issued or guaranteed by the U.S. Treasury, agencies, or instrumentalities of the U.S. government, as well as to the highest-quality corporate and bank issues, in order to provide maximum security against credit risk. On December 31, 2001, approximately 51% of the portfolio was invested in high-quality commercial paper, with the balance invested in U.S. government or government-guaranteed issues.

Investments in the account are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the account seeks to preserve the value at $1.00 per unit, it is possible to lose money by investing in the account.

TOTAL RETURN VARIABLE ACCOUNT

For the 12 months ended December 31, 2001, the account provided a total return of -0.20%. This return, which includes the reinvestment of any capital gains and dividend distributions, but does not reflect any applicable contract or surrender charges, compares to returns of -11.87% and 8.50%, respectively, for the account's benchmarks, the S&P 500 and the Lehman Brothers Government/Credit Index, an unmanaged index consisting of U.S. Treasuries that have remaining maturities of more than one year, U.S. government agency securities, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

A year marked by recession, a California energy crisis, and falling stock prices was overshadowed by the tragic events of September 11. From that point, an economy already mired in recession had to come to grips with additional political and economic uncertainties. The Federal Reserve Board (the Fed) continued to cut interest rates in an effort to buoy growth and attempt to short-circuit the recession. While we remained aware of such big-picture macroeconomic issues, we didn't make any dramatic changes to our stockpicking approach. However, we did take advantage of share-price declines at the end of the third quarter to add investments in technology and other cyclical areas whose fundamental outlooks in our view, should improve with any signs of an economic turnaround. These additions included companies in such industries as paper and chemicals, which appeared to be bottoming. In our view, these stocks were selling at very attractive valuations and offered appealing dividend yields.

Our MFS Original Research(R) approach focuses on bottom-up stock selection.
Our identification of companies offering solid fundamentals selling at attractive valuations led us to discover significant opportunities in energy and insurance, two sectors that have suffered due to the slowdown in economic activity. Energy stocks - particularly those companies with any business in natural gas - enjoyed a positive secular story due to growing demand coupled with constrained supply. More recently, however, a very warm November and the economic downturn reduced demand and lower prices hurt stock prices. In our view, however, the long-term story appears to remain positive. In insurance-- particularly the property and casualty insurers that we have been focusing on-- the key is pricing. These companies experienced significant short-term difficulties resulting from the sharp rise in claims in the wake of the September 11 tragedies. However, we think many of these companies should be able to raise prices aggressively and grow earnings strongly over the next few years.

Looking to the bonds we selected for the portfolio, we continued to pursue a value-oriented strategy. During the past several years we've evolved a more conservative approach with the bond holdings, reducing our stake in lower-rated, high-yield bonds and increasing investments in higher-grade corporate debt. Our main objective is to create a well-diversified mix of investment-grade corporate bonds, mortgage-backed securities, and U.S. Treasuries. In the latter part of 2001, our focus remained on higher-quality corporate securities because we believed they offered more attractive values and yields than alternatives in the other bond sectors. It's also important to note that the yield on the portfolio's investments in short-term money-market securities has gone down over the course of the year. Earlier in 2001, we felt these investments offered very attractive yields, however, with the Fed embarking on a course of steady reductions in short-term interest rates, yields on money-market securities declined significantly.

Our bond portfolio boosted performance significantly in 2001, as investors turned away from stocks and toward bonds for more stability and safety. The same rationale drove the strong performance of most defensive stocks offering strong balance sheets and reliable cash flows. PepsiCo provided stable earnings growth and the positive effects of its purchase of Quaker Oats helped performance. Abbott Laboratories overcame some product problems to post a recovery in its share price. Personal products manufacturer Gillette also attracted investors looking for stable earnings growth, on the heels of new management's successful turnaround. On the down side, our holdings in electric utilities stocks were disappointing. Historically seen as a safe haven, electric utilities suffered from the instability created by deregulation in the industry. Our holdings in electric stocks such as Exelon and FPL Group stumbled as a result.

In our view, the environment remains very difficult for many companies going forward, due to poor sales, earnings, and revenue visibility. Unemployment has been on the rise and most companies remained very cautious about spending on capital upgrades. In this environment, we intend to pursue a consistent, cautious, prudent approach to security selection.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index. The portfolios are actively managed, and current holdings may be different.

INVESTMENT OBJECTIVES AND POLICIES

CAPITAL APPRECIATION VARIABLE ACCOUNT (CAVA) seeks to maximize capital appreciation by investing in securities of all types, with a major emphasis on common stocks. Investments in foreign and emerging markets securities may be unfavorably affected by interest rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase unit price volatility. See the prospectus for details.

GLOBAL GOVERNMENTS VARIABLE ACCOUNT (GGVA) seeks moderate current income and preservation and growth of capital by investing in a portfolio of U.S. and foreign government and government-related securities. Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. The portfolio may invest in derivative securities which may include futures and options. These types of hedging instruments can increase price fluctuation. As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed income securities. Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political, or regulatory developments affecting those countries than is a portfolio that invests more broadly. These risks may increase unit price volatility. See the prospectus for details.

GOVERNMENT SECURITIES VARIABLE ACCOUNT (GSVA) seeks current income and preservation of capital by investing in U.S. government securities. Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio. The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed income securities. These risks may increase unit price volatility. See the prospectus for details.

HIGH YIELD VARIABLE ACCOUNT (HYVA) seeks high current income and capital appreciation by investing primarily in fixed-income securities of U.S. and foreign issuers that may be in the lower-rated categories or unrated and may include equity features. Investments in foreign and emerging markets securities may be unfavorably affected by interest rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. Investments in lower-rated securities may provide greater returns but may have greater-than-average risk. As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. These risks may increase unit price volatility. See the prospectus for details.

MANAGED SECTORS VARIABLE ACCOUNT (MSVA) seeks capital appreciation by varying the weighting of its portfolio among 13 industry sectors. Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. Because the portfolio focuses its investments on companies in a limited number of sectors, the portfolio is more susceptible to adverse economic, political, or regulatory development affecting those sectors than is a portfolio that invests more broadly. As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. These risks may increase unit price volatility. See the prospectus for details.

MONEY MARKET VARIABLE ACCOUNT (MMVA) seeks maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months. Investments in foreign securities may be unfavorably affected by interest rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio. Investments in the portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the portfolio. The portfolio's yield will fluctuate with changes in market conditions. These risks may increase unit price volatility. See the prospectus for details.

TOTAL RETURN VARIABLE ACCOUNT (TRVA) seeks to provide above-average income (compared to a portfolio entirely invested in equity securities), consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income. Investments in foreign and emerging markets securities may be unfavorably affected by interest rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. Investments in lower-rated securities may provide greater returns but may have greater-than-average risk. The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed income securities. These risks may increase unit price volatility. See the prospectus for details.

ONE YEAR PERFORMANCE THROUGH DECEMBER 31, 2001

                            COMPASS 2 (U.S.)    COMPASS 3 (U.S.)
-------------------------   ------------------  ----------------
Capital Appreciation
  Variable Account                 (26.22)%             (26.30)%
Global Governments
  Variable Account                  (3.74)%              (3.88)%
Government Securities
  Variable Account                   6.12%                6.01%
High Yield Variable
  Account                           (3.05)%              (3.15)%
Managed Sectors Variable
  Account                          (36.23)%             (36.32)%
Money Market Variable
  Account                            2.41%                2.31%
Total Return Variable
  Account                           (1.44)%              (1.59)%

THESE PERFORMANCE RESULTS REFLECT ANY APPLICABLE CONTRACT OR SURRENDER CHARGES.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE PERFORMANCE RESULTS.

PORTFOLIO OF INVESTMENTS--December 31, 2001
CAPITAL APPRECIATION VARIABLE ACCOUNT
STOCKS--94.8%

ISSUER                                              SHARES         VALUE
U.S. STOCKS--86.7%
APPAREL & TEXTILES--0.6%
Nike, Inc., "B"                                     53,200    $    2,991,968
                                                              --------------

AUTOMOTIVE--0.6%
Harley-Davidson, Inc.                               50,400    $    2,737,224
                                                              --------------
BANKS & CREDIT COS.--0.8%
Bank America Corp.                                  58,800    $    3,701,460
                                                              --------------
BIOTECHNOLOGY--2.7%
Abbott Laboratories, Inc.                          141,600    $    7,894,200
Genentech, Inc.*                                    38,900         2,110,325
Guidant Corp.*                                      54,010         2,689,698
                                                              --------------
                                                              $   12,694,223
                                                              --------------
BUSINESS MACHINES--2.2%
Sun Microsystems, Inc.*                            271,760    $    3,342,648
Texas Instruments, Inc.                            258,280         7,231,840
                                                              --------------
                                                              $   10,574,488
                                                              --------------
BUSINESS SERVICES--5.4%
Automatic Data Processing, Inc.                    136,100    $    8,016,290
BISYS Group, Inc.*                                  76,800         4,914,432
Concord EFS, Inc.*                                 165,000         5,408,700
First Data Corp.                                    87,400         6,856,530
                                                              --------------
                                                              $   25,195,952
                                                              --------------
CELLULAR PHONES--1.2%
Motorola, Inc.                                      57,900    $      869,658
Sprint Corp. (PCS Group)*                          197,420         4,819,022
                                                              --------------
                                                              $    5,688,680
                                                              --------------
COMPUTER HARDWARE--SYSTEMS--3.2%
Cisco Systems, Inc.*                               364,600    $    6,602,906
Dell Computer Corp.*                               105,920         2,878,906
Lexmark International, Inc.*                        98,000         5,782,000
                                                              --------------
                                                              $   15,263,812
                                                              --------------
COMPUTER SOFTWARE--2.4%
Oracle Corp.*                                      495,438    $    6,841,999
Rational Software Corp.*                           226,500         4,416,750
                                                              --------------
                                                              $   11,258,749
                                                              --------------
COMPUTER SOFTWARE--PERSONAL
   COMPUTERS--2.2%
Microsoft Corp.*                                   159,700    $   10,583,319
                                                              --------------
COMPUTER SOFTWARE--SERVICES--2.6%
SunGard Data Systems, Inc.*                        135,600    $    3,922,908
VERITAS Software Corp.*                            182,370         8,175,647
                                                              --------------
                                                              $   12,098,555
                                                              --------------
COMPUTER SOFTWARE--SYSTEMS--1.7%
Adobe Systems, Inc.                                 73,900    $    2,294,595
Cadence Design Systems, Inc.*                      118,700         2,601,904
EMC Corp.*                                          64,000           860,160
Peoplesoft, Inc.*                                   24,100           968,820
Synopsys, Inc.*                                     21,500         1,270,005
                                                              --------------
                                                              $    7,995,484
                                                              --------------
CONGLOMERATES--3.9%
General Electric Co.                               107,400    $    4,304,592
Tyco International Ltd.                            241,600        14,230,240
                                                              --------------
                                                              $   18,534,832
                                                              --------------
CONSUMER GOODS & SERVICES--0.9%
Gillette Co.                                       132,540    $    4,426,836
                                                              --------------
ELECTRONICS--3.8%
Analog Devices, Inc.*                              201,120    $    8,927,717
Maxim Integrated Products, Inc.*                    44,800         2,352,448
Micron Technology, Inc.*                            65,330         2,025,230
QLogic Corp.*                                       98,100         4,366,431
                                                              --------------
                                                              $   17,671,826
                                                              --------------
ENERGY--0.3%
Dynegy, Inc.                                        53,300    $    1,359,150
                                                              --------------
ENTERTAINMENT--7.8%
AOL Time Warner, Inc.*                             222,610    $    7,145,781
Clear Channel Communications, Inc.*                204,616        10,417,001
Fox Entertainment Group, Inc.*                     203,580         5,400,977
Viacom, Inc., "B"*                                 310,813        13,722,394
                                                              --------------
                                                              $   36,686,153
                                                              --------------
FINANCIAL INSTITUTIONS--7.6%
American Express Co.                                92,900    $    3,315,601
Citigroup, Inc.                                    241,916        12,211,920
Freddie Mac                                        113,100         7,396,740
Goldman Sachs Group, Inc.                           60,430         5,604,883
Merrill Lynch & Co., Inc.                           97,520         5,082,742
Morgan Stanley Dean Witter & Co.                    42,500         2,377,450
                                                              --------------
                                                              $   35,989,336
                                                              --------------
FINANCIAL SERVICES--0.8%
Mellon Financial Corp.                              98,800    $    3,716,856
                                                              --------------
FOREST & PAPER PRODUCTS--0.5%
International Paper Co.                             62,000    $    2,501,700
                                                              --------------
INSURANCE--4.9%
AFLAC, Inc.                                         95,500    $    2,345,480
American International Group, Inc.                 138,470        10,994,518
MetLife, Inc.                                      119,900         3,798,432
The St. Paul Cos., Inc.                            135,600         5,962,332
                                                              --------------
                                                              $   23,100,762
                                                              --------------
INTERNET--1.0%
VeriSign, Inc.*                                    124,950    $    4,753,098
                                                              --------------
MACHINERY--1.2%
Danaher Corp.                                       95,400    $    5,753,574
                                                              --------------
MEDICAL & HEALTH PRODUCTS--8.6%
Allergan, Inc.                                      45,180    $    3,390,759
American Home Products Corp.                       138,830         8,518,609
Applera Corp.--Applied Biosystems Group            199,190         7,822,191
Eli Lilly & Co.                                     81,290         6,384,516
Pfizer, Inc.                                       247,995         9,882,601
Schering Plough Corp.                              124,100         4,444,021
                                                              --------------
                                                              $   40,442,697
                                                              --------------
MEDICAL & HEALTH TECHNOLOGY
   SERVICES--2.4%
Genzyme Corp.*                                      76,900    $    4,603,234
HEALTHSOUTH Corp.*                                 163,300         2,420,106
IMS Health, Inc.                                   106,000         2,068,060
Lincare Holdings, Inc.*                             82,100         2,352,165
                                                              --------------
                                                              $   11,443,565
                                                              --------------
OIL SERVICES--1.6%
El Paso Corp.                                      104,400    $    4,657,284
Noble Drilling Corp.*                               81,570         2,776,643
                                                              --------------
                                                              $    7,433,927
                                                              --------------
OILS--2.4%
Anadarko Petroleum Corp.                            85,800    $    4,877,730
Charter Communications, Inc.*                      332,970         5,470,697
Devon Energy Corp.                                  24,500           946,925
                                                              --------------
                                                              $   11,295,352
                                                              --------------
REAL ESTATE INVESTMENT TRUSTS--0.3%
Starwood Hotels & Resorts Co.                       43,300    $    1,292,505
                                                              --------------
RESTAURANTS & LODGING--0.2%
Cendant Corp.*                                      59,000    $    1,156,990
                                                              --------------
RETAIL--3.0%
Costco Wholesale Corp.*                            133,620    $    5,930,056
Sears, Roebuck & Co.                                26,600         1,267,224
Target Corp.                                       163,910         6,728,505
                                                              --------------
                                                              $   13,925,785
                                                              --------------


                                    9-CAVA

ISSUER                                              SHARES         VALUE
U.S. STOCKS--continued
SPECIAL PRODUCTS & SERVICES--1.2%
Minnesota Mining & Manufacturing Co.                45,940    $    5,430,567
                                                              --------------
SUPERMARKET--0.8%
Kroger Co.*                                        175,900    $    3,671,033
                                                              --------------
TELECOMMUNICATIONS--3.4%
Amdocs Ltd.*                                       110,500    $    3,753,685
Comverse Technology, Inc.*                         102,700         2,297,399
EchoStar Communications Corp.*                     244,285         6,710,509
Qwest Communications
   International, Inc.                             244,700         3,457,611
                                                              --------------
                                                              $   16,219,204
                                                              --------------
TELECOM--WIRELESS--3.2%
American Tower Corp., "A"*                         302,460    $    2,864,296
AT&T Wireless Services, Inc.*                      342,410         4,920,432
QUALCOMM, Inc.*                                    140,000         7,070,000
                                                              --------------
                                                              $   14,854,728
                                                              --------------
TRANSPORTATION--0.3%
United Parcel Service, Inc.                         26,600    $    1,449,700
                                                              --------------
UTILITIES--ELECTRIC--1.0%
AES Corp.*                                         193,400    $    3,162,090
Calpine Corp.*                                      87,800         1,474,162
                                                              --------------
                                                              $    4,636,252
                                                              --------------
     Total U.S. Stocks                                        $  408,530,342
                                                              --------------
FOREIGN STOCKS--8.1%
BERMUDA--2.0%
Ace Ltd. (Insurance)                               128,400    $    5,155,260
XL Capital Ltd. (Insurance)                         43,900         4,010,704
                                                              --------------
                                                              $    9,165,964
                                                              --------------
FINLAND--1.2%
Nokia Corp., ADR
   (Telecommunications)                            233,620    $    5,730,699
                                                              --------------
FRANCE--2.8%
Sanofi-Synthelabo S.A. (Medical &
   Health Products)                                145,500    $   10,850,459
Total Fina Elf S.A., "B" (Oils)                     17,300         2,469,401
                                                              --------------
                                                              $   13,319,860
                                                              --------------
NETHERLANDS--1.1%
STMicroelectronics N.V. (Electronics)              155,200    $    4,915,184
                                                              --------------
UNITED KINGDOM--1.0%
Vodafone Group PLC
   (Telecommunications)                          1,880,900    $    4,914,167
                                                              --------------
     Total Foreign Stocks                                     $   38,045,874
                                                              --------------
     Total Stocks (Identified Cost, $473,316,448)             $  446,576,216
                                                              --------------
SHORT-TERM OBLIGATIONS--4.4%
                                             PRINCIPAL AMOUNT
                                               (000 OMITTED)
American Express Credit
   Corp., due 1/02/02                              $ 4,462    $    4,461,780
Citigroup, Inc., due 1/07/02                         1,400         1,399,557
Federal Home Loan Mortgage
   Corp., due 1/09/02                                4,400         4,398,240
General Electric Capital
   Corp., due 1/02/02                                6,731         6,730,660
Salomon Smith Barney Holdings,
   Inc., due 1/15/02 - 1/16/02                       3,500         3,497,431
                                                              --------------
     Total Short-Term Obligations,
       at Amortized Cost                                      $   20,487,668
                                                              --------------

REPURCHASE AGREEMENT--3.4%

                                                PRINCIPAL
                                                  AMOUNT
ISSUER                                         (000 OMITTED)      VALUE
Goldman Sachs, dated 12/31/01, due 01/02/02,
  total to be received $15,877,579 (secured
  by various U.S. Treasury and Federal
  Agency obligations in a jointly traded
  account), at cost                                $15,876    $   15,876,000
                                                              --------------
     Total Investments
       (Identified Cost, $509,680,116)                        $  482,939,884
                                                              --------------
OTHER ASSETS,
   LESS LIABILITIES--(2.6)%                                      (12,070,535)
                                                              --------------
     Net Assets--100.0%                                       $  470,869,349
                                                              ==============

           See portfolio footnotes and notes to financial statements.


                                    10-CAVA

PORTFOLIO OF INVESTMENTS--December 31, 2001
GLOBAL GOVERNMENTS VARIABLE ACCOUNT
BONDS--80.4%

                                                PRINCIPAL
                                                  AMOUNT
ISSUER                                         (000 OMITTED)      VALUE
U.S. BONDS--26.3%
U.S. TREASURY OBLIGATIONS--26.3%
U.S. Treasury Bonds, 6.25s, 2023                   $   285    $      301,521
U.S. Treasury Notes, 4.625s, 2006                      662           670,997
U.S. Treasury Notes, 6.125s, 2007                    1,278         1,373,850
U.S. Treasury Notes, 5.75s, 2010                       256           268,559
                                                              --------------
     Total U.S. Bonds                                         $    2,614,927
                                                              --------------
FOREIGN BONDS--54.1%
CANADA--3.7%
Government of Canada, 5.75s, 2006               CAD    182    $      119,691
Government of Canada, 5.5s, 2009                       382           243,948
                                                              --------------
                                                              $      363,639
                                                              --------------
DENMARK--1.9%
Kingdom of Denmark, 7s, 2007                    DKK  1,421    $      187,835
                                                              --------------
GERMANY--23.9%
Republic of Germany, 6.75s, 2004                EUR  1,241    $    1,178,742
Republic of Germany, 4.5s, 2009                      1,174         1,015,783
Republic of Germany, 4.75s, 2028                       227           182,695
                                                              --------------
                                                              $    2,377,220
                                                              --------------
ITALY--9.4%
   Republic of Italy, 5s, 2008                  EUR  1,046    $      938,065
                                                              --------------
JAPAN--3.1%
International Bank Reconstruction &
   Developement, 2s, 2008 (Bank)                JPY 22,400    $      184,891
International Bank Reconstruction &
   Development, 5s, 2006 (Bank)                        118           119,897
                                                              --------------
                                                              $      304,788
                                                              --------------
SPAIN--3.7%
Government of Spain, 6s, 2008                     EUR  388    $      365,926
                                                              --------------
SWEDEN--1.5%
Government of Sweden, 5s, 2009                   SEK 1,145    $      108,205
Kingdom of Sweden, 6s, 2005                            400            39,615
                                                              --------------
                                                              $      147,820
                                                              --------------
UNITED KINGDOM--6.9%
United Kingdom Treasury, 6.75s, 2004              GBP  141    $      214,684
United Kingdom Treasury, 7.25s, 2007                   152           244,714
United Kingdom Treasury, 8s, 2015                       86           161,448
United Kingdom Treasury, 6s, 2028                       39            66,619
                                                              --------------
                                                              $      687,465
                                                              --------------
     Total Foreign Bonds                                      $    5,372,758
                                                              --------------
     Total Bonds (Identified Cost, $8,295,417)                $    7,987,685

SHORT-TERM OBLIGATIONS--19.9%
Federal Home Loan Bank Corp.,
   1.43s, due 1/02/02                               $1,741    $    1,740,931
Federal Home Loan Mortgage Corp.,
   1.49s, due 1/02/02                                  239           238,990
     Total Short-Term Obligations, at
       Amortized Cost                                         $    1,979,921
                                                              --------------
     Total Investments (Identified Cost,
     $  10,275,338)                                           $    9,967,606
OTHER ASSETS,
   LESS LIABILITIES--(0.3)%                                          (26,169)
                                                              --------------
     Net Assets--100.0%                                       $    9,941,437
                                                              ==============

           See portfolio footnotes and notes to financial statements.


PORTFOLIO OF INVESTMENTS--December 31, 2001
GOVERNMENT SECURITIES VARIABLE ACCOUNT
BONDS--94.7%

                                             PRINCIPAL AMOUNT
ISSUER                                         (000 OMITTED)      VALUE
U.S. GOVERNMENT AGENCIES--74.5%
Aid to Israel, 6.6s, 2008                        $     985    $    1,055,034
Aid To Peru, 9.98s, 2008                             1,274         1,473,807
Empresa Energetica Cornito
   Ltd., 6.07s, 2010                                 3,453         3,512,046
Federal Home Loan Mortgage
   Corp., 6.5s, 2029                                10,206        10,232,831
Federal Home Loan Mortgage
   Corp., 6.625s, 2009                               2,500         2,663,675
Federal Home Loan Mortgage
   Corp., 7.5s, 2027-2028                            1,343         1,387,021
Federal Housing Authority, 7.43s, 2022               3,189         3,192,956
Federal National Mortgage Assn., 6s, 2016            7,106         7,136,349
Federal National Mortgage
   Assn., 6.5s, 2005-2031                           16,094        16,137,929
Federal National Mortgage
   Assn., 6.722s, 2011-2020                            306           306,678
Federal National Mortgage
   Assn., 6.75s, 2003                                1,887         1,934,082
Federal National Mortgage
   Assn., 7.27s, 2005                                3,737         3,960,997
Federal National Mortgage
   Assn., 7.5s, 2015-2031                            6,427         6,661,052
Federal National Mortgage
   Assn., 8.5s, 2007                                    46            49,417
Federal National Mortgage Assn., 10s,
   2018                                              1,107         1,239,582
Financing Corp., 9.8s, 2018                          2,000         2,747,180
Financing Corp., 10.35s, 2018                        1,950         2,797,938
Government National Mortgage
   Assn., 6.5s, 2028                                 4,500         4,526,343
Government National Mortgage
   Assn., 7s, 2026                                   9,503         9,707,162
Government National Mortgage
   Assn., 7.5s, 2025                                 3,087         3,197,714
Government National Mortgage
   Assn., 8s, 2027                                     694           727,020
Government National Mortgage
   Assn., 11s, 2010-2019                               218           249,556
Government National Mortgage
   Assn., 12.5s, 2015                                   30            35,291
Government National Mortgage
   Assn., 14s, 2014                                      5             5,853
Resolution Funding Corp., 8.875s, 2020               1,700         2,223,804
Small Business Administration,
   8.4s, 2007                                          120           129,000
Small Business Administration,
   8.7s, 2009                                          525           576,532
Small Business Administration,
   10.05s, 2009                                        179           200,602
Small Business Administration,
   6.34s, 2021                                         982           994,764
Small Business Administration,
   6.44s, 2021                                         985         1,002,989
Small Business Administration,
   6.625s, 2021                                      1,000         1,027,961
Tennessee Valley Authority,
   0s to 2012, 8.25s to 2042                         2,250         1,197,877
U.S. Department of Housing & Urban
   Development, 6.36s, 2016                            500           498,594
U.S. Department of Housing &
   Urban Development, 6.59s, 2016                    2,045         2,049,908
U.S. Department of Veterans Affairs,
   7.5s, 2009                                        3,400         3,558,304
                                                              --------------
     Total U.S. Government Agencies                           $   98,397,848
                                                              --------------


                                    11-GSVA

                                             PRINCIPAL AMOUNT
ISSUER                                         (000 OMITTED)      VALUE
U.S. TREASURY OBLIGATIONS--20.2%
U.S. Treasury Bonds, 11.875s, 2003                 $ 1,000    $    1,160,940
U.S. Treasury Bonds, 10.375s, 2012                   3,300         4,228,125
U.S. Treasury Bonds, 12s, 2013                       3,500         4,883,060
U.S. Treasury Bonds, 9.875s, 2015                    3,000         4,241,250
U.S. Treasury Bonds, 6.875s, 2025                    6,000         6,841,860
U.S. Treasury Bonds, 6.125s, 2029                      800           846,752
U.S. Treasury Bonds, 5.375s, 2031                    2,000         1,970,940
U.S. Treasury Notes, 5s, 2011                        2,500         2,492,175
                                                              --------------
     Total U.S. Treasury Obligations                          $   26,665,102
                                                              --------------
     Total Bonds (Identified Cost,
       $122,985,520)                                          $  125,062,950
                                                              --------------
REPURCHASE AGREEMENT--4.7%
Merrill Lynch, dated 12/31/01, due 1/02/02,
   total to be received $6,252,625
   (secured by various U.S. Treasury
   and Federal Agency obligations
   in a jointly traded account), at Cost           $ 6,252    $    6,252,000
                                                              --------------
     Total Investments (Identified Cost,
       $129,237,520)                                            $131,314,950
                                                              --------------
OTHER ASSETS,
   LESS LIABILITIES--0.6%                                            763,678
                                                              --------------
     Net Assets--100.0%                                       $  132,078,628
                                                              ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS--December 31, 2001
HIGH YIELD VARIABLE ACCOUNT
BONDS--90.8%

                                             PRINCIPAL AMOUNT
ISSUER                                         (000 OMITTED)      VALUE
U.S. BONDS--83.0%
ADVERTISING & BROADCASTING--6.3%
Acme Television LLC, 0s to
   2000, 10.875s to 2004                             $ 235      $    225,600
Benedek Communications
   Corp., 0s to 2001, 13.25s to
   2006**                                              450           319,500
Chancellor Media Corp.,
   8.125s, 2007                                        500           520,000
Echostar Broadband Corp.,
   10.375s, 2007                                       190           199,025
Echostar DBS Corp.,
   9.375s, 2009                                        710           727,750
Emmis Communications, 0s
   to 2006, 12.5s to 2011                              980           592,900
Granite Broadcasting Corp.,
   10.375s, 2005                                       155           136,400
Granite Broadcasting Corp.,
   8.875s, 2008                                        185           148,000
LIN Holdings Corp., 0s
   to 2003, 10s to 2008                                225           144,000
Lin Television Corp.,
   8s, 2008                                          1,120         1,128,400
Primedia, Inc., 8.875s, 2011                           340           306,000
XM Satellite Radio, Inc., 14s, 2010                    425           336,281
Young Broadcasting, Inc., 8.5s, 2008##                 695           698,475
                                                              --------------
                                                              $    5,482,331
                                                              --------------
AEROSPACE--2.7%
Alliant Techsystems, Inc., 8.5s, 2011              $   360    $      374,400
K & F Industries, Inc., 9.25s, 2007                  1,235         1,204,125
L-3 Communications Corp., 10.375s, 2007                500           535,625
L-3 Communications Corp., 8.5s, 2008                   210           218,662
Stellex Industries, Inc., 9.5s, 2007**                  75             1,875
                                                              --------------
                                                              $    2,334,687
                                                              --------------
APPAREL & TEXTILES--0.4%
Synthetic Industries, Inc., 13s, 2008**            $   725    $      217,500
Westpoint Stevens, Inc., 7.875s, 2005                  340           109,650
                                                              --------------
                                                              $      327,150
                                                              --------------

AUTOMOTIVE--1.8%
American Axle & Manufacturing,
   Inc., 9.75s, 2009                               $   475    $      486,875
Collins & Aikman Products Co.,
   10.75s, 2011##                                      190           190,475
Hayes Lemmerz International, Inc.,
   11.875s, 2006**##                                    80            37,600
Hayes Wheels International, Inc.,
   9.125s, 2007**                                      445            20,025
Lear Corp., 8.11s, 2009                                415           424,632
Navistar International Corp.,
   9.375s, 2006                                        370           388,500
Oxford Automotive, Inc., 10.125s, 2007**                65             7,150
                                                              --------------
                                                              $    1,555,257
                                                              --------------
BUILDING--4.8%
AAF-McQuay, Inc., 8.875s, 2003                     $   150    $      149,625
American Standard, Inc., 7.625s, 2010                1,200         1,200,000
Atrium Cos, Inc., 10.5s, 2009                          375           345,000
Building Materials Corp. of America,
   8.625s, 2006                                      1,065           871,969
Building Materials Corp. of America,
   8s, 2007                                            300           228,750
Formica Corp., 10.875s, 2009                           310            93,000
MMI Products, Inc., 11.25s, 2007                       575           530,437
Nortek, Inc., 9.25s, 2007                              700           714,000
                                                              --------------
                                                              $    4,132,781
                                                              --------------


                                    12-HYVA

                                             PRINCIPAL AMOUNT
ISSUER                                         (000 OMITTED)      VALUE
U.S. BONDS--continued
BUSINESS MACHINES--PERIPHERALS--0.8%
General Binding Corp., 9.375s, 2008                  $ 860      $    688,000
                                                                ------------
BUSINESS SERVICES--1.0%
Iron Mountain, Inc., 8.625s, 2013                    $ 280      $    288,400
Unisys Corp., 8.125s, 2006                             550           552,750
                                                                ------------
                                                                $    841,150
                                                                ------------
CHEMICALS--1.8%
Huntsman ICI Holdings, 0s, 2009                      $ 100      $     25,000
Huntsman ICI Holdings, 10.125s, 2009                   700           651,000
Lyondell Chemical Co., 9.625s, 2007                    155           155,775
Lyondell Chemical Co., 9.875s, 2007                    250           249,375
Sovereign Specialty Chemicals,
   11.875s, 2010                                       425           408,000
Sterling Chemicals, Inc., 12.375s, 2006**               15            12,525
Sterling Chemicals, Inc., 11.25s, 2007**               575            56,063
Sterling Chemicals, Inc., 0s to 2001,
   13.5s to 2008**                                     300               750
                                                                ------------
                                                                $  1,558,488
                                                                ------------
CONSTRUCTION--1.8%
D R Horton, Inc., 9.75s, 2010                        $ 320      $    329,600
D R Horton, Inc., 9.375s, 2011                         250           256,250
Williams Scotsman, Inc., 9.875s, 2007                1,000           965,000
                                                                ------------
                                                                $  1,550,850
                                                                ------------
CONSUMER CYCLICAL--0.8%
Kindercare Learning Centers, Inc.,
   9.5s, 2009                                        $ 700      $    668,500
                                                                ------------
CONSUMER GOODS & SERVICES--2.6%
American Safety Razor
   Co., 9.875s, 2005                                $1,000      $    980,000
Remington Products Co., 11s, 2006                      160           122,400
Samsonite Corp., 10.75s, 2008                          630           441,000
Simmons Co., 10.25s, 2009                              740           747,400
                                                                ------------
                                                                $  2,290,800
                                                                ------------
CONTAINERS--1.5%
Atlantis Plastics, Inc., 11s, 2003                   $ 300      $    285,000
Plastipak Holdings, 10.75s, 2011##                     195           204,750
Silgan Holdings, Inc., 9s, 2009                        800           808,000
                                                                ------------
                                                                $  1,297,750
                                                                ------------
CORPORATE ASSET-BACKED--1.3%
Airplane Pass-Through Trust,
   10.875s, 2019                                     $ 741      $    298,518
Morgan Stanley Capital , Inc.,
   7.751s, 2039                                        430           374,120
Mortgage Capital Funding, Inc.,
   7.214s, 2007                                        500           435,625
                                                                ------------
                                                                $  1,108,263
                                                                ------------
DEFENSE ELECTRONICS--1.7%
MOOG, Inc., 10s, 2006                               $1,420      $  1,444,850
                                                                ------------
ELECTRICAL EQUIPMENT--0.3%
Actuant Finance Corp., 13s, 2009                     $ 240      $    256,800
                                                                ------------
ENERGY--0.9%
P&L Coal Holdings Corp., 8.875s, 2008                 $ 58      $     61,480
P&L Coal Holdings Corp., 9.625s, 2008                  689           738,953
                                                                ------------
                                                                $    800,433
                                                                ------------
ENERGY--INDEPENDENT--2.5%
Chesapeake Energy Corp.,
   8.125s, 2011##                                   $1,085      $  1,057,875
Continental Resources, Inc.,
   10.25s, 2008                                        625           543,750
Pioneer Natural Resources Co.,
   9.625s, 2010                                        500           553,750
                                                                ------------
                                                                $  2,155,375
                                                                ------------
U.S. BONDS--continued
ENTERTAINMENT
Marvel Holdings, Inc., 0s, 1998**                   $1,165      $          0
                                                                ------------
FOOD & BEVERAGE PRODUCTS--0.7%
Michael Foods, Inc., 11.75s, 2011                    $ 590      $    637,200
                                                                ------------
FOREST & PAPER PRODUCTS--5.2%
Appleton Papers, Inc., 12.5s,
   2008##                                            $ 330      $    316,800
Buckeye Cellulose Corp., 9.25s, 2008                 1,000           990,000
Buckeye Technologies, Inc., 8s, 2010                   175           161,875
Fibermark, Inc., 10.75s, 2011                           25            22,500
Gaylord Container Corp., 9.375s, 2007                  955           802,200
Riverwood International Corp.,
   10.25s, 2006                                        500           511,250
Riverwood International Corp.,
   10.875s, 2008                                       235           238,525
Speciality Paperboard, Inc.,
   9.375s, 2006                                      1,400         1,232,000
U.S. Timberlands, 9.625s, 2007                         425           284,750
                                                                ------------
                                                                $  4,559,900
                                                                ------------
GAMING--11.3%
Aztar Corp., 8.875s, 2007                            $ 740      $    765,900
Boyd Gaming Corp., 9.5s, 2007                          145           146,450
Boyd Gaming Corp., 9.25s, 2009##                       680           695,300
Coast Hotels & Casinos, Inc., 9.5s, 2009               745           767,350
Hollywood Park, Inc., 9.25s, 2007                      800           692,000
Horseshoe Gaming LLC, 8.625s, 2009                     595           615,081
Host Marriott LP, 9.5s, 2007##                         500           500,625
Mandalay Resort Group, 9.5s, 2008                      530           555,175
MGM Grand, Inc., 9.75s, 2007                           825           864,187
MGM Mirage, 8.375s, 2011                               635           627,063
Park Place Entertainment, Corp.,
   8.875s, 2008                                        825           835,313
Station Casinos, Inc., 8.375s, 2008                  2,010         2,037,637
Station Casinos, Inc., 9.875s, 2010                    500           506,250
Vail Resorts, Inc., 8.75s, 2009##                      245           237,650
                                                                ------------
                                                                $  9,845,981
                                                                ------------
INDUSTRIAL--0.1%
Motors & Gears, Inc., 10.75s, 2006                   $ 100      $     87,000
                                                                ------------
INSURANCE--PROPERTY &
   CASUALTY--0.6%
Willis Corroon Corp., 9s, 2009                       $ 500      $    515,000
                                                                ------------
MACHINERY--2.6%
Agco Corp., 9.5s, 2008                               $ 605      $    632,225
Blount, Inc., 7s, 2005                                 385           277,200
Blount, Inc., 13s, 2009                                 65            29,900
Columbus Mckinnon Corp., 8.5s, 2008                    515           460,925
International Knife & Saw, Inc.,
   11.375s, 2006**                                     300             7,500
Numatics, Inc., 9.625s, 2008                           160            56,000
Terex Corp., 10.375s, 2011                             460           478,400
Thermadyne Holdings Corp.,
   0s to 2003, 12.5s to 2008**                       1,650               825
Thermadyne Manufacturing /
   Capital Corp., 9.875s, 2008**                       800           300,000
                                                                ------------
                                                                $  2,242,975
                                                                ------------
MEDIA--CABLE--5.0%
Adelphia Communications Corp.,
   9.375s, 2009                                      $ 130      $    123,500
Charter Communications Holdings,
   8.25s, 2007                                         450           432,562
Charter Communications Holdings,
   0s to 2004, 9.92s to 2011                           400           288,000

                                    13-HYVA

                                             PRINCIPAL AMOUNT
ISSUER                                         (000 OMITTED)      VALUE
U.S. BONDS--continued
MEDIA--CABLE--continued
FrontierVision Holding LP,
   0s to 2001, 11.875s to 2007                       $ 500      $    525,000
Frontiervision Operating Partnership
   LP, 11s, 2006                                       375           386,719
Insight Midwest, 9.75s, 2009                           650           685,750
Mediacom LLC / Mediacom Capital Co.,
   9.5s, 2013                                          515           534,313
NTL Communications Corp.,
   0s to 2003, 12.375s to 2008                       1,225           306,250
NTL, Inc., 0s to 2003, 9.75s to 2008                   700           196,000
Telemundo Holdings, Inc., 0s to 2003,
   11.5s to 2008                                       775           728,500
United International Holdings,
   0s to 2003, 10.75s to 2008                          405            99,225
                                                                ------------
                                                                $  4,305,819
                                                                ------------
MEDICAL & HEALTH TECHNOLOGY
   SERVICES--2.6%
Alliance Imaging, Inc., 10.375s, 2011                $ 150      $    159,000
Beverly Enterprises, Inc., 9.625s, 2009                140           147,000
Fisher Scientific International, Inc.,
   9s, 2008                                            450           461,250
HCA Healthcare Co., 7.875s, 2011                       225           231,750
Healthsouth Corp., 8.5s, 2008                          500           520,000
Prime Medical Services, Inc., 8.75s, 2008              375           346,875
Triad Hospitals, Inc., 8.75s, 2009                     395           412,775
                                                                ------------
                                                                $  2,278,650
                                                                ------------
METALS & MINERALS--0.8%
Doe Run Resources Corp., 11.25s, 2005                $ 350      $     63,000
Jorgensen (Earle M.) Co., 9.5s, 2005                   650           624,000
                                                                ------------
                                                                $    687,000
                                                                ------------
OIL SERVICES--2.2%
Clark Refining & Marketing, Inc.,
   8.625s, 2008                                      $ 450      $    387,000
Forest Oil Corp., 8s, 2011##                           260           260,000
Grant Prideco, Inc., 9.625s, 2007                      210           208,425
Gulfmark Offshore, Inc., 8.75s, 2008                   675           644,625
Mission Resources Corp., 10.875s, 2007                 310           279,000
Tesoro Petroleum Corp., 9s, 2008                       100           100,750
                                                                ------------
                                                                $  1,879,800
                                                                ------------
OILS--0.2%
Stone Energy Corp., 8.25s, 2011##                    $ 165      $    165,413
                                                                ------------
POLLUTION CONTROL--2.6%
Allied Waste North America, Inc.,
   7.625s, 2006                                     $1,670      $  1,649,125
Allied Waste North America, Inc.,
   8.875s, 2008                                        400           412,000
Allied Waste North America, Inc.,
   10s, 2009                                           200           205,000
                                                                ------------
                                                                $  2,266,125
                                                                ------------
PRINTING & PUBLISHING--0.9%
Hollinger International Publishing,
   9.25s, 2007                                       $ 260      $    256,100
Liberty Group Operating, Inc.,
   9.375s, 2008                                        245           169,050
World Color Press, Inc., 7.75s, 2009                   325           307,778
                                                                ------------
                                                                $    732,928
                                                                ------------
RESTAURANTS & LODGING--0.4%
Eldorado Resorts LLC, 10.5s, 2006                    $ 195      $    189,150
HMH Properties, Inc., 8.45s, 2008                       50            46,750
Prime Hospitality Corp., 9.75s, 2007                   140           137,900
                                                                ------------
                                                                $    373,800
                                                                ------------

U.S. BONDS--continued
RETAIL--2.5%
Finlay Enterprises, Inc., 9s, 2008                   $ 250      $    222,500
Finlay Fine Jewelry Corp., 8.375s, 2008                850           782,000
Gap, Inc., 8.8s, 2008##                                280           244,995
J.Crew Operating Corp., 10.375s, 2007                1,080           864,000
K Mart Corp., 9.375s, 2006                              85            69,912
                                                                ------------
                                                                $  2,183,407
                                                                ------------
SPECIAL PRODUCTS & SERVICES--0.1%
Haynes International, Inc.,
   11.625s, 2004                                     $ 300      $    135,000
                                                                ------------
STEEL--1.7%
AK Steel Holdings Corp.,
   9.125s, 2006                                      $ 390      $    399,750
Commonwealth Aluminum Corp.,
   10.75s, 2006                                        555           560,550
Kaiser Aluminum & Chemical Corp.,
   9.875s, 2002                                        360           358,200
WCI Steel, Inc., 10s, 2004                             285           148,913
                                                                ------------
                                                                $  1,467,413
                                                                ------------
SUPERMARKET--0.6%
Jitney-Jungle Stores of America,
   Inc., 12s, 2006**                                 $ 630      $        788
Southland Corp., 5s, 2003                              575           550,499
                                                                ------------
                                                                $    551,287
                                                                ------------
TELECOM--WIRELESS--6.6%
Alamosa Holdings, Inc.,
   0s to 2005, 12.875s to 2010                       $ 185      $    112,850
American Cellular Corp., 9.5s, 2009                    125           122,500
American Tower Corp., 9.375s, 2009                     420           332,850
AT&T Wireless Services, Inc.,
   7.875s, 2011                                        105           111,920
Centennial Cellular Operating Co.,
   10.75s, 2008                                        815           660,150
Crown Castle International Corp.,
   10.75s, 2011                                        435           425,212
Dobson Communications Corp.,
   10.875s, 2010                                       445           467,250
McCaw International Ltd.,
   0s to 2002, 13s to 2007                             575            28,750
Nextel Communications, Inc.,
   0s to 2002, 9.75s to 2007                           160           113,400
Nextel Communications, Inc.,
   0s to 2003, 9.95s to 2008                         1,260           866,250
Nextel Communications, 9.5s, 2011                      490           374,850
Nextel International, Inc.,
   0s to 2003, 12.125s to 2008                         400            20,000
Rural Cellular Corp., 9.625s, 2008                     575           580,750
Spectrasite Holdings, Inc.,
   0s to 2003, 12s to 2008                             410           127,100
Spectrasite Holdings, Inc., 0s to
   2004, 11.25s to 2009                                600           156,000
Spectrasite Holdings, Inc., 10.75s, 2010               255           124,950
Telecorp PCS Inc., 10.625s, 2010                       100           114,250
Triton PCS, Inc., 8.75s, 2011##                        200           200,000
Voicestream Wireless Corp., 10.375s, 2009               29            33,117
Western Wireless Corp., 10.5s, 2007                    750           772,500
                                                                ------------
                                                                $  5,744,649
                                                                ------------
TELECOM--WIRELINE--2.3%
Allegiance Telecommunications, Inc.,
   0s to 2003, 11.75s to 2008                        $ 380      $    171,000
Allegiance Telecommunications,
   Inc., 12.875s, 2008                                 135           100,575
Exodus Communications, Inc.,
   11.25s, 2008**                                      310            57,350


                                    14-HYVA

                                             PRINCIPAL AMOUNT
ISSUER                                         (000 OMITTED)      VALUE
U.S. BONDS--continued
TELECOM--WIRELINE--continued
Exodus Communications, Inc.,
   11.625s, 2010**                                    $ 70       $    12,950
Focal Communications Corp.,
   0s to 2003, 12.125s to 2008                         375           105,000
Focal Communications, 11.875s, 2010                    155            63,550
Hyperion Telecommunication, Inc.,
   12s, 2007                                           540             5,400
ICG Holdings, Inc., 0s to 2001,
   12.5s to 2006**                                     315            22,050
ITC Deltacom, Inc., 9.75s, 2008                        840           310,800
MJD Communications, Inc., 9.5s, 2008                   625           531,250
Nextlink Communications, Inc.,
   10.75s, 2009**                                      210            25,200
Nextlink Communications, Inc.,
   0s to 2004, 12.25s to 2009**                        275            21,656
PSINET, Inc., 10.5s, 2006**                            500            38,750
PSINET, Inc., 11.5s, 2008**                            450            34,875
PSINET, Inc., 11s, 2009**                              225            17,438
Time Warner Telecommunications LLC,
   9.75s, 2008                                         585           465,075
                                                                ------------
                                                                $  1,982,919
                                                                ------------
TIRE & RUBBER--0.2%
Day International Group, Inc.,
   11.125s, 2005                                     $ 195      $    183,300
                                                                ------------
UTILITIES--ELECTRIC--0.8%
AES Corp., 8.875s, 2011                              $ 265      $    217,300
CMS Energy Corp., 8.5s, 2011                           530           525,124
                                                                ------------
                                                                $    742,424
                                                                ------------
     Total U.S. Bonds                                           $ 72,061,455
                                                                ------------
FOREIGN BONDS--7.8%
BERMUDA
Global Crossing Holdings Ltd.,
   8.7s, 2007 (Telecom-Wireline)                     $ 180      $     15,300
Global Crossing Holdings Ltd.,
   9.5s, 2009 (Telecom-Wireline)                        60             6,000
                                                                ------------
                                                                $     21,300
                                                                ------------
CANADA--1.2%
Acetex Corp., 10.875s, 2009
   (Chemicals)##                                      $ 55      $     55,000
Canwest Media, Inc., 10.625s, 2011
   (Advertising & Broadcasting)                        100           107,000
GT Group Telecom, Inc., 0s to 2005,
   13.25s to 2010 (Telecom-Wireline)                 1,050           136,500
PCI Chemicals Canada, Inc.,
   9.25s, 2007(Chemicals)**                            310           124,000
Quebecor Media, Inc., 11.125s, 2011
   (Advertising & Broadcasting)                        345           368,287
Russel Metals, Inc., 10s, 2009
   (Metals & Minerals)                                 295           293,525
Worldwide Fiber, Inc., 12s, 2009
   (Telecom-Wireline)**                                175               219
                                                                ------------
                                                                $  1,084,531
                                                                ------------
GERMANY--1.8%
Callahan Nordrhein Westfallen,
   14s, 2010 (Media-Cable)                           $ 515      $    339,900
Ekabel Hessen, 14.5s, 2010
   (Media-Cable)                                       600           282,000
Fresenius Med Care Capital Trust,
   7.875s, 2008 (Medical & Health
   Technology Services)                                915           915,000
                                                                ------------
                                                                $  1,536,900
                                                                ------------
GRAND CAYMAN ISLANDS--0.1%
Triton Energy Ltd., 8.875s, 2007
   (Energy-Independent)                               $ 60      $     66,600
                                                                ------------
GREECE--0.2%
Fage Dairy Industries S.A., 9s, 2007
   (Food and Beverage Products)                      $ 210      $    199,500
                                                                ------------
LUXEMBOURG--0.4%
Millicom International Cellular, 0s to 2001,
   13.5s, 2006(Telecom-Wireless)                     $ 215      $    141,900
PTC International Finance II S.A.,
   11.25s, 2009 (Telecommunications)                   220           218,900
                                                                ------------
                                                                $    360,800
                                                                ------------
NETHERLANDS--0.7%
Completel Europe N.V., 0s to 2004,
   14s to 2009 (Telecom-Wireline)                    $ 920      $    165,600
Hermes Europe Railtel B.V.,
   10.375s, 2009 (Telecom-Wireline)**                  125            11,563
Tele1 Europe BV, 13s, 2009
   (Telecom-Wireline)                                  700           252,000
United Pan Europe, 10.875s, 2009
   (Media-Cable)                                       250            32,500
United Pan Europe Commerce,
   11.25s, 2010 (Media-Cable)                          250            32,500
United Pan Europe, 0s to 2005,
   13.75s to 2010 (Media-Cable)                      1,045            83,600
                                                                ------------
                                                                $    577,763
                                                                ------------
NORWAY--0.1%
Ocean Rig Norway AS, 10.25s,
   2008 (Oil Services)                               $ 100      $     87,000
                                                                ------------
SINGAPORE--0.1%
Flextronics International Ltd., 9.875s,
   2010 (Electronics)                                $ 105      $    110,250
                                                                ------------
SPAIN--0.3%
Jazztel PLC, 14s, 2009
   (Telecom-Wireline)                                $ 490      $    247,450
                                                                ------------
UNITED KINGDOM--2.9%
Colt Telecom Group PLC, 0s to 2001,
   12s to 2006 (Telecom-Wireline)                    $ 505      $    444,400
Dolphin Telecom PLC, 0s to 2003,
   11.5s to 2008 (Telecom-Wireless)**                1,500               150
Dolphin Telecom PLC, 0s to 2004,
   14s to 2009 (Telecom-Wireless)**                    530                53
Energis PLC, 9.75s, 2009
   (Telecom-Wireline)                                  275           225,500
Ono Finance PLC, 13s, 2009
   (Media-Cable)                                       850           644,937
Ono Finance PLC, 14s, 2011
   (Media-Cable)                                       265           209,019
Telewest Communications PLC, 9.625s,
   2006 (Media-Cable)                                  350           243,250
Telewest Communications PLC, 11s,
   2007 (Media-Cable)                                  265           190,800
Telewest Communications PLC, 0s to 2004,
   9.25s to 2009 (Media-Cable)                         400           166,000
Telewest Communications PLC,
   9.875s, 2010 (Media-Cable)                          420           294,000
Telewest Communications PLC, 0s to 2005,
   11.375s to 2010 (Media-Cable)                       300           115,500
                                                                ------------
                                                                $  2,533,609
                                                                ------------
     Total Foreign Bonds                                        $  6,825,703
                                                                ------------
     Total Bonds (Identified Cost, $100,118,196)                $78,887,158

                                    15-HYVA

STOCKS--0.2%

ISSUER                                               SHARES         VALUE
FOREIGN STOCKS--0.1%
NETHERLANDS--0.1%
Completel Europe N.V.
   (Telecom-Wireline)*                              60,000      $     56,460
Versatel Telecom International N.V.,
   ADR (Telecom-Wireline)                            7,745             7,359
                                                                ------------
     Total Foreign Stocks                                       $     63,819
                                                                ------------
U.S. STOCKS--0.1%
BUILDING
Atlantic Gulf Communities Corp.*                       150      $          1
                                                                ------------
CONSUMER GOODS & SERVICES
Ranger Industries, Inc.*                            10,842      $      1,626
                                                                ------------
METALS & MINERALS--0.1%
Metal Management Inc.                               22,001      $     50,602
                                                                ------------
PRINTING & PUBLISHING
Golden Books Family Entertainment, Inc.*            21,250      $        425
                                                                ------------
TELECOM--WIRELINE
Allegiance Telecom, Inc.*                            2,516      $     20,858
                                                                ------------
     Total U.S. Stocks                                          $     73,512
                                                                ------------
     Total Stocks (Identified Cost, $788,505)                   $    137,331
                                                                ------------

PREFERRED STOCKS--3.3%
CONSUMER GOODS & SERVICES
Renaissance Cosmetics, Inc., 14s*#                     975      $          0
                                                                ------------
MEDIA--2.4%
CSC Holdings, Inc., 11.125s#                        16,955      $  1,780,275
Primedia, Inc., 8.625s #                             6,000           276,000
                                                                ------------
                                                                $  2,056,275
                                                                ------------
TELECOM--WIRELESS--0.9%
Crown Castle International Corp., 12.75s*#             432      $    319,680
Rural Cellular Corp., 11.375s*#                        525           430,500
                                                                ------------
                                                                $    750,180
                                                                ------------
TELECOM--WIRELINE
Global Crossings Holdings Ltd., 10.5s#               1,789      $      3,578
Nextel Communications, Inc., 13s*#                      93            50,220
                                                                ------------
                                                                $     53,798
                                                                ------------
     Total Preferred Stocks (Identified Cost, $3,268,849)       $  2,860,253
                                                                ------------
WARRANTS--0.3%
GT Group Telecom, Inc.
   (Telecom-Wireline)                                1,050      $      5,250
ICO, Inc. (Oil Services)*                          375,000           206,250
Knology, Inc. (Telecom-Wireline)*##                    500               500
Loral Orion Network Systems,
   Inc. (Telecom-Wireless) *                         1,000             3,000
Loral Orion Network Systems,
   Inc. (Telecom-Wireless)*                          1,100             5,500
McCaw International Ltd.
   (Telecom-Wireless)*##                               700             1,750
Metronet Communications Corp.
   (Telecom-Wireline)*##                               600            24,000
Ono Finance PLC (Media-Cable)*                       1,225            12,250
Ono Finance PLC (Media-Cable)                          265             2,650
Renaissance Cosmetics, Inc
   (Consumer Goods and Services)*                      788                 0
XM Satellite Radio, Inc. (Media-Cable)*                425            12,750
                                                                ------------
     Total Warrants (Identified Cost, $356,085)                 $    273,900
                                                                ------------

SHORT-TERM OBLIGATIONS--2.6%
                                                    PRINCIPAL AMOUNT
ISSUER                                                  (000 OMITTED)      VALUE

American Express Credit Corp.,
   due 1/02/02                                           $       266   $   265,987
Edison Asset Securitization LLC,
   due 1/02/02^                                                1,566     1,565,920
General Electric Capital Corp.,
   due 1/02/02                                                   399       398,980
                                                                       -----------
     Total Short-Term Obligations, at
       Amortized Cost                                                  $ 2,230,887
                                                                       -----------
REPURCHASE AGREEMENT--0.8%
Goldman Sachs, dated 12/31/01,
   due 1/02/02, total to be received
   $701,070 (secured by various
   U.S. Treasury and Federal Agency
   obligations in a jointly traded
   account), at Cost                                     $       701   $   701,000
                                                                       -----------
     Total Investments (Identified Cost, $107,463,522)                 $85,090,529

OTHER ASSETS,
   LESS LIABILITIES--2.0%                                                1,764,146
                                                                       -----------
     Net Assets--100.0%                                                $86,854,675
                                                                       ===========

           See portfolio footnotes and notes to financial statements.


                                    16-HYVA

PORTFOLIO OF INVESTMENTS--December 31, 2001
MANAGED SECTORS VARIABLE ACCOUNT
STOCKS--96.3%

ISSUER                                             SHARES         VALUE
U.S. STOCKS--92.2%
AUTO PARTS--1.7%
Harley-Davidson, Inc.                               29,600      $  1,607,576
                                                                ------------
BIOTECHNOLOGY--1.1%
Genentech, Inc.*                                    20,200      $  1,095,850
                                                                ------------
BUILDING MATERIALS--1.7%
Minnesota Mining & Manufacturing Co.                 5,300      $    626,513
Praxair, Inc.                                       18,100         1,000,025
                                                                ------------
                                                                $  1,626,538
                                                                ------------
COMMUNICATION SERVICES--0.8%
Sprint Corp. (PCS Group)*                           32,000      $    781,120
                                                                ------------
CONSUMER PRODUCTS--0.5%
ARAMARK Corp.*                                       1,410      $     37,929
Avon Products, Inc.                                  4,800           223,200
NBTY, Inc.*                                         18,400           215,280
                                                                ------------
                                                                $    476,409
                                                                ------------
ELECTRONICS--0.5%
Marvell Technology Group Ltd.*                      13,100      $    469,242
                                                                ------------
ENERGY--1.4%
BJ Services Co.*                                    18,400      $    597,080
Nabors Industries, Inc.*                            14,800           508,084
Smith International, Inc.*                           5,400           289,548
                                                                ------------
                                                                $  1,394,712
                                                                ------------
FINANCIAL SERVICES--3.4%
Bank America Corp.                                  18,900      $  1,189,755
Goldman Sachs Group, Inc.                           14,400         1,335,600
Lehman Brothers Holdings, Inc.                       8,700           581,160
Principal Financial Group, Inc.*                     5,230           125,520
Prudential Financial, Inc.*                          2,450            81,315
                                                                ------------
                                                                $  3,313,350
                                                                ------------
HEALTHCARE--12.9%
Icos Corp.*                                          6,300      $    361,872
Abbott Laboratories, Inc.                            2,900           161,675
Affymetrix, Inc.*                                   15,300           577,575
Amgen, Inc.*                                        15,700           886,108
Andrex Corp.*                                        2,100           147,861
Applera Corp. - Applied Biosystems Group            13,000           510,510
Celgene Corp.*                                       6,400           204,288
Forest Laboratories, Inc.*                           4,900           401,555
Genzyme Corp.*                                      31,300         1,873,618
Gilead Sciences, Inc.*                              10,700           703,204
IDEC Pharmaceuticals Corp.*                         26,200         1,805,966
ImClone Systems, Inc.*                              21,185           984,255
Johnson & Johnson Co.                               13,000           768,300
Medicis Pharmaceutical Corp.*                        4,000           258,360
Medimmune, Inc.*                                     9,700           449,595
Millennium Pharmaceuticals, Inc.*                    8,500           208,335
Myriad Genetics, Inc.*                               6,100           321,104
Protein Design Labs, Inc.*                          11,300           372,109
Quest Diagnostics, Inc.*                             6,200           444,602
Sepracor, Inc.*                                      8,900           507,834
Waters Corp.*                                       12,400           480,500
                                                                ------------
                                                                $ 12,429,226
                                                                ------------
INDUSTRIAL--3.8%
Paccar Inc.                                          3,700      $    242,794
Navistar International Corp.                         5,700           225,150
Northrop Grumman Corp.                               4,500           453,645
Tyco International Ltd.                             46,900         2,762,410
                                                                ------------
                                                                $  3,683,999
                                                                ------------
LEISURE--10.3%
Krispy Kreme Doughnuts, Inc.*                       11,000      $    486,200
Activision, Inc.*                                    5,400           140,454
AOL Time Warner, Inc.*                               9,000           288,900
Brinker International, Inc.*                        18,800           559,488

U.S. STOCKS--continued
LEISURE--continued
CEC Entertainment, Inc.*                             9,300      $    403,527
Cendant Corp.*                                      28,300           554,963
Clear Channel Communications, Inc.*                 36,100         1,837,851
Electronic Arts, Inc.*                               5,500           329,725
Fox Entertainment Group, Inc.*                      26,800           711,004
International Game Technology                       18,200         1,243,060
THQ, Inc.*                                           2,300           111,481
Tricon Global Restaurants, Inc.*                     9,200           452,640
USA Networks, Inc.*                                 28,100           767,411
Viacom, Inc., "B"*                                  26,300         1,161,145
Westwood One, Inc.*                                 31,300           940,565
                                                                ------------
                                                                $  9,988,414
                                                                ------------
OTHER--6.9%
Genuine Parts Co.                                    6,500      $    238,550
Affiliated Computer Services, Inc., "A"*            15,000         1,591,950
Apollo Group, Inc.*                                 13,100           589,631
Automatic Data Processing, Inc.                     14,200           836,380
Career Education Corp.*                              7,600           260,528
Concord EFS, Inc.*                                  40,200         1,317,756
Corinthian Colleges, Inc.*                           6,900           282,141
Electronic Data Systems Corp.                        6,300           431,865
Fiserv, Inc.*                                       13,600           575,552
Strayer Education, Inc.                              6,600           321,552
SunGard Data Systems, Inc.*                          8,100           234,333
                                                                ------------
                                                                $  6,680,238
                                                                ------------
RETAIL--16.8%
Chicos Fas, Inc.*                                   14,600      $    579,620
Abercrombie & Fitch Co.*                            15,300           405,909
Bed Bath & Beyond, Inc.*                            35,700         1,210,230
Best Buy Co., Inc.*                                  6,500           484,120
Circuit City Stores, Inc.                           23,400           607,230
Costco Wholesale Corp.*                             25,600         1,136,128
Electronics Boutique Holdings Corp.*                 8,400           335,496
Family Dollar Stores, Inc.                           2,100            62,958
Home Depot, Inc.                                    34,800         1,775,148
Kohl's Corp.*                                       10,000           704,400
Lowe's Cos., Inc.                                   61,500         2,854,215
Nike, Inc., "B"                                     20,200         1,136,048
O' Reilly Automotive, Inc.*                          9,000           328,230
Pier 1 Imports, Inc.                                10,900           189,006
Sears, Roebuck & Co.                                14,100           671,724
Target Corp.                                        43,100         1,769,255
Wal-Mart Stores, Inc.                               24,200         1,392,710
Whole Foods Market, Inc.*                            9,600           418,176
Williams-Sonoma, Inc.*                               3,400           145,860
                                                                ------------
                                                                $ 16,206,463
                                                                ------------
TECHNOLOGY--29.0%
Advanced Fibre Communications, Inc.*                16,600      $    293,322
Adaptec, Inc.*                                      11,100           160,950
Analog Devices, Inc.*                               28,000         1,242,920
Applied Materials, Inc.*                             7,100           284,710
Brocade Communications Systems, Inc.*               21,700           718,704
Brooks Automation, Inc.*                            19,400           788,998
Cisco Systems, Inc.*                                48,300           874,713
Conexant Systems, Inc.*                             16,800           241,248
Dell Computer Corp.*                                56,300         1,530,234
Ebay, Inc.*                                         13,000           869,700
Emulex Corp.*                                       39,800         1,572,498
Fairchild Semiconductor International Co.*          18,100           510,420
Ingram Micro, Inc.*                                 14,800           256,336
Intel Corp.                                          6,600           207,570
Intersil Holding Corp.*                             30,300           977,175
Intuit, Inc.*                                        8,600           367,736

                                    17-MSVA

ISSUER                                              SHARES          VALUE
US STOCKS--continued
TECHNOLOGY--continued
KLA-Tencor Corp.*                                   21,700      $  1,075,452
Lam Research Corp.*                                 45,800         1,063,476
LTX Corp.*                                          28,600           598,884
Macrovision Corp.*                                   2,000            70,440
Maxim Integrated Products, Inc.*                     9,700           509,347
Microchip Technology, Inc.*                         26,200         1,014,988
Micron Technology, Inc.*                            22,200           688,200
Microsoft Corp.*                                    39,900         2,644,173
Network Appliance, Inc.*                            11,500           251,505
Novellus Systems, Inc.*                             23,400           923,130
Oracle Corp.*                                       36,100           498,541
Peoplesoft, Inc.*                                   37,100         1,491,420
QLogic Corp.*                                       34,500         1,535,595
QUALCOMM, Inc.*                                      3,100           156,550
Rational Software Corp.*                            24,800           483,600
Sun Microsystems, Inc.*                             19,900           244,770
Synopsys, Inc.*                                      7,600           448,932
Texas Instruments, Inc.                             11,900           333,200
UTStarcom, Inc.*                                     8,460           241,110
VeriSign, Inc.*                                     14,200           540,168
VERITAS Software Corp.*                             53,200         2,384,956
                                                                ------------
                                                                $ 28,095,671
                                                                ------------
TRANSPORTATION--1.4%
Roadway Corp.                                        6,500      $    238,550
Fedex Corp.*                                        21,900         1,136,172
                                                                ------------
                                                                $  1,374,722
                                                                ------------
     Total U.S. Stocks                                          $ 89,223,530
                                                                ------------
FOREIGN STOCKS--4.1%
BERMUDA--0.2%
Xl Capital Ltd. (Insurance)                          2,300      $    210,128
                                                                ------------
FINLAND--0.4%
Nokia Corp., ADR (Telecommunications)               15,500      $    380,215
                                                                ------------
GERMANY--0.1%
SAP AG, ADR (Computer
   Software - Systems)                               4,000      $    127,720
                                                                ------------
NETHERLANDS--0.9%
ASM International N.V. (Electronics)*               26,900      $    524,819
STMicroelectronics N.V. (Electronics)               11,000           348,370
                                                                ------------
                                                                $    873,189
                                                                ------------
NORWAY--0.6%
Tandberg ASA (Telecommunications)*                  24,500      $    545,955
                                                                ------------
SOUTH KOREA--0.3%
SK Telecom Ltd., ADR (Telecommunications)          *12,500      $    270,250
                                                                ------------
TAIWAN--0.4%
Taiwan Semiconductor
   Manufacturing Co. Ltd.,
   ADR (Electronics)                                21,900      $    376,023
                                                                ------------
UNITED KINGDOM--1.2%
Vodafone Group PLC
   (Telecommunications)                            281,800      $    736,250
ARM Holdings PLC (Electronics)*                     77,700           405,444
                                                                ------------
                                                                $  1,141,694
                                                                ------------
     Total Foreign Stocks                                       $  3,925,174
                                                                ------------
     Total Stocks (Identified Cost, $87,260,964)                $ 93,148,704
                                                                ------------

SHORT-TERM OBLIGATIONS--2.2%
                                             PRINCIPAL AMOUNT
ISSUER                                         (000 OMITTED)       VALUE
American Express Credit Corp., due 1/02/02      $      846      $    845,958
General Electric Capital Corp., due 1/02/02          1,276         1,275,936
     Total Short-Term Obligations, at
       Amortized Cost                                           $  2,121,894
                                                                ------------

Goldman Sachs, dated 12/31/01, due 01/01/02, total to be received
   $2,666,265 (secured by various U.S.
   Treasury and Federal Agency obligations
   in a jointly traded account), at cost        $    2,666      $  2,666,000
                                                                ------------
     Total Investments (Identified Cost, $92,048,858)           $ 97,936,598
                                                                ------------
OTHER ASSETS,
   LESS LIABILITIES--(1.2%)                                       (1,165,663)
                                                                ------------
     Net Assets--100.0%                                         $ 96,770,935
                                                                ============


           See portfolio footnotes and notes to financial statements.

                                    18-MSVA

PORTFOLIO OF INVESTMENTS--December 31, 2001
MONEY MARKET VARIABLE ACCOUNT
COMMERCIAL PAPER--50.9%

                                           PRINCIPAL AMOUNT
ISSUER                                       (000 OMITTED)      VALUE
------                                     ----------------     -----
American Express Credit Corp.,
   due 1/02/02                                $   414      $   413,980
Archer Daniels Midland Co.,
   due 2/07/02^                                 2,000        1,994,902
Centric Capital Corp.,
   due 1/11/02 - 1/31/02^                       1,200        1,198,489
Chase Manhattan Bank, due 3/11/02               1,500        1,500,000
Ciesco LP, due 2/12/02                          1,500        1,496,728
Dexia Delaware LLC, due 3/11/02                 1,500        1,494,911
ED & F Treasury Management,
   due 2/04/02                                  2,000        1,995,580
Edison Asset Securitization LLC,
   due 1/02/02^                                 2,403        2,402,878
Enterprise Funding Corp.,
   due 3/12/02^                                 1,500        1,494,779
General Electric Capital Corp.,
   due 3/18/02                                  2,000        1,989,634
Gillette Co., due 4/02/02^                      2,000        1,988,423
Govco, Inc., due 2/21/02^                       1,000          997,153
ING America Insurance Holdings,
   due 2/07/02                                  1,500        1,497,086
Morgan Stanley Dean Witter,
   due 2/15/02                                  2,400        2,394,510
New Center Asset Trust,
   due 1/02/02 - 3/12/02                        2,408        2,402,880
Old Line Funding Corp., due 1/10/02^            1,500        1,499,250
Preferred Receivables Funding,
   due 1/14/02^                                 1,500        1,498,862
Prudential Funding Corp.,
   due 1/10/02                                  2,000        1,998,835
Royal Bank Canada, due 1/15/02                  1,500        1,498,845
Societe Generale, due 2/15/02                   2,000        1,991,475
Swedbank, due 4/02/02                           2,000        1,988,372
Thunder Bay Funding, Inc.,
   due 1/15/02^                                   803          802,344
Tribune Co., due 2/13/02^                       1,000          997,551
UBS Finance, Inc., due 1/02/02                  2,403        2,402,879
Verizon Global Funding, due 4/02/02^              800          794,985
                                                           -----------
     Total Commercial Paper, at
       Amortized Cost and Value                            $40,735,331
                                                           -----------
U.S. GOVERNMENT AGENCIES--46.4%
Federal Home Loan Bank,
   due 1/11/02 - 3/22/02                      $22,100      $22,033,783
Federal Home Loan Mortgage Corp.,
   due 1/9/02 - 3/7/02                          4,200        4,193,731
Federal National Mortgage Assn.,
   due 1/2/02 - 8/23/02                        11,000       10,948,893
                                                           -----------
     Total U.S. Government Agencies,
       at Amortized Cost and Value                         $37,176,407
                                                           ===========
REPURCHASE AGREEMENT - 2.9%
Merrill Lynch, dated 12/31/01,
   due 1/02/02, total to be received
   $2,284,228 (secured by various U.S.
   Treasury and Federal Agency
   obligations in a jointly traded
   account), at Cost                          $ 2,284      $ 2,284,000
     Total Investments,
       at Amortized Cost and Value                         $80,195,738
                                                           -----------
OTHER ASSETS,
   LESS LIABILITIES--(0.2)%                                   (129,417)
                                                           -----------
     Net Assets--100.0%                                     80,066,321
                                                           ===========

           See portfolio footnotes and notes to financial statements.


                                     19-MMVA

PORTFOLIO OF INVESTMENTS--December 31, 2001
TOTAL RETURN VARIABLE ACCOUNT
STOCKS--56.1%

ISSUER                                                 SHARES          VALUE
------                                                 ------          -----
U.S. STOCKS--51.7%
AEROSPACE--0.2%
United Technologies Corp.                               5,810       $   375,500
                                                                    -----------
AEROSPACE & DEFENSE--0.3%
Northrop Grumman Corp.                                  6,900       $   695,589
                                                                    -----------
AUTOMOTIVE--0.6%
Delphi Automotive
   Systems Corp.                                       67,240       $   918,498
Visteon Corp.                                          35,990           541,290
                                                                    -----------
                                                                    $ 1,459,788
                                                                    -----------
BANKS & CREDIT COS.--3.1%
Bank America Corp.                                     40,690       $ 2,561,436
FleetBoston Financial Corp.                            57,280         2,090,720
PNC Financial Services Group Co.                       23,630         1,328,006
U.S. Bancorp                                            9,252           193,644
Wachovia Corp.                                         15,500           486,080
Wells Fargo Co.                                        15,100           656,095
                                                                    -----------
                                                                    $ 7,315,981
                                                                    -----------
BIOTECHNOLOGY--0.6%
Abbott Laboratories, Inc.                              14,560       $   811,720
Guidant Corp.*                                          2,700           134,460
Pharmacia Corp.                                         9,809           418,354
                                                                    -----------
                                                                    $ 1,364,534
                                                                    -----------
BUSINESS MACHINES--2.1%
Hewlett-Packard Co.                                     7,700       $   158,158
International Business
   Machines Corp.                                       6,060           733,017
Sun Microsystems, Inc.*                                81,900         1,007,370
Telephone & Data Systems, Inc.                         26,900         2,414,275
Texas Instruments, Inc.                                20,520           574,560
                                                                    -----------
                                                                    $ 4,887,380
                                                                    -----------
CELLULAR PHONES--0.5%
Motorola, Inc.*                                        74,300       $ 1,115,986
                                                                    -----------
CHEMICALS--1.9%
Air Products & Chemicals, Inc.                         27,120       $ 1,272,199
Dow Chemical Co.                                       19,100           645,198
PPG Industries, Inc.                                    6,000           310,320
Praxair, Inc.                                          31,600         1,745,900
Rohm & Haas Co.                                        13,280           459,886
                                                                    -----------
                                                                    $ 4,433,503
                                                                    -----------
COMPUTER HARDWARE--SYSTEMS--0.2%
Compaq Computer Corp.                                   6,000       $    58,560
George Gulf Corp.                                      28,100           519,850
                                                                    -----------
                                                                    $   578,410
                                                                    -----------
COMPUTER SOFTWARE
Oracle Corp.*                                           7,100       $    98,051
                                                                    -----------
CONSUMER GOODS & SERVICES--1.6%
Fortune Brands, Inc.                                   17,000       $   673,030
Gillette Co.                                           27,600           921,840
Kimberly--Clark Corp.                                   8,400           502,320
Procter & Gamble Co.                                   19,420         1,536,705
                                                                    -----------
                                                                    $ 3,633,895
                                                                    -----------
CONTAINERS--0.6%
Owens Illinois, Inc.*                                 145,400       $ 1,452,546
                                                                    -----------
ELECTRONICS--0.6%
Analog Devices, Inc.*                                  25,300       $ 1,123,067
Tektronix, Inc.*                                       12,100           311,938
                                                                    -----------
                                                                    $ 1,435,005
                                                                    -----------
ENERGY--0.1%
TXU Corp.                                               5,759       $   271,537
                                                                    -----------

ENTERTAINMENT--2.4%
Harrah's Entertainment, Inc.*                          41,500       $ 1,535,915
Viacom, Inc., "B"*                                     92,303         4,075,177
Walt Disney Co.                                         2,650            54,908
                                                                    -----------
                                                                    $ 5,666,000
                                                                    -----------
FINANCIAL INSTITUTIONS--3.5%
American Express Co.                                    3,500       $   124,915
Citigroup, Inc.                                        42,266         2,133,588
Freddie Mac                                            33,520         2,192,208
J. P. Morgan Chase & Co.                                2,930           106,505
Merrill Lynch & Co., Inc.                              34,200         1,782,504
Morgan Stanley Dean Witter & Co.                       32,830         1,836,510
                                                                    -----------
                                                                    $ 8,176,230
                                                                    -----------
FINANCIAL SERVICES--0.7%
Mellon Financial Corp.                                 42,320       $ 1,592,078
                                                                    -----------
FOOD & BEVERAGE PRODUCTS--0.8%
Archer-Daniels-Midland Co.                             47,107       $   675,986
Kellogg Co.                                            20,600           620,060
PepsiCo, Inc.                                          12,486           607,943
                                                                    -----------
                                                                    $ 1,903,989
                                                                    -----------
FOREST & PAPER PRODUCTS--1.1%
Bowater, Inc.                                          15,600       $   744,120
International Paper Co.                                32,700         1,319,445
Willamette Industries, Inc.                            11,600           604,592
                                                                    -----------
                                                                    $ 2,668,157
                                                                    -----------
HEALTHCARE--0.3%
HCA Inc.                                               18,050       $   695,647
                                                                    -----------
INSURANCE--5.5%
Allstate Corp.                                         65,780       $ 2,216,786
Chubb Corp.                                            14,000           966,000
CIGNA Corp.                                            22,370         2,072,581
Hartford Financial Services Group, Inc.                36,710         2,306,489
Jefferson Pilot Corp.                                  26,605         1,231,013
MetLife, Inc.                                          31,140           986,515
Nationwide Financial Services, Inc., "A"               27,620         1,145,125
Prudential Financial, Inc.*                             2,720            90,277
The St. Paul Cos., Inc.                                39,370         1,731,099
                                                                    -----------
                                                                    $12,745,885
                                                                    -----------
INTERNET--0.1%
VeriSign, Inc.*                                         3,800       $   144,552
                                                                    -----------
MACHINERY--1.1%
Deere & Co.                                            61,380       $ 2,679,851
                                                                    -----------
MEDICAL & HEALTH PRODUCTS--2.2%
American Home Products Corp.                           13,710       $   841,246
Baxter International, Inc.                              3,720           199,504
Bristol-Myers Squibb Co.                               11,450           583,950
Eli Lilly & Co.                                         4,700           369,138
Johnson & Johnson Co.                                   1,680            99,288
Merck & Co., Inc.                                      24,000         1,411,200
Pfizer, Inc.                                           14,100           561,885
Schering Plough Corp.                                  32,060         1,148,068
                                                                    -----------
                                                                    $ 5,214,279
                                                                    -----------
MEDICAL & HEALTH TECHNOLOGY
   SERVICES--0.3%
Trigon Healthcare, Inc.*                                8,500       $   590,325
                                                                    -----------
METALS & MINERALS--1.0%
Alcoa, Inc.                                            62,390       $ 2,217,964
                                                                    -----------
OIL SERVICES--3.4%
BJ Services Co.*                                       25,000       $   811,250
Cooper Cameron Corp.*                                  25,820         1,042,095
El Paso Corp.                                          17,044           760,333
Kerr McGee Corp.                                       12,560           688,288


                                     20-TRVA

ISSUER                                                          SHARES             VALUE
------                                                          ------             -----
U.S. STOCKS--continued
OIL SERVICES--continued
Noble Drilling Corp.*                                            66,495        $  2,263,490
Schlumberger Ltd.                                                41,280           2,268,336
                                                                               ------------
                                                                               $  7,833,792
                                                                               ------------
OILS--4.2%
Apache Corp.                                                     37,148        $  1,852,942
Charter Communications, Inc.*                                    15,300             251,379
Devon Energy Corp.                                               81,120           3,135,288
ExxonMobil Corp.                                                 56,092           2,204,416
Occidental Petroleum Corp.                                       79,470           2,108,339
Unocal Corp.                                                      4,750             171,332
                                                                               ------------
                                                                               $  9,723,696
                                                                               ------------
PRINTING & PUBLISHING--0.6%
Gannett Co., Inc.                                                14,220        $    956,011
New York Times Co.                                                4,800             207,600
Tribune Co.                                                       9,100             340,613
                                                                               ------------
                                                                               $  1,504,224
                                                                               ------------
RAILROAD--0.4%
Burlington Northern Santa Fe Railway Co.                         33,560        $    957,467
                                                                               ------------
REAL ESTATE INVESTMENT TRUSTS--0.5%
Equity Office Properties Trust                                    7,900        $    237,632
Equity Residential Properties Trust                              29,260             840,055
                                                                               ------------
                                                                               $  1,077,687
                                                                               ------------
RESTAURANTS & LODGING--0.5%
McDonald's Corp.                                                 34,700        $    918,509
MGM Mirage, Inc.*                                                10,900             314,683
                                                                               ------------
                                                                               $  1,233,192
                                                                               ------------
RETAIL--1.4%
Gap, Inc.                                                        29,800        $    415,412
Sears, Roebuck & Co.                                             58,900           2,805,996
                                                                               ------------
                                                                               $  3,221,408
                                                                               ------------
SPECIAL PRODUCTS & SERVICES--0.1%
Illinois Tool Works, Inc.                                         2,900        $    196,388
                                                                               ------------
SUPERMARKET--1.0%
Kroger Co.*                                                      69,090        $  1,441,908
Safeway, Inc.*                                                   19,450             812,038
                                                                               ------------
                                                                               $  2,253,946
                                                                               ------------
TELECOMMUNICATIONS--3.5%
Alltel Corp.                                                      4,370        $    269,760
AT&T Corp.                                                      106,171           1,925,942
CenturyTel, Inc.                                                 19,700             646,160
Cox Communications, Inc.*                                        10,800             452,628
SBC Communications, Inc.                                         14,524             568,905
Sprint Corp.                                                    110,480           2,218,438
Verizon Communications, Inc.                                     41,606           1,974,621
                                                                               ------------
                                                                               $  8,056,454
                                                                               ------------
TELECOMMUNICATIONS & CABLE--0.8%
Comcast Corp., "A"*                                              54,920        $  1,977,120
                                                                               ------------
TELECOM--WIRELESS--0.3%
AT&T Wireless Services, Inc.*                                    46,037        $    661,552
                                                                               ------------
TELECOM--WIRELINE--0.2%
Advanced Fibre Communications, Inc.*                             32,300        $    570,741
                                                                               ------------
TRANSPORTATION--0.2%
United Parcel Service, Inc.                                      10,200        $    555,900
                                                                               ------------
UTILITIES--ELECTRIC--2.5%
Calpine Corp.*                                                   49,600        $    832,784
Dominion Resources, Inc.                                          6,200             372,620
Exelon Corp.                                                     11,020             527,638
FPL Group, Inc.                                                   7,640             430,896
NiSource, Inc.                                                  106,003           2,444,429
Pinnacle West Capital Corp.                                      20,260             847,881
Progress Energy, Inc.                                             6,200             279,186
                                                                               ------------
                                                                               $  5,735,434
                                                                               ------------
UTILITIES--GAS--0.7%
National Fuel Gas Co.                                            52,800        $  1,304,160
WGL Holdings, Inc.                                                6,910             200,874
Williams Cos., Inc.                                               4,500             114,840
                                                                               ------------
                                                                               $  1,619,874
                                                                               ------------
     Total U.S. Stocks                                                         $120,591,537
                                                                               ------------
FOREIGN STOCKS--4.4%
BRAZIL
Aracruz Celulose S.A. (Forest and
   Paper Products)                                                3,900        $     70,902
                                                                               ------------
CANADA--0.5%
Alcan, Inc. (Metals)                                             11,300        $    406,009
Nortel Networks Corp.
   (Telecommunications)                                          95,400             715,500
                                                                               ------------
                                                                               $  1,121,509
                                                                               ------------
IRELAND--0.1%
Jefferson Smurfit Group PLC, ADR (Containers)                     6,900        $    155,250
                                                                               ------------
NETHERLANDS--2.3%
Akzo Nobel N.V. (Chemicals)                                      79,990        $  3,569,832
Royal Dutch Petroleum Co., ADR (Oils)                            38,120           1,868,642
                                                                               ------------
                                                                               $  5,438,474
                                                                               ------------
SWITZERLAND--0.7%
Nestle S.A. (Food & Beverage Products)                            1,830        $    390,465
Novartis AG (Medical & Health Products)                          36,100           1,305,527
                                                                               ------------
                                                                               $  1,695,992
                                                                               ------------
UNITED KINGDOM--0.8%
BP Amoco PLC, ADR (Oils)                                         15,370        $    714,859
Diageo PLC (Food & Beverage Products)*                           95,577           1,090,532
                                                                               ------------
                                                                               $  1,805,391
                                                                               ------------
     Total Foreign Stocks                                                      $ 10,287,518
                                                                               ------------
     Total Stocks (Identified Cost, $127,763,290)                              $130,879,055

BONDS--37.3%

                                                     PRINCIPAL AMOUNT
                                                       (000 OMITTED)
                                                     ----------------
U.S. BONDS--36.5%
AEROSPACE--0.6%
Northrop Grumman Corp., 7.125s, 2011                    $  395        $    412,356
Northrop Grumman Corp., 7.75s, 2031                        234             251,794
Raytheon Co., 6.45s, 2002                                  663             676,266
                                                                      ------------
                                                                      $  1,340,416
                                                                      ------------
AIRLINES--0.3%
Jet Equipment Trust, 9.41s, 2010##                      $  309        $    282,339
Jet Equipment Trust, 11.44s, 2014##                        300             212,784
Jet Equipment Trust, 10.69s, 2015##                        250             179,455
                                                                      ------------
                                                                      $    674,578
                                                                      ------------
AUTOMOTIVE--0.1%
Ford Motor Co., 7.45s, 2031                             $  355        $    325,723
                                                                      ------------
BANKS & CREDIT COS.--1.0%
Bank America Corp., 7.4s, 2011                          $  319        $    342,172
Credit Suisse First Boston, 6.125s, 2011                   427             415,599
Midamerican Funding LLC, 6.927s, 2029                      546             520,832
Midland Cogeneration Venture Corp.,
   10.33s, 2002                                            203             206,330
Midland Funding Corp., 10.33s, 2002                         50              50,818
Socgen Real Estate Co., 7.64s, 2049##                      773             796,677
                                                                      ------------
                                                                      $  2,332,428
                                                                      ------------
CONGLOMERATES--0.1%
News America Holdings, Inc., 6.703s, 2034               $  215        $    221,637
                                                                      ------------
CORPORATE ASSET-BACKED--4.5%
American Airlines Pass--Through Trust,
   6.855s, 2010                                         $  190        $    190,361
Banamex Credit Card Merchant Voucher,
   6.25s, 2003##                                           219             224,878


                                     21-TRVA

                                                     PRINCIPAL AMOUNT
ISSUER                                                 (000 OMITTED)           VALUE
------                                               ----------------          -----
CORPORATE ASSET-BACKED--continued
BCF LLC, 7.75s, 2026##                                   $     90          $    70,660
Bear Stearns Commercial Mortgage
   Securities, Inc., 6.8s, 2008                               446              467,211
Beneficial Home Equity Loan Trust,
   2.228s, 2037                                               583              579,769
Certificates Funding Corp.,
   6.716s, 2004                                               300              317,862
Chase Commercial Mortgage Securities
   Corp., 7.543s, 2009                                        132              141,981
Chase Commercial Mortgage Securities
   Corp., 6.39s, 2030                                         369              378,774
Citibank Credit Card Issuance Trust,
   6.65s, 2008                                                623              647,002
Commerce 2000, 2.196s, 2002##                                  61               60,649
Commerce 2000, 2.116s, 2011##                                 253              252,924
Continental Airlines Pass--Through
   Trust, Inc., 6.648s, 2017                                  641              568,023
Criimi Mae Commercial Mortgage Trust,
   7s, 2033                                                   320              331,048
Criimi Mae Corp., 6.701s, 2008##                              190              181,777
CWMBS, Inc. Pass--Through Trust, 8s, 2030756              797,043
Ford Credit Auto Owner Trust, 6.42s, 2003                     249              257,247
GS Mortgage Securities Corp. II, 6.06s, 2030                  638              657,957
Morgan Stanley Dean Witter Capital,
   3.626s, 2013##                                             436              433,525
Residential Accredit Loans, Inc.,
   6.75s, 2028                                              1,015            1,021,344
Residential Accredit Loans,
   Inc., 7s, 2028                                             500              503,232
Residential Funding Mortgage
   Securities, Inc., 7.66s, 2012                              150              152,209
Residential Funding Mortgage
   Securities, Inc., 6s, 2016                               2,100            2,110,172
Summit Acceptance Auto Investment
   LLC, 7.51s, 2007                                           200              214,000
                                                                           -----------
                                                                           $10,559,648
                                                                           -----------
ENTERTAINMENT--0.6%
Comcast Cable Communications,
   6.75s, 2011                                           $    228          $   228,889
Time Warner, Inc., 10.15s, 2012                               809            1,015,093
Time Warner, Inc., 6.875s, 2018                               188              184,368
                                                                           -----------
                                                                           $ 1,428,350
                                                                           -----------
FINANCIAL INSTITUTIONS--3.1%
Countrywide Home Loan,
   Inc., 6.85s, 2004                                     $    632          $   664,403
Countrywide Home Loans,
   Inc., 5.5s, 2006                                           229              228,425
Federal Home Loan Mortgage,
   3.25s, 2004                                                437              428,260
Ford Motor Credit Co., 6.875s, 2006                         1,006            1,005,648
Ford Motor Credit Co., 7.875s, 2010                           230              233,289
Ford Motor Credit Co., 7.25s, 2011                            589              573,639
Ford Motor Credit Co., 7.375s, 2011                           485              478,598
General Motors Acceptance Corp.,
   6.875s, 2011                                               277              270,920
General Motors Acceptance Corp.,
   7.25s, 2011                                                489              492,487
General Motors Acceptance Corp.,
   8s, 2031                                                   176              178,057
Independant National Mortgage
   Corp., 7s, 2026                                            127              128,985
Lehman Brothers Holdings,
   Inc., 8.25s, 2007                                          802              893,476
Pemex Project Funding Master Trust,
   9.125s, 2010                                               302              320,120
Prudential Funding Corp., 6.6s, 2008                     $    375          $   380,775
Salton Sea Funding Corp., 7.84s, 2010                         400              362,232
Salton Sea Funding Corp., 8.3s, 2011                          100               88,015
Sunamerica Institutional, 5.75s, 2009                         441              445,851
                                                                           -----------
                                                                           $ 7,173,180
                                                                           -----------
FINANCIAL SERVICES--2.0%
AIG Sunamerica Global Financing II,
   7.6s, 2005##                                          $    444          $   480,315
AIG Sunamerica Global Financing IV,
   5.85s, 2006##                                              573              592,224
Citigroup, Inc., 7.25s, 2010                                  526              564,203
General Electric Capital Corp.,
   7.5s, 2005                                                 536              578,987
General Electric Capital Corp.,
   8.7s, 2007                                                 110              128,362
General Electric Capital Corp.,
   8.75s, 2007                                                130              152,514
General Electric Capital Corp.,
   8.85s, 2007                                                199              231,112
Morgan (JP) Commercial Mortgage
   Finance Corp., 6.613s, 2030                                175              181,611
Morgan Stanley Group, Inc., 6.1s, 2006                        429              442,166
Nisource Finance Corp., 7.875s, 2010                          977            1,010,423
Sprint Capital Corp., 7.125s, 2006                            107              111,548
Sprint Capital Corp., 6.875s, 2028                            148              135,374
                                                                           -----------
                                                                           $ 4,608,839
                                                                           -----------
FOOD & BEVERAGE PRODUCTS--0.2%
Kellogg Co., 6s, 2006                                    $    291          $   297,985
Tyson Foods, Inc., 8.25s, 2011##                              150              157,794
                                                                           -----------
                                                                           $   455,779
                                                                           -----------
GAMING--0.1%
Harrahs Operating, Inc., 7.125s, 2007                    $    193          $   195,301
                                                                           -----------
MACHINERY--0.1%
Ingersoll Rand Co., 6.25s, 2006                          $    160          $   163,595
                                                                           -----------
MEDIA--CABLE--0.1%
Comcast Cable Commerce, Inc.,
   6.875s, 2009                                          $    245          $   247,657
                                                                           -----------
MEDICAL & HEALTH TECHNOLOGY
   SERVICES--0.4%
Healthsouth Corp., 7.375s, 2006##                        $    128          $   129,600
Tenet Healthcare Corp., 6.375s, 2011##                        726              702,149
                                                                           -----------
                                                                           $   831,749
                                                                           -----------
NATURAL GAS--PIPELINE
Consolidated Natural Gas Co., 6.25s, 2011                $    128          $   124,429
                                                                           -----------
OIL SERVICES--0.1%
Amerada Hess Corp., 7.3s, 2031                           $    295          $   292,315
                                                                           -----------
OILS--0.2%
Anadarko Finance Co., 6.75s, 2011                        $    258          $   262,229
Conoco Funding Co., 6.35s, 2011                               247              250,184
Occidental Petroleum Corp., 6.4s, 2003                         54               55,212
                                                                           -----------
                                                                           $   567,625
                                                                           -----------
POLLUTION CONTROL--0.3%
Waste Management, Inc., 6.625s, 2002                     $    208          $   211,557
Waste Management, Inc., 7.375s, 2010                          508              522,178
                                                                           -----------
                                                                           $   733,735
                                                                           -----------
PRINTING & PUBLISHING--0.1%
News America Holdings,
   Inc., 8.5s, 2005                                      $     86          $    92,562
News America Holdings, Inc., 7.3s, 2028                        51               47,490
                                                                           -----------
                                                                           $   140,052
                                                                           -----------


                                     22-TRVA

                                                     PRINCIPAL AMOUNT
ISSUER                                                 (000 OMITTED)       VALUE
------                                               ----------------      -----
RAILROAD--0.2%
Union Pacific Corp., 6.34s, 2003                          $  365       $   381,440
Union Pacific Corp., 5.84s, 2004                             150           154,830
                                                                       -----------
                                                                       $   536,270
                                                                       -----------
REAL ESTATE--0.4%
EOP Operating Ltd., 7.75s, 2007                           $  234       $   249,874
Simon Property Group, Inc., 6.75s, 2004                      578           590,595
                                                                       -----------
                                                                       $   840,469
                                                                       -----------
RESTAURANTS & LODGING--0.2%
MGM Mirage, Inc., 8.5s, 2010                              $  546       $   542,882
                                                                       -----------
RETAIL--0.1%
K Mart Corp., 9.375s, 2006                                $  252       $   207,270
                                                                       -----------
SUPERMARKET--0.2%
Delhaize America, Inc., 9s, 2031##                           461       $   547,198
                                                                       -----------
TELECOMMUNICATIONS--0.9%
Cox Communications, Inc., 7.75s, 2010                     $   67       $    72,066
Cox Communications, Inc., 6.75s, 2011                        327           328,805
TCI Communications Financing III,
   9.65s, 2027                                             1,193         1,326,067
Telecomunicaciones de Puerto Rico,
   Inc., 6.65s, 2006                                         270           270,193
                                                                       -----------
                                                                       $ 1,997,131
                                                                       -----------
TELECOMMUNICATIONS & CABLE--0.1%
Belo Ah Corp., 7.75s, 2027                                $  226       $   193,538
                                                                       -----------
TELECOM--WIRELESS--0.2%
AT & T Wireless Services, Inc., 7.35s, 2006               $  298       $   314,444
Cingular Wireless LLC, 6.5s, 2011                            127           128,003
Cingular Wireless LLC, 7.125s, 2031##                        126           127,085
                                                                       -----------
                                                                       $   569,532
                                                                       -----------
TELECOM--WIRELINE--0.7%
Bellsouth Corp., 6s, 2011                                 $  381       $   379,274
Citizens Communications Co., 8.5s, 2006                      125           132,732
Citizens Communications Co.,
   7.625s, 2008##                                            200           204,526
Sprint Capital Corp., 6s, 2007##                             298           295,879
Worldcom, Inc., 6.4s, 2005                                    56            57,060
Worldcom, Inc., 8.25s, 2031                                  395           416,500
                                                                       -----------
                                                                       $ 1,485,971
                                                                       -----------
U.S. GOVERNMENT AGENCIES--10.6%
Federal National Mortgage Assn., 5.5s, 2006               $1,066       $ 1,098,310
Federal National Mortgage Assn.,
   5.722s, 2009                                              830           833,767
Federal National Mortgage Assn.,
   6s, 2005-2016                                           1,739         1,776,558
Federal National Mortgage Assn.,
   6.5s, 2014-2030                                         7,884         7,934,857
Federal National Mortgage Assn.,
   6.625s, 2010                                            4,395         4,671,050
Federal National Mortgage Assn.,
   7s, 2015                                                  411           425,364
Federal National Mortgage Assn., 7.5s, 2030                  846           873,183
Government National Mortgage Assn.,
   6.5s, 2028                                              2,004         2,015,367
Government National Mortgage Assn.,
   7s, 2028                                                1,624         1,662,436
Government National Mortgage Assn.,
   7.5s, 2023-2026                                         1,904         1,975,874
Government National Mortgage Assn
   8s, 2025                                                1,156         1,210,771
Student Loan Marketing Assn., 5s, 2004                       250           257,110
                                                                       -----------
                                                                       $24,734,647
                                                                       -----------
U.S. TREASURY OBLIGATIONS--5.0%
U.S. Treasury Bonds, 11.875s, 2003                        $  435       $   505,009
U.S. Treasury Bonds, 6.25s, 2030                             579           626,588
U.S. Treasury Bonds, 5.375s, 2031                         $   41       $    40,404
U.S. Treasury Notes, 3s, 2003                              1,759         1,760,372
U.S. Treasury Notes, 3.5s, 2006                            1,860         1,792,575
U.S. Treasury Notes, 4.625s, 2006                          1,746         1,769,728
U.S. Treasury Notes, 6.875s, 2006                          2,164         2,380,400
U.S. Treasury Notes, 5s, 2011                              2,907         2,897,512
                                                                       -----------
                                                                       $11,772,588
                                                                       -----------
UTILITIES--ELECTRIC--3.3%
Allegheny Energy Supply Co. LLC, 7.8s, 2011##             $  404       $   397,637
Cleveland Electric Illuminating Co., 7.88s, 2017             427           446,877
Cleveland Electric Illuminating Co., 9s, 2023                321           336,408
Commonwealth Edison Co., 8.5s, 2022                          323           338,301
Dominion Resources, Inc., 8.125s, 2010                       284           310,898
DTE Energy Co., 7.05s, 2011                                  238           244,709
Entergy Mississippi, Inc., 6.2s, 2004                        256           262,707
Firstenergy Corp., 6.45s, 2011                               276           269,420
GGIB Funding Corp., 7.43s, 2011                              151           155,986
Gulf States Utilities Co., 8.25s, 2004                       128           137,313
Kinder Morgan Energy Partners, 6.75s, 2011                   395           396,529
Kinder Morgan Energy Partners, 7.4s, 2031                    252           254,225
Niagara Mohawk Power Corp., 7.25s, 2002                      333           343,152
Niagara Mohawk Power Corp., 7.75s, 2006                      782           845,592
Niagara Mohawk Power Corp., 8.77s, 2018                      581           610,492
Northeast Utilities, 8.58s, 2006                             245           260,885
NRG South Central Generating LLC,
   8.962s, 2016                                              190           191,479
Progress Energy, Inc., 7.1s, 2011                            163           169,184
Pseg Power LLC, 7.75s, 2011                                  289           302,862
Pseg Power LLC, 8.625s, 2031                                  91           101,054
Toledo Edison Co., 7.875s, 2004                              320           342,115
TXU Eastern Funding Co., 6.15s, 2002                         165           166,970
Utilicorp United, Inc., 7s, 2004                             152           154,771
Waterford 3 Funding Entergy Corp., 8.09s, 2017               478           485,708
Wisconsin Energy Corp., 5.875s, 2006                         125           126,584
                                                                       -----------
                                                                       $ 7,651,858
                                                                       -----------
UTILITIES--GAS--0.6%
Coastal Corp., 6.2s, 2004                                 $  699       $   704,900
Dynegy Holdings, Inc., 6.875s, 2011                          144           121,127
Texas Gas Transmission Corp., 7.25s, 2027                    400           367,986
Williams Gas Pipelines Central,
   Inc., 7.375s, 2006##                                      163           167,259
                                                                       -----------
                                                                       $ 1,361,272
                                                                       -----------
UTILITIES--TELEPHONE--0.1%
Verizon Pennsylvania, Inc., 5.65s, 2011                   $  354       $   340,049
                                                                       -----------
     Total U.S. Bonds                                                  $85,197,711
                                                                       -----------
FOREIGN BONDS--0.8%
CANADA--0.3%
AT&T Canada, Inc., 0s to 2003,
   9.95s to 2008, (Telecommunications)                    $   94       $    49,350
Hydro Quebec, 6.3s, 2011(Energy)                             567           576,696
                                                                       -----------
                                                                       $   626,046
                                                                       -----------
FRANCE--0.1% France Telecom S.A.,
   3.613s, 2003(Telecom-Wireline)##                       $  292       $   294,218
                                                                       -----------
ITALY--0.2%
Unicredito Italiano Capital Trust,
   9.2s, 2049(Banks and Credit Cos.)##                    $  415       $   461,385
                                                                       -----------
SINGAPORE
Singapore Telecommunications,
   6.375s, 2011(Telecom - Wireless)##                     $   99       $    98,870
                                                                       -----------
UNITED KINGDOM--0.2%
Hanson PLC, 7.875s, 2010(Building Products)               $  459       $   482,662
                                                                       -----------
     Total Foreign Bonds                                               $ 1,963,181
                                                                       -----------
     Total Bonds (Identified Cost, $86,333,213)                        $87,160,892


                                     23-TRVA

ISSUER                                                                 SHARES             VALUE
PREFERRED STOCK--0.2%
ENERGY--INDEPENDENT--0.2%
Duke Energy Co., 8%
   (Identified Cost, $365,000)                                          14,600        $    370,548
                                                                                      ------------
CONVERTIBLE PREFERRED STOCKS--0.6%
CELLULAR PHONES--0.2%
Motorola, Inc.                                                          10,800        $    504,792
                                                                                      ------------
CONTAINERS
Owens-Illinois, Inc., 4.75%                                              2,500        $     51,250
                                                                                      ------------
PRINTING & PUBLISHING--0.1%
Tribune Co., 0s                                                              3        $    233,550
                                                                                      ------------
UTILITIES--ELECTRIC--0.3%
Dominion Resources, Inc., 9.5%                                           4,000        $    238,880
NiSource, Inc., 7.75%                                                    6,900             313,605
TXU Corp., 9.25%                                                         4,800             125,184
                                                                                      ------------
                                                                                      $    677,669
                                                                                      ------------
     Total Convertible Preferred Stock
       (Identified Cost, $1,274,678)                                                  $  1,467,261
                                                                                      ------------
                                                                   PRINCIPAL AMOUNT
                                                                     (000 OMITTED)
                                                                   ----------------
CONVERTIBLE BONDS--0.4%
COMPUTER SOFTWARE--SYSTEMS--0.2%
Analog Devices, Inc., 4.75s, 2005                                      $   410        $    387,963
                                                                                      ------------
CONGLOMERATES--0.1%
Loews Corp., 3.125s, 2007                                              $   370        $    315,425
                                                                                      ------------
RESTAURANTS & LODGING--0.1%
Hilton Hotels Corp., 5s, 2006                                          $   320        $    284,384
                                                                                      ------------
     Total Convertible Bonds
       (Identified Cost, $1,230,730)                                                  $    987,772
                                                                                      ------------
SHORT-TERM OBLIGATIONS--3.1%
American Express Credit Corp.,
   due 1/02/02                                                         $   946        $    945,953
Edison Asset Securitization LLC,
   due 1/02/02                                                           4,998           4,997,746
General Electric Capital Corp.,
   due 1/02/02                                                           1,425           1,424,928
                                                                                      ------------
     Total Short-Term Obligations, at Amortized Cost                                    $7,368,627
                                                                                      ------------
REPURCHASE AGREEMENTS--1.1%
Goldman Sachs, dated 12/31/01, due 1/2/02,
   total to be received $2,499, 249
   (secured by various U.S. Treasury
   and Federal Agency obligations
   in a jointly traded account), at cost                               $ 2,499        $  2,499,000
                                                                                      ------------
     Total Investments
       (Identified Cost, $226,834,538)                                                $230,733,155
                                                                                      ------------


OTHER ASSETS,
   LESS LIABILITIES--1.2%                                                               $2,726,480
                                                                                      ------------
     Net Assets--100.0%                                                               $233,459,635
                                                                                      ============

           See portfolio footnotes and notes to financial statements.

----------
PORTFOLIO FOOTNOTES:
  *Non-income producing security.
 **Non-income producing security--in default.
  #Payment-in-kind security
##SEC Rule 144A restriction.
  +Restricted security.
  ^4 (2) paper.
   Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.
AUD = Australian Dollars
CAD = Canadian Dollars
DKK = Danish Kroner
EUR = Euro
GBP = British Pounds
JPY = Japanese Yen
SEK = Swedish Krona


                                       24-TRVA

STATEMENTS OF ASSETS AND LIABILITIES-- December 31, 2001
(000 Omitted)

                                                                   CAPITAL          GLOBAL        GOVERNMENT      HIGH
                                                                APPRECIATION     GOVERNMENTS      SECURITIES      YIELD
                                                                   VARIABLE        VARIABLE        VARIABLE      VARIABLE
                                                                   ACCOUNT         ACCOUNT         ACCOUNT       ACCOUNT
                                                                ------------      ----------      ----------     --------
Assets:
  Investments--
     Investments cost                                             $509,680         $10,275         $129,238      $107,464
     Unrealized appreciation (depreciation)                        (26,740)           (307)           2,077       (22,373)
                                                                  --------         -------         --------      --------
       Total investments, at value                                $482,940         $ 9,968         $131,315      $ 85,091
  Cash                                                                   1            --                 51             4
  Receivable for investments sold                                    1,408            --                  5          --
  Receivable for units sold                                             98               2               11            14
  Interest and dividends receivable                                    224             154            1,436         1,965
  Receivable from sponsor                                             --              --               --            --
  Other assets                                                           8            --                  2             1
                                                                  --------         -------         --------      --------
       Total assets                                               $484,679         $10,124         $132,820      $ 87,075
                                                                  ========         =======         ========      ========
Liabilities:
  Net payable for forward foreign currency exchange contracts
     not subject to master netting agreements                     $   --           $     3         $   --        $   --
  Net payable for forward foreign currency exchange
      contracts subject to master netting agreements                  --                94             --            --
  Payable for investments purchased                                 12,094            --               --            --
  Payable for units surrendered                                        526               3              250            37
  Payable to affiliates -
      Investment adviser                                                28               1                6             5
      Sponsor                                                        1,091              52              434           119
  Accrued expenses and other liabilities                                71              30               51            59
                                                                  --------         -------         --------      --------
       Total liabilities                                          $ 13,810         $   183         $    741      $    220
                                                                  --------         -------         --------      --------
        Net assets                                                $470,869         $ 9,941         $132,079      $ 86,855
                                                                  ========         =======         ========      ========

                                                                    MANAGED           MONEY            TOTAL
                                                                    SECTORS           MARKET           RETURN
                                                                    VARIABLE         VARIABLE         VARIABLE
                                                                    ACCOUNT          ACCOUNT          ACCOUNT
                                                                    --------         --------         --------
Assets:
  Investments--
     Investments cost                                               $92,049          $80,196          $226,834
     Unrealized appreciation (depreciation)                           5,888             --               3,899
                                                                    -------          -------          --------
       Total investments, at value                                  $97,937          $80,196          $230,733
  Cash                                                                   47             --               2,201
  Receivable for investments sold                                       829             --               1,929
  Receivable for units sold                                              48              242                63
  Interest and dividends receivable                                      15               25             1,316
  Receivable from sponsor                                              --               --                 150
  Other assets                                                            1               21                 4
                                                                    -------          -------          --------
       Total assets                                                 $98,877          $80,484          $236,396
                                                                    =======          =======          ========
Liabilities:
  Net payable for forward foreign currency exchange contracts
     not subject to master netting agreements                       $  --            $  --            $   --
  Net payable for forward foreign currency exchange
      contracts subject to master netting agreements                   --               --                --
  Payable for investments purchased                                   1,763             --               2,548
  Payable for units surrendered                                         223               19               304
  Payable to affiliates -
      Investment adviser                                                  6                3                14
      Sponsor                                                            61              362              --
  Accrued expenses and other liabilities                                 53               34                70
                                                                    -------          -------          --------
       Total liabilities                                            $ 2,106          $   418          $  2,936
                                                                    -------          -------          --------
        Net assets                                                  $96,771          $80,066          $233,460
                                                                    =======          =======          ========

                       See notes to financial statements.

(000 Omitted except for unit values)

                                                           CAPITAL     GLOBAL     GOVERNMENT   HIGH     MANAGED    MONEY     TOTAL
                                                        APPRECIATION GOVERNMENTS  SECURITIES   YIELD    SECTORS    MARKET    RETURN
                                                  UNIT    VARIABLE    VARIABLE     VARIABLE   VARIABLE  VARIABLE  VARIABLE  VARIABLE
                                           UNIT  VALUE     ACCOUNT     ACCOUNT      ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT    ACCOUNT
                                           ----- ------ -----------  -----------  ----------  --------  --------  --------  --------
Net assets applicable to contract owners:
Capital Appreciation Variable Account--
   Compass 2                               5,340 $59.45   $317,299
   Compass 3                                 999  39.31     39,266
   Compass 3 - Level 2                     6,705  16.29    109,237
Global Governments Variable Account--
   Compass 2                                 134 $18.65                $2,501
   Compass 3                                  68  18.27                 1,247
   Compass 3 - Level 2                       574  10.67                 6,120
Government Securities Variable Account--
   Compass 2                               3,043 $33.45                            $101,763
   Compass 3                                 254  23.43                               5,949
   Compass 3 - Level 2                     1,617  13.66                              22,093
High Yield Variable Account--
   Compass 2                               2,328 $28.97                                        $67,445
   Compass 3                                 231  21.35                                          4,922
   Compass 3 - Level 2                     1,131  11.38                                         12,871
Managed Sectors Variable Account--
   Compass 2                                 573 $46.12                                                  $26,403
   Compass 3                                 390  45.49                                                   17,758
   Compass 3 - Level 2                     3,559  14.68                                                   52,239
Money Market Variable Account--
   Compass 2                               1,986 $20.34                                                            $40,327
   Compass 3                                 222  16.71                                                              3,683
   Compass 3 - Level 2                     2,835  12.47                                                             35,352
Total Return Variable Account--
   Compass 2                               2,080 $38.56                                                                     $ 75,673
   Compass 3                                 838  37.77                                                                       31,640
   Compass 3 - Level 2                     6,537  18.18                                                                      123,422
      Net assets applicable to owners
                                                          --------     ------      --------    -------   -------   -------  --------
       of deferred contracts                               465,802      9,868       129,805     85,238    96,400    79,362   230,735

Reserve for variable annuities--
      Compass 2 Contracts                                    4,553         30         2,136      1,562       193       629     1,901
      Compass 3 Contracts                                       35         34            --          2        45        41       373
      Compass 3 - Level 2 Contracts                            479          9           138         53       133        34       451
                                                          --------     ------      --------    -------   -------   -------  --------
        Net assets                                        $470,869     $9,941      $132,079    $86,855   $96,771   $80,066  $233,460
                                                          ========     ======      ========    =======   =======   =======  ========

                       See notes to financial statements.

STATEMENTS OF OPERATIONS-- Year Ended December 31, 2001
(000 Omitted)

                                                                       CAPITAL       GLOBAL     GOVERNMENT      HIGH        MANAGED
                                                                    APPRECIATION  GOVERNMENTS   SECURITIES      YIELD       SECTORS
                                                                      VARIABLE      VARIABLE     VARIABLE     VARIABLE     VARIABLE
                                                                       ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT
                                                                    ------------  -----------   ----------   ---------    ---------
Net investment income (loss):
   Income--
      Interest                                                        $   1,686    $     522    $   8,368    $  11,284    $     442
      Dividends                                                           3,078           --           --          292          513
                                                                      ---------    ---------    ---------    ---------    ---------
           Total investment income                                    $   4,764    $     522    $   8,368    $  11,576    $     955
                                                                      ---------    ---------    ---------    ---------    ---------
   Expenses--
      Mortality and expense risk charges                              $   6,832    $     136    $   1,662    $   1,291    $   1,423
      Management fee                                                      3,870           83          725          767          859
      Boards of Managers fees                                                20           --            4            3            5
      Distribution fee                                                       74            2           10            9           35
      Administrative fee                                                     65            1           15           12           14
      Custodian fee                                                         191           10           49           42           45
      Printing                                                               44            6           10           12           18
      Auditing fees                                                          33           37           34           38           31
      Legal fees                                                              6            7            8            6            9
      Miscellaneous                                                          67           12           29           35           31
                                                                      ---------    ---------    ---------    ---------    ---------
          Total expenses                                              $  11,202    $     294    $   2,546    $   2,215    $   2,470
      Fees paid indirectly                                                  (11)          (4)          (7)          (3)          (4)
      Reduction of expenses by investment adviser                            --          (13)          --           --           --
                                                                      ---------    ---------    ---------    ---------    ---------
           Net expenses                                               $  11,191    $     277    $   2,539    $   2,212    $   2,466
                                                                      ---------    ---------    ---------    ---------    ---------
          Net investment income (loss)                                $  (6,427)   $     245    $   5,829    $   9,364    $  (1,511)
                                                                      ---------    ---------    ---------    ---------    ---------
Realized and unrealized gain (loss) on investments:
   Realized gain (loss) (identified cost basis)--
      Investment transactions                                         $(153,655)   $     252    $   3,288    $ (15,980)   $(50,466)
      Written option transactions                                            --           49           --           --           --
      Futures Contracts                                                       2
      Foreign currency transactions                                         (34)        (477)          --           (5)         (17)
                                                                      ---------    ---------    ---------    ---------    ---------
      Net realized gain (loss) on investments and foreign currency
        transactions                                                  $(153,689)   $    (174)   $   3,288    $ (15,985)   $ (50,483)
                                                                      ---------    ---------    ---------    ---------    ---------
Change in unrealized appreciation (depreciation)
   Investments                                                        $ (18,956)   $    (404)   $  (1,136)   $   6,337    $  (9,064)
   Written options                                                           --          (16)          --           --           --
   Futures Contracts                                                          6
   Translation of assets and liabilities in foreign currencies               (2)         (72)          --           42            2
                                                                      ---------    ---------    ---------    ---------    ---------
   Net unrealized loss on investments and foreign currency
       translation                                                    $ (18,958)   $    (486)   $  (1,136)   $   6,379    $  (9,062)
                                                                      ---------    ---------    ---------    ---------    ---------
   Net realized and unrealized gain (loss) on
       investments and foreign currency                               $(172,647)   $    (660)   $   2,152    $  (9,606)   $ (59,545)
                                                                      ---------    ---------    ---------    ---------    ---------
   Increase (decrease) in net assets from operations                  $(179,074)   $    (415)   $   7,981    $    (242)   $ (61,056)
                                                                      =========    =========    =========    =========    =========

                                                                       MONEY       TOTAL
                                                                       MARKET      RETURN
                                                                      VARIABLE    VARIABLE
                                                                       ACCOUNT     ACCOUNT
                                                                      ---------   ---------
Net investment income (loss):
   Income--
      Interest                                                        $   3,784   $   6,650
      Dividends                                                              --       2,512
                                                                      ---------   ---------
           Total investment income                                    $   3,784   $   9,162
                                                                      ---------   ---------
   Expenses--
      Mortality and expense risk charges                              $   1,079   $   2,995
      Management fee                                                        428       1,820
      Boards of Managers fees                                                 3           7
      Distribution fee                                                        8          56
      Administrative fee                                                     10          28
      Custodian fee                                                          21         110
      Printing                                                                8          18
      Auditing fees                                                          20          39
      Legal fees                                                              9           7
      Miscellaneous                                                          53          41
                                                                      ---------   ---------
          Total expenses                                              $   1,639   $   5,121
      Fees paid indirectly                                                   --          (8)
      Reduction of expenses by investment adviser                            --          --
                                                                      ---------   ---------
           Net expenses                                               $   1,639   $   5,113
                                                                      ---------   ---------
          Net investment income (loss)                                $   2,145   $   4,049
                                                                      ---------   ---------
Realized and unrealized gain (loss) on investments:
   Realized gain (loss) (identified cost basis)--
      Investment transactions                                         $      --   $  10,698
      Written option transactions                                            --          --
      Futures Contracts
      Foreign currency transactions                                          --          (3)
                                                                      ---------   ---------
      Net realized gain (loss) on investments and foreign currency
        transactions                                                  $      --   $  10,695
                                                                      ---------   ---------
Change in unrealized appreciation (depreciation)
   Investments                                                        $      --   $ (18,657)
   Written options                                                           --          --
   Futures Contracts
   Translation of assets and liabilities in foreign currencies               --          --
                                                                      ---------   ---------
   Net unrealized loss on investments and foreign currency
       translation                                                    $      --   $ (18,657)
                                                                      ---------   ---------
   Net realized and unrealized gain (loss) on
       investments and foreign currency                               $      --   $  (7,962)
                                                                      ---------   ---------
   Increase (decrease) in net assets from operations                  $   2,145   $  (3,913)
                                                                      =========   =========

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(000 Omitted)

                                                                         CAPITAL APPRECIATION      GLOBAL GOVERNMENTS
                                                                           VARIABLE ACCOUNT         VARIABLE ACCOUNT
                                                                       -----------------------   -----------------------
                                                                       YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,
                                                                       -----------------------   -----------------------
                                                                           2001        2000         2001         2000
                                                                       ---------    ---------    ---------    ---------
Increase (decrease) in net assets:
From operations:
      Net investment income (loss)                                     $  (6,427)   $  (8,906)   $     245    $     445
      Net realized gain (loss) on investments and
        foreign currency transactions                                   (153,689)     224,737         (174)      (1,207)
      Net unrealized gain (loss) on investments and
        foreign currency translation                                     (18,958)    (315,858)        (486)         634
                                                                       ---------    ---------    ---------    ---------
        Increase (decrease) in net assets from operations              $(179,074)   $(100,027)   $    (415)   $    (128)
                                                                       ---------    ---------    ---------    ---------
Participant transactions:
   Accumulation activity:
      Purchase payments received                                       $  14,103    $  18,078    $     426    $     558
      Net transfers between variable and fixed accumulation accounts      16,359        9,808         (336)        (616)
      Withdrawals, surrenders, annuitizations and contract charges       (66,000)     (95,140)      (1,960)      (2,440)
                                                                       ---------    ---------    ---------    ---------
        Net accumulation activity                                      $ (35,538)   $ (67,254)   $  (1,870)   $  (2,498)
                                                                       ---------    ---------    ---------    ---------
Annuitization activity:
      Annuitizations                                                   $     150    $   1,547    $       2    $      13
      Annuity payments and contract charges                                 (960)      (1,456)          (7)         (46)
      Net transfers among accounts for annuity reserves                       --           28           --            3
      Adjustments to annuity reserves                                        116          146          (24)         (33)
                                                                       ---------    ---------    ---------    ---------
        Net annuitization activity                                     $    (694)   $     265    $     (29)   $     (63)
                                                                       ---------    ---------    ---------    ---------
      Decrease in net assets from participant transactions             $ (36,232)   $ (66,989)   $  (1,899)   $  (2,561)
                                                                       ---------    ---------    ---------    ---------
        Total decrease in net assets                                   $(215,306)   $(167,016)   $  (2,314)   $  (2,689)
Net assets:
      At beginning of period                                             686,175      853,191       12,255       14,944
                                                                       ---------    ---------    ---------    ---------
      At end of period                                                 $ 470,869    $ 686,175    $   9,941    $  12,255
                                                                       =========    =========    =========    =========

                                                                          GOVERNMENT SECURITES
                                                                            VARIABLE ACCOUNT
                                                                         -----------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                                         -----------------------
                                                                            2001        2000
                                                                         ---------    ---------
Increase (decrease) in net assets:
From operations:
      Net investment income (loss)                                       $   5,829    $   7,506
      Net realized gain (loss) on investments and
        foreign currency transactions                                        3,288           19
      Net unrealized gain (loss) on investments and
        foreign currency translation                                        (1,136)       6,541
                                                                         ---------    ---------
        Increase (decrease) in net assets from operations                $   7,981    $  14,066
                                                                         ---------    ---------
Participant transactions:
   Accumulation activity:
      Purchase payments received                                         $   2,468    $   2,395
      Net transfers between variable and fixed accumulation accounts         5,578      (15,531)
      Withdrawals, surrenders, annuitizations and contract charges         (15,821)     (24,507)
                                                                         ---------    ---------
        Net accumulation activity                                        $  (7,775)   $ (37,643)
                                                                         ---------    ---------
Annuitization activity:
      Annuitizations                                                     $     161    $     123
      Annuity payments and contract charges                                   (504)        (469)
      Net transfers among accounts for annuity reserves                         --          280
      Adjustments to annuity reserves                                         (133)        (127)
                                                                         ---------    ---------
        Net annuitization activity                                       $    (476)   $    (193)
                                                                         ---------    ---------
      Decrease in net assets from participant transactions               $  (8,251)   $ (37,836)
                                                                         ---------    ---------
        Total decrease in net assets                                     $    (270)   $ (23,770)
Net assets:
      At beginning of period                                               132,349      156,119
                                                                         ---------    ---------
      At end of period                                                   $ 132,079    $ 132,349
                                                                         =========    =========


                       See notes to financial statements.

                                                                                         HIGH YIELD              MANAGED SECTORS
                                                                                      VARIABLE ACCOUNT          VARIABLE ACCOUNT
                                                                                   -----------------------   -----------------------
                                                                                   YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,
                                                                                   -----------------------   -----------------------
                                                                                      2001         2000         2001         2000
                                                                                   ---------    ---------    ---------    ---------
Decrease in net assets:
From operations:
      Net investment income (loss)                                                 $   9,364    $  10,918    $  (1,511)   $  (3,039)
      Net realized gain (loss) on investments and foreign currency transactions      (15,985)      (2,376)     (50,483)      24,664
      Net unrealized gain (loss) on investments and foreign currency translation       6,379      (20,140)      (9,062)     (73,410)
                                                                                   ---------    ---------    ---------    ---------
        Decrease in net assets from operations                                     $    (242)   $ (11,598)   $ (61,056)   $ (51,785)
                                                                                   ---------    ---------    ---------    ---------
Participant transactions:
   Accumulation activity:
      Purchase payments received                                                   $   1,549    $   2,522    $   5,863    $   8,214
      Net transfers between variable and fixed accumulation accounts                 (22,204)      17,378       (7,770)      15,625
      Withdrawals, surrenders, annuitizations and contract charges                   (11,144)     (18,103)     (14,058)     (26,956)
                                                                                   ---------    ---------    ---------    ---------
        Net accumulation activity                                                  $ (31,799)   $   1,797    $ (15,965)   $  (3,117)
                                                                                   ---------    ---------    ---------    ---------
Annuitization activity:
   Annuitizations                                                                  $      33    $     147    $      68    $      68
   Annuity payments and contract charges                                                (330)        (375)        (107)        (187)
   Net transfers among accounts for annuity reserves                                      --          (52)          --           76
   Adjustments to annuity reserves                                                      (132)          47           72           (4)
                                                                                   ---------    ---------    ---------    ---------
      Net annuitization activity                                                   $    (429)   $    (233)   $      33    $     (47)
                                                                                   ---------    ---------    ---------    ---------
   Increase (decrease) in net assets from participant transactions                 $ (32,228)   $   1,564    $ (15,932)   $  (3,164)
                                                                                   ---------    ---------    ---------    ---------
      Total decrease in net assets                                                 $ (32,470)   $ (10,034)   $ (76,988)   $ (54,949)
Net assets:
   At beginning of period                                                            119,325      129,359      173,759      228,708
                                                                                   ---------    ---------    ---------    ---------
   At end of period                                                                $  86,855    $ 119,325    $  96,771    $ 173,759
                                                                                   =========    =========    =========    =========

                       See notes to financial statements.

                                                                                       MONEY MARKET               TOTAL RETURN
                                                                                     VARIABLE ACCOUNT           VARIABLE ACCOUNT
                                                                                  -----------------------    -----------------------
                                                                                  YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,
                                                                                  -----------------------    -----------------------
                                                                                      2001        2000          2001         2000
                                                                                   ---------    ---------    ---------    ---------
Increase (decrease) in net assets:
From operations:
      Net investment income                                                        $   2,145    $   5,272    $   4,049    $   5,021
      Net realized gain on investments and foreign currency transactions                  --           --       10,695       18,405
      Net unrealized gain (loss) on investments and foreign currency translation          --           --      (18,657)      12,229
                                                                                   ---------    ---------    ---------    ---------
        Increase (decrease) in net assets from operations                          $   2,145    $   5,272    $  (3,913)   $  35,655
                                                                                   ---------    ---------    ---------    ---------
Participant transactions:
   Accumulation activity:
      Purchase payments received                                                   $   2,678    $   3,606    $   7,476    $   9,513
      Net transfers between variable and fixed accumulation accounts                     833      (11,422)       5,306      (17,778)
      Withdrawals, surrenders, annuitizations and contract charges                   (18,443)     (35,028)     (31,570)     (49,647)
                                                                                   ---------    ---------    ---------    ---------
        Net accumulation activity                                                  $ (14,932)   $ (42,844)   $ (18,788)   $ (57,912)
                                                                                   ---------    ---------    ---------    ---------
   Annuitization activity:
      Annuitizations                                                               $      55    $      19    $      67    $     531
      Annuity payments and contract charges                                             (162)        (197)        (502)        (455)
      Net transfers among accounts for annuity reserves                                   --         (314)          --          (17)
      Adjustments to annuity reserves                                                    (45)         (79)        (518)         107
                                                                                   ---------    ---------    ---------    ---------
        Net annuitization activity                                                 $    (152)   $    (571)   $    (953)   $     166
                                                                                   ---------    ---------    ---------    ---------
      Decrease in net assets from participant transactions                         $ (15,084)   $ (43,415)   $ (19,741)   $ (57,746)
                                                                                   ---------    ---------    ---------    ---------
        Total decrease in net assets                                               $ (12,939)   $ (38,143)   $ (23,654)   $ (22,091)
Net assets:
   At beginning of period                                                             93,005      131,148      257,114      279,205
                                                                                   ---------    ---------    ---------    ---------
   At end of period                                                                $  80,066    $  93,005    $ 233,460    $ 257,114
                                                                                   =========    =========    =========    =========

                       See notes to financial statements.

PER UNIT AND OTHER DATA

                                                                       CAPITAL APPRECIATION VARIABLE ACCOUNT
                                                               --------------------------------------------------------
                                                                                     COMPASS 2
                                                               --------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                               --------------------------------------------------------
                                                                 2001         2000        1999        1998        1997
                                                               --------    --------    --------    --------    --------
Per unit data:*
   Net asset value -- beginning of period                      $  80.58    $  92.24    $  70.43    $  55.39    $  45.41
                                                               --------    --------    --------    --------    --------
   Investment income                                           $   0.60    $   0.91    $   0.40    $   0.31    $   0.32
   Expenses                                                        1.40        1.92        1.52        1.27        1.07
                                                               --------    --------    --------    --------    --------
      Net investment loss                                      $  (0.80)   $  (1.01)   $  (1.12)   $  (0.96)   $  (0.75)
   Net realized and unrealized gain(loss) on investments
      and foreign currency transactions                          (20.33)     (10.65)      22.93       16.00       10.73
                                                               --------    --------    --------    --------    --------
   Net increase(decrease) in unit value                        $ (21.13)   $ (11.66)   $  21.81    $  15.04    $   9.98
                                                               --------    --------    --------    --------    --------
   Unit value:
   Net asset value -- end of period                            $  59.45    $  80.58    $  92.24    $  70.43    $  55.39
                                                               ========    ========    ========    ========    ========
Ratios (to average net assets):
   Expenses+##                                                     0.79%       0.76%       0.76%       0.77%       0.77%
   Net investment loss                                            (1.19)%     (1.08)%     (1.51)%     (1.55)%     (1.45)%
Portfolio turnover                                                  123%        140%         85%         78%         60%
Number of units outstanding at end of period (000 Omitted)        5,340       5,818       6,403       7,447       8,173

                                                                      CAPITAL APPRECIATION VARIABLE ACCOUNT
                                                             --------------------------------------------------------
                                                                                    COMPASS 3
                                                             --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------
                                                               2001        2000        1999       1998         1997
                                                             --------   ---------   ---------   ---------   ---------
Per unit data:*
   Net asset value -- beginning of period                    $  53.34   $   61.12   $   46.71   $   36.78   $   30.18
                                                             --------   ---------   ---------   ---------   ---------
   Investment income                                         $   0.42   $    0.58   $    0.26   $    0.20   $    0.21
   Expenses                                                      1.03        1.32        1.04        0.88        0.74
                                                             --------   ---------   ---------   ---------   ---------
      Net investment loss                                    $  (0.61)  $   (0.74)  $   (0.78)  $   (0.68)  $   (0.53)
   Net realized and unrealized gain(loss) on investments
      and foreign currency transactions                        (13.42)      (7.04)      15.19       10.61        7.13
                                                             --------   ---------   ---------   ---------   ---------
   Net increase(decrease) in unit value                      $ (14.03)  $   (7.78)  $   14.41   $    9.93   $    6.60
                                                             --------   ---------   ---------   ---------   ---------
   Unit value:
   Net asset value -- end of period                          $  39.31   $   53.34   $   61.12   $   46.71   $   36.78
                                                             ========   =========   =========   =========   =========
Ratios (to average net assets):
   Expenses+##                                                   0.79%       0.76%       0.76%       0.77%       0.77%
   Net investment loss                                          (1.19)%     (1.08)%     (1.51)%     (1.55)%     (1.45)%
Portfolio turnover                                                123%        140%         85%         78%         60%
Number of units outstanding at end of period (000 Omitted)        999       1,327       1,824       2,452       2,953

                                                                       CAPITAL APPRECIATION VARIABLE ACCOUNT
                                                            -------------------------------------------------------
                                                                               COMPASS 3 - LEVEL 2
                                                            -------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------------------
                                                               2001       2000       1999        1998        1997
                                                            --------   --------    --------    --------    --------
Per unit data:*
   Net asset value -- beginning of period                   $  22.07   $  25.25    $  19.27    $  15.15    $  12.41
                                                            --------   --------    --------    --------    --------
   Investment income                                        $   0.15   $   0.25    $   0.11    $   0.09    $   0.09
   Expenses                                                     0.35       0.51        0.41        0.34        0.29
                                                            --------   --------    --------    --------    --------
      Net investment loss                                   $  (0.20)  $  (0.26)   $  (0.30)   $  (0.25)   $  (0.20)
   Net realized and unrealized gain(loss) on investments
      and foreign currency transactions                        (5.58)     (2.92)       6.28        4.37        2.94
                                                            --------   --------    --------    --------    --------
   Net increase(decrease) in unit value                     $  (5.78)  $  (3.18)   $   5.98    $   4.12    $   2.74
                                                            --------   --------    --------    --------    --------
   Unit value:
   Net asset value -- end of period                         $  16.29   $  22.07    $  25.25    $  19.27    $  15.15
                                                            ========   ========    ========    ========    ========
Ratios (to average net assets):
   Expenses+##                                                  0.79%      0.76%       0.76%       0.77%       0.77%
   Net investment loss                                         (1.19)%    (1.08)%     (1.51)%     (1.55)%     (1.45)%
Portfolio turnover                                               123%       140%         85%         78%         60%
Number of units outstanding at end of period (000 Omitted)     6,705      6,283       5,632       5,055       3,971

* Per unit data are based on the average number of units outstanding during each year.

+ Excluding mortality and expense risk charges and distribution expense charges.

## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

                       See notes to financial statements.

                                                                   GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                             -----------------------------------------------
                                                                                COMPASS 2
                                                             -----------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------
                                                               2001      2000      1999      1998      1997
                                                             -------   -------   -------   -------   -------
Per unit data:*
   Net asset value -- beginning of period                    $ 19.38   $ 19.46   $ 20.83   $ 18.28   $ 18.68

   Investment incomess@@                                     $  0.95   $  1.14   $  1.09   $  1.08   $  1.16
   Expenses                                                     0.50      0.47      0.48      0.45      0.42
                                                             -------   -------   -------   -------   -------
      Net investment incomes@                                $  0.45   $  0.67   $  0.61   $  0.63   $  0.74
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                        (1.18)    (0.75)    (1.98)     1.92     (1.14)
                                                             -------   -------   -------   -------   -------
   Net increase (decrease) in unit value                     $ (0.73)  $ (0.08)  $ (1.37)  $  2.55   $ (0.40)
                                                             -------   -------   -------   -------   -------
   Unit value:
   Net asset value -- end of period                          $ 18.65   $ 19.38   $ 19.46   $ 20.83   $ 18.28
                                                             =======   =======   =======   =======   =======
Ratios (to average net assets):
   Expenses+##                                                  1.28%     1.25%     1.11%     1.08%     1.05%
   Net investment incomess@@                                    2.23%     3.50%     3.07%     3.33%     3.95%
Portfolio turnover                                                72%      130%      172%      306%      338%
Number of units outstanding at end of period (000 Omitted)       134       167       212       296       435

@ The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the account's operating expenses, in excess of 1.25% of average daily net assets. To the extent actual expenses were over this limitation net investment income per share and the ratios would have been:

       Net investment income@@                                $ 0.47        --        --        --        --
       Ratios (to average net assets):
         Expenses##                                             1.39%       --        --        --        --
         Net investment income@@                                2.12%       --        --        --        --

@@ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.08, increase net realized and unrealized gains and losses per share by $0.08, and decrease the ratio of net investment income to average net assets by 0.41%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

* Per unit data are based on the average number of units outstanding during each year.

+ Excluding mortality and expense risk charges and distribution expense charges.

##   Ratios do not reflect reductions from certain expense offset arrangements.


                      See notes to financial statements.

                                                                                    GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                                        -----------------------------------------------------------
                                                                                                 COMPASS 3
                                                                        -----------------------------------------------------------
                                                                                           YEAR ENDED DECEMBER 31,
                                                                        -----------------------------------------------------------
                                                                          2001         2000         1999         1998        1997
                                                                        --------     --------     --------     --------    --------
Per unit data:*
   Net asset value -- beginning of period                               $  19.01     $  19.11     $  20.49     $  18.01    $  18.43
                                                                        --------     --------     --------     --------    --------
   Investment income@@                                                  $   1.06     $   1.10     $   0.99     $   1.05    $   1.13
   Expenses                                                                 0.58         0.48         0.44         0.43        0.44
                                                                        --------     --------     --------     --------    --------
      Net investment income@                                            $   0.48     $   0.62     $   0.55     $   0.62    $   0.69
   Net realized and unrealized gain (loss) on investments and foreign
       currency transactions                                               (1.22)       (0.72)       (1.93)        1.86       (1.11)
                                                                        --------     --------     --------     --------    --------
   Net increase (decrease) in unit value                                $  (0.74)    $  (0.10)    $  (1.38)    $   2.48    $  (0.42)
                                                                        --------     --------     --------     --------    --------
   Unit value:
   Net asset value -- end of period                                     $  18.27     $  19.01     $  19.11     $  20.49    $  18.01
                                                                        ========     ========     ========     ========    ========
Ratios (to average net assets):
   Expenses+##                                                              1.28%        1.25%        1.11%        1.08%       1.05%
   Net investment income@@                                                  2.23%        3.50%        3.07%        3.33%       3.95%
Portfolio turnover                                                            72%         130%         172%         306%        338%
Number of units outstanding at end of period (000 Omitted)                    68          108          186          290         500

@ The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the account's operating expenses, in excess of 1.25% of average daily net assets. To the extent actual expenses were over this limitation net investment income per share and the ratios would have been:

          Net investment  income@@                                      $   0.50           --           --           --          --
          Ratios (to average net assets):
            Expenses##                                                      1.39%          --           --           --          --
            Net investment income@@                                         2.12%          --           --           --          --

@@ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.08, increase net realized and unrealized gains and losses per share by $0.08, and decrease the ratio of net investment income to average net assets by 0.41%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

* Per unit data are based on the average number of units outstanding during each year.

+ Excluding mortality and expense risk charges and distribution expense charges.

##   Ratios do not reflect reductions from certain expense offset arrangements.

                       See notes to financial statements.

                                                                       GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                             -----------------------------------------------------------
                                                                                COMPASS 3 - LEVEL 2
                                                             -----------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------
                                                               2001         2000         1999         1998        1997
                                                             --------     --------     --------     --------    --------
Per unit data:*
   Net asset value -- beginning of period                    $  11.08     $  11.13     $  11.91     $  10.46    $  10.68
                                                             --------     --------     --------     --------    --------
   Investment income@@                                       $   0.52     $   0.65     $   1.83     $   0.63    $   0.67
   Expenses                                                      0.27         0.27         0.78         0.25        0.24
                                                             --------     --------     --------     --------    --------
      Net investment income@                                 $   0.25     $   0.38     $   1.05     $   0.38    $   0.43
   Net realized and unrealized gain (loss) on investments
        and foreign currency transactions                       (0.66)       (0.43)       (1.83)        1.07       (0.65)
                                                             --------     --------     --------     --------    --------
   Net increase (decrease) in unit value                     $  (0.41)    $  (0.05)    $  (0.78)    $   1.45    $  (0.22)
                                                             --------     --------     --------     --------    --------
   Unit value:
   Net asset value -- end of period                          $  10.67     $  11.08     $  11.13     $  11.91    $  10.46
                                                             ========     ========     ========     ========    ========
Ratios (to average net assets):
   Expenses+##                                                   1.28%        1.25%        1.11%        1.08%       1.05%
   Net investment income@@                                       2.23%        3.50%        3.07%        3.33%       3.95%
Portfolio turnover                                                 72%         130%         172%         306%        338%
Number of units outstanding at end of period (000 Omitted)        574          619          641          695         670

@ The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the account's operating expenses, in excess of 1.25% of average daily net assets. To the extent actual expenses were over this limitation net investment income per share and the ratios would have been:

        Net investment  income@@                              $  0.26           --           --           --          --
        Ratios (to average net assets):
        Expenses##                                               1.39%          --           --           --          --
        Net investment income@@                                  2.12%          --           --           --          --

@@ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.41%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

* Per unit data are based on the average number of units outstanding during each year.

+ Excluding mortality and expense risk charges and distribution expense charges.

##   Ratios do not reflect reductions from certain expense offset arrangements.


                                                                        GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                             -----------------------------------------------------------
                                                                                     COMPASS 2
                                                             -----------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------
                                                               2001        2000        1999         1998        1997
                                                             --------    --------    --------     --------    --------
Per unit data:*
   Net asset value -- beginning of period                    $  31.52    $  28.52    $  29.42     $  27.54    $  25.67
                                                             --------    --------    --------     --------    --------
   Investment income@@                                       $   2.18    $   2.17    $   2.05     $   1.88    $   1.94
   Expenses                                                      0.66        0.57        0.56         0.55        0.52
                                                             --------    --------    --------     --------    --------
      Net investment income                                  $   1.52    $   1.60    $   1.49     $   1.33    $   1.42
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                          0.41        1.40       (2.39)        0.55        0.45
                                                             --------    --------    --------     --------    --------
   Net increase (decrease) in unit value                     $   1.93    $   3.00    $  (0.90)    $   1.88    $   1.87
                                                             --------    --------    --------     --------    --------
   Unit value:
   Net asset value -- end of period                          $  33.45    $  31.52    $  28.52     $  29.42    $  27.54
                                                             ========    ========    ========     ========    ========
Ratios (to average net assets):
   Expenses+##                                                   0.66%       0.64%       0.63%        0.62%       0.66%
   Net investment income@@                                       4.42%       5.28%       5.06%        4.61%       5.31%
Portfolio turnover                                                 89%         51%         75%         137%        168%
Number of units outstanding at end of period (000 Omitted)      3,043       3,210       4,228        4,751       5,613

@@ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.06, increase net realized and unrealized gains and losses per share by $0.06, and decrease the ratio of net investment income to average net assets by 0.19%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

* Per unit data are based on the average number of units outstanding during each year.

+ Excluding mortality and expense risk charges and distribution expense charges.

##   Ratios do not reflect reductions from certain expense offset arrangements

                       See notes to financial statements.

                                                                       GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                             -----------------------------------------------------------
                                                                                      COMPASS 3
                                                             -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------
                                                               2001        2000        1999         1998        1997
                                                             --------    --------    --------     --------    --------
Per unit data:*
   Net asset value -- beginning of period                    $  22.11    $  20.02    $  20.67     $  19.37    $  18.08
                                                             --------    --------    --------     --------    --------
   Investment income                                         $   1.59    $   1.48    $   1.41     $   1.33    $   1.37
   Expenses                                                      0.51        0.41        0.41         0.41        0.38
                                                             --------    --------    --------     --------    --------
      Net investment income@@                                $   1.08    $   1.07    $   1.00     $   0.92    $   0.99
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                          0.24        1.02       (1.65)        0.38        0.30
                                                             --------    --------    --------     --------    --------
   Net increase (decrease) in unit value                     $   1.32    $   2.09    $  (0.65)    $   1.30    $   1.29
                                                             --------    --------    --------     --------    --------
   Unit value:
   Net asset value -- end of period                          $  23.43    $  22.11    $  20.02     $  20.67    $  19.37
                                                             ========    ========    ========     ========    ========
Ratios (to average net assets):
   Expenses+##                                                   0.66%       0.64%       0.63%        0.62%       0.66%
   Net investment income@@                                       4.42%       5.28%       5.06%        4.61%       5.31%
Portfolio turnover                                                 89%         51%         75%         137%        168%
Number of units outstanding at end of period (000 Omitted)        254         398         701          851       1,129

@@ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.19%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

* Per unit data are based on the average number of units outstanding during each year.

+ Excluding mortality and expense risk charges and distribution expense charges.

##   Ratios do not reflect reductions from certain expense offset arrangements.

                                                                        GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                             -----------------------------------------------------------
                                                                                 COMPASS 3 - LEVEL 2
                                                             -----------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------
                                                               2001        2000        1999         1998        1997
                                                             --------    --------    --------     --------    --------
Per unit data:*
   Net asset value -- beginning of period                    $  12.87    $  11.64    $  12.00     $  11.23    $  10.46
                                                             --------    --------    --------     --------    --------
   Investment income@@                                       $   0.83    $   0.88    $   0.83     $   0.76    $   0.79
   Expenses                                                      0.25        0.23        0.22         0.22        0.21
                                                             --------    --------    --------     --------    --------
      Net investment income                                  $   0.58    $   0.65    $   0.61     $   0.54    $   0.58
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                          0.21        0.58       (0.97)        0.23        0.19
                                                             --------    --------    --------     --------    --------
   Net increase (decrease) in unit value                     $   0.79    $   1.23    $  (0.36)    $   0.77    $   0.77
                                                             --------    --------    --------     --------    --------
   Unit value:
   Net asset value -- end of period                          $  13.66    $  12.87    $  11.64     $  12.00    $  11.23
                                                             ========    ========    ========     ========    ========
Ratios (to average net assets):
   Expenses+##                                                   0.66%       0.64%       0.63%        0.62%       0.66%
   Net investment income@@                                       4.42%       5.28%       5.06%        4.61%       5.31%
Portfolio turnover                                                 89%         51%         75%         137%        168%
Number of units outstanding at end of period (000 Omitted)      1,617       1,542       1,641        1,532       1,319

@@ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains and losses per share by $0.03, and decrease the ratio of net investment income to average net assets by 0.19%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

* Per unit data are based on the average number of units outstanding during each year.

+ Excluding mortality and expense risk charges and distribution expense charges.

##   Ratios do not reflect reductions from certain expense offset arrangements.

                       See notes to financial statements.

                                                                             HIGH YIELD VARIABLE ACCOUNT
                                                             ------------------------------------------------------------
                                                                                     COMPASS 2
                                                             ------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                             ------------------------------------------------------------
                                                               2001         2000         1999         1998         1997
                                                             --------     --------     --------     --------     --------
Per unit data:*
   Net asset value -- beginning of period                    $  29.88     $  33.63     $  31.97     $  32.65     $  29.07
                                                             --------     --------     --------     --------     --------
   Investment income@@                                       $   3.68     $   3.79     $   3.42     $   3.30     $   3.02
   Expenses                                                      0.70         0.72         0.73         0.71         0.66
                                                             --------     --------     --------     --------     --------
      Net investment income                                  $   2.98     $   3.07     $   2.69     $   2.59     $   2.36
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         (3.89)       (6.82)       (1.03)       (3.27)        1.22
                                                             --------     --------     --------     --------     --------
Net increase (decrease) in unit value                        $  (0.91)    $  (3.75)    $   1.66     $  (0.68)    $   3.58
                                                             --------     --------     --------     --------     --------
   Unit value:
   Net asset value -- end of period                          $  28.97     $  29.88     $  33.63     $  31.97     $  32.65
                                                             ========     ========     ========     ========     ========
Ratios (to average net assets):
   Expenses+##                                                   0.90%        0.89%        0.90%        0.86%        0.86%
   Net investment income@@                                       9.16%        9.00%        7.93%        7.66%        7.47%
Portfolio turnover                                                103%         109%         153%         174%         164%
Number of units outstanding at end of period (000 Omitted)      2,328        2,677        3,065        3,667        4,424

@@ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.06%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

* Per unit data are based on the average number of units outstanding during each year.

+ Excluding mortality and expense risk charges and distribution expense charges.

##   Ratios do not reflect reductions from certain expense offset arrangements.

                                                                              HIGH YIELD VARIABLE ACCOUNT
                                                             ------------------------------------------------------------
                                                                                       COMPASS 3
                                                             ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                             ------------------------------------------------------------
                                                               2001         2000         1999         1998         1997
                                                             --------     --------     --------     --------     --------
Per unit data:*
   Net asset value -- beginning of period                    $  22.04     $  24.83     $  23.63     $  24.15     $  21.53
                                                             --------     --------     --------     --------     --------
   Investment income@@                                       $   3.18     $   2.73     $   2.45     $   2.30     $   2.24
   Expenses                                                      0.64         0.56         0.55         0.53         0.52
                                                             --------     --------     --------     --------     --------
      Net investment income                                  $   2.54     $   2.17     $   1.90     $   1.77     $   1.72
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         (3.23)       (4.96)       (0.70)       (2.29)        0.90
                                                             --------     --------     --------     --------     --------
   Net increase (decrease) in unit value                     $  (0.69)    $  (2.79)    $   1.20     $  (0.52)    $   2.62
                                                             --------     --------     --------     --------     --------
   Unit value:
   Net asset value -- end of period                          $  21.35     $  22.04     $  24.83     $  23.63     $  24.15
                                                             ========     ========     ========     ========     ========
Ratios (to average net assets):
   Expenses+##                                                   0.90%        0.89%        0.90%        0.86%        0.86%
   Net investment income@@                                       9.16%        9.00%        7.93%        7.66%        7.47%
Portfolio turnover                                                103%         109%         153%         174%         164%
Number of units outstanding at end of period (000 Omitted)        231          297          427          665        1,209

@@ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.06%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

* Per unit data are based on the average number of units outstanding during each year.

+ Excluding mortality and expense risk charges and distribution expense charges.

##   Ratios do not reflect reductions from certain expense offset arrangements.

                       See notes to financial statements.

                                                                             HIGH YIELD VARIABLE ACCOUNT
                                                             ------------------------------------------------------------
                                                                                  COMPASS 3 - LEVEL 2
                                                             ------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                             ------------------------------------------------------------
                                                               2001         2000         1999         1998         1997
                                                             --------     --------     --------     --------     --------
Per unit data:*
   Net asset value -- beginning of period                    $  11.73     $  13.19     $  12.54     $  12.79     $  11.39
                                                             --------     --------     --------     --------     --------
   Investment income@@                                       $   0.78     $   1.53     $   1.41     $   1.18     $   1.19
   Expenses                                                      0.15         0.29         0.30         0.26         0.26
                                                             --------     --------     --------     --------     --------
      Net investment income                                  $   0.63     $   1.24     $   1.11     $   0.92     $   0.93
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         (0.98)       (2.70)       (0.46)       (1.17)        0.47
                                                             --------     --------     --------     --------     --------
   Net increase (decrease) in unit value                     $  (0.35)    $  (1.46)    $   0.65     $  (0.25)    $   1.40
                                                             --------     --------     --------     --------     --------
   Unit value:
   Net asset value -- end of period                          $  11.38     $  11.73     $  13.19     $  12.54     $  12.79
                                                             ========     ========     ========     ========     ========
Ratios (to average net assets):
   Expenses+##                                                   0.90%        0.89%        0.90%        0.86%        0.86%
   Net investment income@@                                       9.16%        9.00%        7.93%        7.66%        7.47%
Portfolio turnover                                                103%         109%         153%         174%         164%
Number of units outstanding at end of period (000 Omitted)      1,131        2,619        1,001          971        2,042

@@ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share, and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

* Per unit data are based on the average number of units outstanding during each year.

+ Excluding mortality and expense risk charges and distribution expense charges.

##   Ratios do not reflect reductions from certain expense offset arrangements.

                       See notes to financial statements.

                                                                         MANAGED SECTORS VARIABLE ACCOUNT
                                                             ------------------------------------------------------------
                                                                                    COMPASS 2
                                                             ------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ------------------------------------------------------------
                                                               2001         2000         1999         1998         1997
                                                             --------     --------     --------     --------     --------
Per unit data:*
   Net asset value -- beginning of period                    $  72.31     $  92.86     $  50.49     $  45.45     $  36.59
                                                             --------     --------     --------     --------     --------
   Investment income                                         $   0.47     $   0.63     $   0.49     $   0.26     $   0.24
   Expenses                                                      1.18         1.82         1.24         0.99         0.88
                                                             --------     --------     --------     --------     --------
      Net investment loss                                    $  (0.71)    $  (1.19)    $  (0.75)    $  (0.73)    $  (0.64)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                        (25.48)      (19.36)       43.12         5.77         9.50
                                                             --------     --------     --------     --------     --------
   Net increase (decrease) in unit value                     $ (26.19)    $ (20.55)    $  42.37     $   5.04     $   8.86
                                                             --------     --------     --------     --------     --------
   Unit value:
   Net asset value -- end of period                          $  46.12     $  72.31     $  92.86     $  50.49     $  45.45
                                                             ========     ========     ========     ========     ========
Ratios (to average net assets):
   Expenses+##                                                   0.88%        0.83%        0.84%        0.84%        0.85%
   Net investment loss                                          (1.32)%      (1.39)%      (1.30)%      (1.59)%      (1.60)%
Portfolio turnover                                                295%         447%         417%         159%         103%
Number of units outstanding at end of period (000 Omitted)        573          697          686          681          736

                                                                           MANAGED SECTORS VARIABLE ACCOUNT
                                                             ------------------------------------------------------------
                                                                                       COMPASS 3
                                                             ------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                             ------------------------------------------------------------
                                                               2001         2000         1999         1998         1997
                                                             --------     --------     --------     --------     --------
Per unit data:*
   Net asset value -- beginning of period                    $  71.43     $  91.87     $  50.02     $  45.10     $  36.36
                                                             --------     --------     --------     --------     --------
   Investment income                                         $   0.49     $   0.60     $   0.47     $   0.25     $   0.23
   Expenses                                                      1.30         1.91         1.29         1.04         0.93
                                                             --------     --------     --------     --------     --------
      Net investment loss                                    $  (0.81)    $  (1.31)    $  (0.82)    $  (0.79)    $  (0.70)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                        (25.13)      (19.13)       42.67         5.71         9.44
                                                             --------     --------     --------     --------     --------
   Net increase (decrease) in unit value                     $ (25.94)    $ (20.44)    $  41.85     $   4.92     $   8.74
                                                             --------     --------     --------     --------     --------
   Unit value:
   Net asset value -- end of period                          $  45.49     $  71.43     $  91.87     $  50.02     $  45.10
                                                             ========     ========     ========     ========     ========
Ratios (to average net assets):
   Expenses+##                                                   0.88%        0.83%        0.84%        0.84%        0.85%
   Net investment loss                                          (1.32)%      (1.39)%      (1.30)%      (1.59)%      (1.60)%
Portfolio turnover                                                295%         447%         417%         159%         103%
Number of units outstanding at end of period (000 Omitted)        390          576          785          988        1,258

                                                                             MANAGED SECTORS VARIABLE ACCOUNT
                                                             ------------------------------------------------------------
                                                                                    COMPASS 3 - LEVEL 2
                                                             ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                             ------------------------------------------------------------
                                                               2001         2000         1999         1998         1997
                                                             --------     --------     --------     --------     --------
Per unit data:*
   Net asset value -- beginning of period                    $  23.01     $  29.55     $  16.07     $  14.47     $  11.64
                                                             --------     --------     --------     --------     --------
   Investment income                                         $   0.14     $   0.20     $   0.16     $   0.09     $   0.08
   Expenses                                                      0.35         0.58         0.40         0.33         0.30
                                                             --------     --------     --------     --------     --------
      Net investment loss                                    $  (0.21)    $  (0.38)    $  (0.24)    $  (0.24)    $  (0.22)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         (8.12)       (6.16)       13.72         1.84         3.05
                                                             --------     --------     --------     --------     --------
   Net increase (decrease) in unit value                     $  (8.33)    $  (6.54)    $  13.48     $   1.60     $   2.83
                                                             --------     --------     --------     --------     --------
   Unit value:
   Net asset value -- end of period                          $  14.68     $  23.01     $  29.55     $  16.07     $  14.47
                                                             ========     ========     ========     ========     ========
Ratios (to average net assets):
   Expenses+##                                                   0.88%        0.83%        0.84%        0.84%        0.85%
   Net investment loss                                          (1.32)%      (1.39)%      (1.30)%      (1.59)%      (1.60)%
Portfolio turnover                                                295%         447%         417%         159%         103%
Number of units outstanding at end of period (000 Omitted)      3,559        3,548        3,115        2,542        2,156

* Per unit data are based on the average number of units outstanding during each year.

+ Excluding mortality and expense risk charges and distribution expense charges.

## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

                       See notes to financial statements.

                                                                                 MONEY MARKET VARIABLE ACCOUNT
                                                                                          COMPASS 2
                                                                                    YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------------------
                                                                   2001         2000         1999         1998         1997
                                                                 -------      -------      -------      -------      -------
Per unit data:*
   Net asset value -- beginning of period                        $ 19.86      $ 19.00      $ 18.39      $ 17.75      $ 17.11
                                                                 -------      -------      -------      -------      -------
   Investment income                                             $  0.95      $  1.23      $  0.96      $  0.99      $  0.96
   Expenses                                                         0.47         0.37         0.35         0.35         0.32
                                                                 -------      -------      -------      -------      -------
      Net investment income                                      $  0.48      $  0.86      $  0.61      $  0.64      $  0.64
                                                                 -------      -------      -------      -------      -------
   Net increase in unit value                                    $  0.48      $  0.86      $  0.61      $  0.64      $  0.64
                                                                 -------      -------      -------      -------      -------
   Unit value:
   Net asset value -- end of period                              $ 20.34      $ 19.86      $ 19.00      $ 18.39      $ 17.75
                                                                 =======      =======      =======      =======      =======
Ratios (to average net assets):
   Expenses+##                                                     0.65%        0.60%        0.58%        0.59%        0.59%
   Net investment income                                           2.51%        4.45%        3.25%        3.58%        3.56%
Number of units outstanding at end of period (000 Omitted)         1,986        3,304        3,749        4,123        4,639

                                                                                 MONEY MARKET VARIABLE ACCOUNT
                                                                                          COMPASS 3
                                                                                    YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------------------
                                                                   2001         2000         1999         1998         1997
                                                                 -------      -------      -------      -------      -------
Per unit data:*
   Net asset value -- beginning of period                        $ 16.33      $ 15.64      $ 15.15      $ 14.64      $ 14.13
                                                                 -------      -------      -------      -------      -------
   Investment income                                             $  0.79      $  1.00      $  0.78      $  0.82      $  0.78
   Expenses                                                         0.41         0.31         0.29         0.31         0.27
                                                                 -------      -------      -------      -------      -------
      Net investment income                                      $  0.38      $  0.69      $  0.49      $  0.51      $  0.51
                                                                 -------      -------      -------      -------      -------
   Net increase in unit value                                    $  0.38      $  0.69      $  0.49      $  0.51      $  0.51
                                                                 -------      -------      -------      -------      -------
   Unit value:
   Net asset value -- end of period                              $ 16.71      $ 16.33      $ 15.64      $ 15.15      $ 14.64
                                                                 =======      =======      =======      =======      =======
Ratios (to average net assets):
   Expenses+##                                                     0.65%        0.60%        0.58%        0.59%        0.59%
   Net investment income                                           2.51%        4.45%        3.25%        3.58%        3.56%
Number of units outstanding at end of period (000 Omitted)           222          468          863        1,370        1,160

                                                                                 MONEY MARKET VARIABLE ACCOUNT
                                                                                      COMPASS 3 - LEVEL 2
                                                                                    YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------------------
                                                                   2001         2000         1999         1998         1997
                                                                 -------      -------      -------      -------      -------
Per unit data:*
   Net asset value -- beginning of period                        $ 12.17      $ 11.64      $ 11.26      $ 10.86      $ 10.47
                                                                 -------      -------      -------      -------      -------
   Investment income                                             $  0.71      $  0.74      $  0.58      $  0.61      $  0.58
   Expenses                                                         0.41         0.21         0.20         0.21         0.19
                                                                 -------      -------      -------      -------      -------
      Net investment income                                      $  0.30      $  0.53      $  0.38      $  0.40      $  0.39
                                                                 -------      -------      -------      -------      -------
   Net increase in unit value                                    $  0.30      $  0.53      $  0.38      $  0.40      $  0.39
                                                                 -------      -------      -------      -------      -------
   Unit value:
   Net asset value -- end of period                              $ 12.47      $ 12.17      $ 11.64      $ 11.26      $ 10.86
                                                                 =======      =======      =======      =======      =======
Ratios (to average net assets):
   Expenses+##                                                     0.65%        0.60%        0.58%        0.59%        0.59%
   Net investment income                                           2.51%        4.45%        3.25%        3.58%        3.56%
Number of units outstanding at end of period (000 Omitted)         2,835        1,562        3,875        3,141        1,104

  * Per unit data are based on the average number of units outstanding during each year.
  + Excluding mortality and expense risk charges and distribution expense charges.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

                       See notes to financial statements.

                                                                                 TOTAL RETURN VARIABLE ACCOUNT
                                                                                          COMPASS 2
                                                                                    YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------------------
                                                                   2001         2000         1999         1998         1997
                                                                 -------      -------      -------      -------      -------
Per unit data:*
   Net asset value -- beginning of period                        $ 39.13      $ 33.73      $ 33.25      $ 30.16      $ 25.04
                                                                 -------      -------      -------      -------      -------
   Investment income(SECTIONS)                                   $  1.51      $  1.46      $  1.37      $  1.39      $  1.37
   Expenses                                                         0.83         0.73         0.70         0.68         0.61
                                                                 -------      -------      -------      -------      -------
      Net investment income                                      $  0.68      $  0.73      $  0.67      $  0.71      $  0.76
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                            (1.25)        4.67        (0.19)        2.38         4.36
                                                                 -------      -------      -------      -------      -------
   Net increase (decrease) in unit value                         $ (0.57)     $  5.40      $  0.48      $  3.09      $  5.12
                                                                 -------      -------      -------      -------      -------
   Unit value:
   Net asset value -- end of period                              $ 38.56      $ 39.13      $ 33.73      $ 33.25      $ 30.16
                                                                 =======      =======      =======      =======      =======
Ratios (to average net assets):
   Expenses+##                                                     0.85%        0.83%        0.83%        0.82%        0.83%
   Net investment income(SECTIONS)                                 1.67%        2.02%        1.90%        2.10%        2.32%
Portfolio turnover                                                  104%         105%         106%         125%         111%
Number of units outstanding at end of period (000 Omitted)         2,080        2,240        2,925        3,495        3,956

(SECTIONS)As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.05%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
        * Per unit data are based on the average number of units outstanding during each year.
        + Excluding mortality and expense risk charges and distribution expense charges.
       ## Ratios do not reflect reductions from certain expense offset arrangements.

                                                                                 TOTAL RETURN VARIABLE ACCOUNT
                                                                                          COMPASS 3
                                                                                    YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------------------
                                                                   2001         2000         1999         1998         1997
                                                                 -------      -------      -------      -------      -------
Per unit data:*
   Net asset value -- beginning of period                        $ 38.38      $ 33.13      $ 32.71      $ 29.71      $ 24.71
                                                                 -------      -------      -------      -------      -------
   Investment income(SECTIONS)                                   $  1.60      $  1.40      $  1.32      $  1.30      $  1.15
   Expenses                                                         0.94         0.75         0.73         0.68         0.59
                                                                 -------      -------      -------      -------      -------
      Net investment income                                      $  0.66      $  0.65      $  0.59      $  0.62      $  0.56
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                            (1.27)        4.60        (0.17)        2.38         4.44
                                                                 -------      -------      -------      -------      -------
   Net increase (decrease) in unit value                         $ (0.61)     $  5.25      $  0.42      $  3.00      $  5.00
                                                                 -------      -------      -------      -------      -------
   Unit value:
   Net asset value -- end of period                              $ 37.77      $ 38.38      $ 33.13      $ 32.71      $ 29.71
                                                                 =======      =======      =======      =======      =======
Ratios (to average net assets):
   Expenses+##                                                     0.85%        0.83%        0.83%        0.82%        0.83%
   Net investment income(SECTIONS)                                 1.67%        2.02%        1.90%        2.10%        2.32%
Portfolio turnover                                                  104%         105%         106%         125%         111%
Number of units outstanding at end of period (000 Omitted)           838        1,253        2,125        2,943        4,024

(SECTIONS)As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.05%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
        * Per unit data are based on the average number of units outstanding during each year.
        + Excluding mortality and expense risk charges and distribution expense charges.
       ## Ratios do not reflect reductions from certain expense offset arrangements.

                       See notes to financial statements.

                                                                                 TOTAL RETURN VARIABLE ACCOUNT
                                                                                      COMPASS 3 - LEVEL 2
                                                                                    YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------------------
                                                                   2001         2000         1999         1998         1997
                                                                 -------      -------      -------      -------      -------
Per unit data:*
   Net asset value -- beginning of period                        $ 18.45      $ 15.90      $ 15.68      $ 14.22      $ 11.81
                                                                 -------      -------      -------      -------      -------
   Investment income(SECTIONS)                                   $  0.69      $  0.68      $  0.64      $  0.63      $  0.57
   Expenses                                                         0.38         0.34         0.33         0.31         0.27
                                                                 -------      -------      -------      -------      -------
      Net investment income                                      $  0.31      $  0.34      $  0.31      $  0.32      $  0.30
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                            (0.58)        2.21        (0.09)        1.14         2.11
                                                                 -------      -------      -------      -------      -------
   Net increase (decrease) in unit value                         $ (0.27)     $  2.55      $  0.22      $  1.46      $  2.41
                                                                 -------      -------      -------      -------      -------
   Unit value:
   Net asset value -- end of period                              $ 18.18      $ 18.45      $ 15.90      $ 15.68      $ 14.22
                                                                 =======      =======      =======      =======      =======
Ratios (to average net assets):
   Expenses+##                                                     0.85%        0.83%        0.83%        0.82%        0.83%
   Net investment income(SECTIONS)                                 1.67%        2.02%        1.90%        2.10%        2.32%
Portfolio turnover                                                  104%         105%         106%         125%         111%
Number of units outstanding at end of period (000 Omitted)         6,537        6,382        6,729        6,702        5,260

(SECTIONS)As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.05%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
        * Per unit data are based on the average number of units outstanding during each year.
        + Excluding mortality and expense risk charges and distribution expense charges.
       ## Ratios do not reflect reductions from certain expense offset arrangements.

                       See notes to financial statements.

COMPASS ACCOUNTS
NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION
Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, and Total Return Variable Account (the variable account(s)) are separate accounts established by Sun Life Assurance Company of Canada (U.S.), the Sponsor, in connection with the issuance of Compass 2 and Compass 3 combination fixed/variable annuity contracts. Capital Appreciation Variable Account, Government Securities Variable Account, Money Market Variable Account, and Total Return Variable Account operate as open-end, diversified management investment companies, and Global Governments Variable Account, High Yield Variable Account, and Managed Sectors Variable Account operate as open-end, non-diversified management investment companies as those terms are defined in the Investment Company Act of 1940, as amended.

(2) SIGNIFICANT ACCOUNTING POLICIES
GENERAL - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Capital Appreciation Variable Account, Global Governments Variable Account, High Yield Variable Account, Managed Sectors Variable Account and Total Return Variable Account can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The account's use of amortized cost is subject to the account's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith, at the direction of the Board of Mangers.

REPURCHASE AGREEMENTS - Certain variable accounts may enter into repurchase agreements with institutions that the variable account's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The variable accounts require that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the account to obtain those securities in the event of a default under the repurchase agreement. The variable accounts monitor, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than the amount owed to the variable account under each such repurchase agreement. The variable accounts, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

WRITTEN OPTIONS - Certain variable accounts may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the account realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the account. The account, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the variable account's management on the direction of interest rates.

FUTURES CONTRACTS - Certain variable accounts may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, each variable account is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the variable account each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the variable account. Each variable account's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the variable account's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the variable account has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest rates or exchange rates or securities prices move unexpectedly, the variable account may not achieve the anticipated benefits of the futures contracts and may realize a loss.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Certain variable accounts may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The accounts may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, certain variable accounts may enter into contracts to deliver or receive foreign currency they will receive from or require for their normal investment activities. The accounts may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, certain variable accounts may enter into contracts with the intent of changing the relative exposure of the accounts' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

FEDERAL INCOME TAXES - The variable accounts are funding vehicles for individual variable annuities. The operations of the variable accounts are part of the operations of Sun Life Assurance Company of Canada (U.S.), the Sponsor, and are not taxed separately; the variable accounts are not taxed as regulated investment companies. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

FEES PAID INDIRECTLY - The variable accounts' custody fees are reduced according to an arrangement that measures the value of cash deposited with the custodian by the variable accounts. During the period, each variable account's custodian fees were reduced under this arrangement. The Capital Appreciation Variable Account, Managed Sectors Variable Account, and Total Return Variable Account have entered into a directed brokerage agreement, under which the broker will credit the variable account a portion of the commissions generated, to offset certain expenses of the variable account. For the period, the variable accounts' custodian fees were reduced under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

                              CAPITAL APPRECIATION   MANAGED SECTORS      TOTAL RETURN
                                VARIABLE ACCOUNT     VARIABLE ACCOUNT   VARIABLE ACCOUNT
----------------------------------------------------------------------------------------
Balance credits                     $ 3,765              $ 2,631            $ 6,182
Directed brokerage credits            7,353                1,773              1,403
                                    -------              -------            -------
                                    $11,118              $ 4,404            $ 7,585
                                    =======              =======            =======

(3) CONTRACT CHARGES
The Sponsor makes a deduction from the variable accounts at the end of each valuation period, during both the accumulation period and after annuity payments begin, for assuming the mortality and expense risks under the contracts. The rate of the deduction may be changed annually but in no event may it exceed 1.25% of the average net assets of each variable account attributable to Compass 3 contracts, or, with respect to Compass 2 contracts, 1.30% of the assets of Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, and Money Market Variable Account, or 1.25% of the assets of Global Governments Variable Account, Managed Sectors Variable Account, and Total Return Variable Account attributable to such contracts.

For assuming the distribution expense risk under Compass 3 contracts, the Sponsor makes a deduction from the variable accounts at the end of each valuation period for the first seven contract years at an effective annual rate of 0.15% of the net assets of the variable accounts attributable to such contracts. Contracts are transferred from Compass 3 to Compass 3 - Level 2 in the month following the seventh contract anniversary. No deduction is made after the seventh contract anniversary. No deduction is made with respect to assets attributable to Compass 2 contracts.

Each year, on the contract anniversary, a contract maintenance charge of $25 with respect to Compass 2 contracts and $30 with respect to Compass 3 contracts is deducted from each contract's accumulation account and paid the Sponsor to cover administrative expenses relating to the contract. After the annuity commencement date, the annual contract maintenance charge is deducted pro rata from each annuity payment made during the year.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges (including the distribution expense charge described above applicable to Compass 3 contracts) exceed 5% of the purchase payments made under a Compass 2 contract or 9% of the purchase payments made under a Compass 3 contract.

(4) ANNUITY RESERVES
Annuity reserves for contracts with annuity commencement dates prior to February 1, 1987, have been calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after February 1, 1987, are calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts in payment period are calculated using an assumed interest rate of 4%. Required adjustments are accomplished by transfers to or from the Sponsor.

(5) MANAGEMENT AGREEMENTS
The Management Agreements provide that the variable accounts will pay the Investment Adviser, Massachusetts Financial Services Company, an affiliate of the Sponsor, a fee computed daily and paid monthly at an effective annual rate based on a percentage of each variable account's average daily net assets as follows:

                                                    ANNUAL RATE OF              ANNUAL RATE OF
                                                    MANAGEMENT FEE              MANAGEMENT FEE
                                                   BASED ON AVERAGE            BASED ON AVERAGE
                                                   DAILY NET ASSETS            DAILY NET ASSETS
                                              NOT EXCEEDING $300 MILLION   IN EXCESS OF $300 MILLION
----------------------------------------------------------------------------------------------------
Capital Appreciation Variable Account                    0.75%                       0.675%
Global Governments Variable Account                      0.75%                       0.675%
Government Securities Variable Account                   0.55%                       0.495%
High Yield Variable Account                              0.75%                       0.675%
Managed Sectors Variable Account                         0.75%                       0.675%
Money Market Variable Account                            0.50%                       0.500%
Total Return Variable Account                            0.75%                       0.675%

The agreements also provide that the Investment Adviser will pay certain variable account expenses in excess of 1.25% of the average daily net assets of each variable account for any calendar year. The variable accounts pay no compensation directly to their officers or members of the Boards of Managers who are affiliated with the Investment Adviser or the Sponsor.

ADMINISTRATOR - The accounts have an administrative services agreement with MFS to provide the accounts with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the accounts pay MFS an administrative fee at the following annual percentages of the accounts' average daily net assets:

First $2 billion                                                                    0.0175%
Next $2.5 billion                                                                   0.0130%
Next $2.5 billion                                                                   0.0005%
In excess of $7 billion                                                             0.0000%

(6) PORTFOLIO SECURITIES
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, were as follows:

                                                          PURCHASES              SALES
-------------------------------------------------------------------------------------------
Capital Appreciation Variable Account                  $  616,726,513        $  621,841,968
Global Governments Variable Account                         2,441,837             2,558,442
Government Securities Variable Account                             --             5,504,288
High Yield Variable Account                                95,619,490           113,958,305
Managed Sectors Variable Account                          317,355,705           328,532,741
Money Market Variable Account*                          2,509,395,396         2,563,178,616
Total Return Variable Account                             161,024,309           174,189,324

Purchases and sales of U.S. government securities, other than purchased option transactions and short-term obligations, were as follows:

                                                           PURCHASES              SALES
-------------------------------------------------------------------------------------------
Global Governments Variable Account                    $    3,760,124        $    5,061,864
Government Securities Variable Account                    127,620,392           108,068,744
Money Market Variable Account*                             76,445,035            39,546,400
Total Return Variable Account                              79,908,132            79,331,482

 * Purchases and sales of investments for Money Market Variable Account consist solely of short-term obligations.

(7) HIGH YIELD SECURITIES AND FINANCIAL INSTRUMENTS
Although the High Yield Variable Account has a diversified portfolio, its portfolio is invested in high-yield securities rated below investment grade or which are unrated. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Certain variable accounts trade financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the variable accounts have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

WRITTEN OPTION TRANSACTIONS
Global Governments Variable Account

                                                        NUMBER
                                                     OF CONTRACTS
                                                     (000 OMITTED)     PREMIUMS
-------------------------------------------------------------------------------
Outstanding Beginning of period                            2           $ 27,869
Options written                                            1             19,109
Options terminated in closing transactions                (3)           (46,978)
                                                     -------------     --------
Outstanding, end of period                                 0           $      0
                                                     =============     ========

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                                                      NET UNREALIZED
                                                                          CONTRACTS TO    IN EXCHANGE   CONTRACTS AT   APPRECIATION
ACCOUNT                               TRANSACTION  SETTLEMENT DATE       DELIVER/RECEIVE      FOR           VALUE     (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Global Governments Variable Account         Sales     03-19-02      DKK      431,038        $ 51,558      $ 51,439       $   119
                                                      03-19-02      GBP       65,203          92,406        94,338        (1,932)
                                                      03-19-02      SEK      341,344          32,490        32,534           (44)
                                                                                            --------      --------       --------
                                                                                            $176,454      $178,311       $(1,857)
                                                                                            ========      ========       ========
                                       Purchases      03-19-02      AUD      110,397        $ 56,893      $ 56,194       $  (699)
                                                                                            ========      ========       ========

At December 31, 2001, forward foreign currency purchases and sales under master netting agreements for the Global Governments Variable Account excluded above amounted to net receivables of $223 with Merrill Lynch and $154 with UBS Warburg LLC, and net payables of $94,749 with CS First Boston Corp and $316 with DB Clearing.

At December 31, 2001, the Global Governments Variable Account had sufficient cash and/or securities to cover any commitments under these contracts.

See page 24 for an explanation of abbreviations used to indicate amounts shown in currencies other than the U.S. dollar.

FUTURES CONTRACTS

                                                                                                                         UNREALIZED
ACCOUNT                                DESCRIPTION                  EXPIRATION        CONTRACTS        POSITION         APPRECIATION
------------------------------------------------------------------------------------------------------------------------------------
Global Governments Variable Account    Japan Govt Bond 10yr         March 2002            2              Long                 $6,169

At December 31, 2001, the Global Governments Variable Account had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) RESTRICTED SECURITIES
Certain of the variable accounts may invest in securities which are subject to legal or contractual restrictions on resale. At December 31, 2001, High Yield Variable Account owned the following restricted securities, excluding securities issued under Rule 144A, constituting less than 0.01% of the account's net assets which may not be publicly sold without registration under the Securities Act of 1933. The variable account does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Boards of Managers.

                                                                             DATE OF       SHARE/PRINCIPAL
ACCOUNT                                DESCRIPTION                         ACQUISITION         AMOUNT           COST           VALUE
------------------------------------------------------------------------------------------------------------------------------------
High Yield Variable Account            Atlantic Gulf Communities Corp.     9/25/95              $150             $0              $1

(9) PARTICIPANT TRANSACTIONS
The changes in net assets from changes in numbers of outstanding units were as follows:

                                                      YEAR ENDED DECEMBER 31, 2001 (000 OMITTED)
                                            --------------------------------------------------------------
                                                                  TRANSFERS BETWEEN       WITHDRAWALS,
                                                                  VARIABLE ACCOUNTS        SURRENDERS,
                                                 PURCHASE             AND FIXED          ANNUITIZATIONS,
                                                 PAYMENTS           ACCUMULATION          AND CONTRACT
                                                 RECEIVED              ACCOUNT               CHARGES
                                            -----------------     -----------------     ------------------
                                            UNITS     DOLLARS     UNITS     DOLLARS     UNITS     DOLLARS
----------------------------------------------------------------------------------------------------------
Capital Appreciation Variable Account
   Compass 2 Contracts                         70     $ 3,899       169    $ 11,924     (717)    $(45,452)
   Compass 3 Contracts                        162       6,891      (383)    (16,327)    (107)      (4,750)
   Compass 3 Level 2 Contracts                214       3,313     1,102      20,762      894      (15,798)
                                                      -------              --------              --------
                                                      $14,103              $ 16,359              $(66,000)
                                                      =======              ========              ========

Global Government Variable Account
   Compass 2 Contracts                          3     $    40        (9)   $   (162)     (27)    $   (506)
   Compass 3 Contracts                         13         243       (45)       (838)      (8)        (146)
   Compass 3 Level 2 Contracts                 17         143        58         664     (120)      (1,308)
                                                      -------              --------              --------
                                                      $   426              $   (336)             $ (1,960)
                                                      =======              ========              ========

Government Securities Variable Account
   Compass 2 Contracts                         38     $ 1,112       159    $  5,217     (364)    $(11,896)
   Compass 3 Contracts                         40         897      (145)     (3,273)     (39)        (885)
   Compass 3 Level 2 Contracts                 38         459       265       3,634     (228)      (3,040)
                                                      -------              --------              --------
                                                      $ 2,468              $  5,578              $(15,821)
                                                      =======              ========              ========

High Yield Variable Account
   Compass 2 Contracts                         24     $   664       (98)   $ (3,168)    (275)    $ (8,295)
   Compass 3 Contracts                         32         657       (60)     (1,420)     (38)        (839)
   Compass 3 Level 2 Contracts                 23         228    (1,342)    (17,616)    (169)      (2,010)
                                                      -------              --------              --------
                                                      $ 1,549              $(22,204)             $(11,144)
                                                      =======              ========              ========

Managed Sectors Variable Account
   Compass 2 Contracts                         14     $   666       (54)   $ (2,898)     (84)    $ (4,314)
   Compass 3 Contracts                         70       3,515      (208)    (10,814)     (48)      (2,500)
   Compass 3 Level 2 Contracts                116       1,682       333       5,942     (438)      (7,244)
                                                      -------              --------              --------
                                                      $ 5,863              $ (7,770)             $(14,058)
                                                      =======              ========              ========

Money Market Variable Account
   Compass 2 Contracts                         34     $   613      (795)   $(15,890)    (557)    $(11,243)
   Compass 3 Contracts                         76       1,207      (234)     (3,822)     (88)      (1,461)
   Compass 3 Level 2 Contracts                 72         858     1,665      20,545     (464)      (5,739)
                                                      -------              --------              --------
                                                      $ 2,678              $    833              $(18,443)
                                                      =======              ========              ========

Total Return Variable Account
   Compass 2 Contracts                         27     $   981        86    $  3,465     (273)    $(10,517)
   Compass 3 Contracts                        108       4,032      (427)    (16,073)     (96)      (3,635)
   Compass 3 Level 2 Contracts                150       2,463       967      17,914     (962)     (17,418)
                                                      -------              --------              --------
                                                      $ 7,476              $  5,306              $(31,570)
                                                      =======              ========              ========

                                                      YEAR ENDED DECEMBER 31, 2001 (000 OMITTED)
                                            --------------------------------------------------------------
                                                   NET                        NET                  NET
                                               ACCUMULATION              ANNUITIZATION          INCREASES
                                                 ACTIVITY                  ACTIVITY             (DECREASE)
                                            -------------------          -------------          ----------
                                            UNITS       DOLLARS             DOLLARS               DOLLARS
----------------------------------------------------------------------------------------------------------
Capital Appreciation Variable Account
   Compass 2 Contracts                       (478)     $(29,629)             $(611)              $(30,240)
   Compass 3 Contracts                       (328)      (14,186)                48                (14,181)
   Compass 3 Level 2 Contracts                422         8,277               (131)                 8,189
                                                       --------              -----               --------
                                                       $(35,538)             $(694)              $(36,232)
                                                       ========              =====               ========

Global Government Variable Account
   Compass 2 Contracts                        (33)     $   (628)             $ (31)              $   (659)
   Compass 3 Contracts                        (40)         (741)                (2)                  (743)
   Compass 3 Level 2 Contracts                (45)         (501)                 4                   (497)
                                                       --------              -----               --------
                                                       $ (1,870)             $ (29)              $ (1,899)
                                                       ========              =====               ========

Government Securities Variable Account
   Compass 2 Contracts                       (167)     $ (5,567)             $(436)              $ (6,003)
   Compass 3 Contracts                       (144)       (3,261)                (5)                (3,266)
   Compass 3 Level 2 Contracts                 75         1,053                (35)                 1,018
                                                       --------              -----               --------
                                                       $ (7,775)             $(476)              $ (8,251)
                                                       ========              =====               ========

High Yield Variable Account
   Compass 2 Contracts                       (349)     $(10,799)             $(433)              $(11,232)
   Compass 3 Contracts                        (66)       (1,602)                (1)                (1,603)
   Compass 3 Level 2 Contracts             (1,488)      (19,398)                 5                (19,393)
                                                       --------              -----               --------
                                                       $(31,799)             $(429)              $(32,228)
                                                       ========              =====               ========

Managed Sectors Variable Account
   Compass 2 Contracts                       (124)     $ (6,546)             $  31               $ (6,515)
   Compass 3 Contracts                       (186)       (9,799)                63                 (9,736)
   Compass 3 Level 2 Contracts                 11           380                (61)                   319
                                                       --------              -----               --------
                                                       $(15,965)             $  33               $(15,932)
                                                       ========              =====               ========

Money Market Variable Account
   Compass 2 Contracts                     (1,318)     $(26,520)             $(173)              $(26,693)
   Compass 3 Contracts                       (246)       (4,076)                39                 (4,037)
   Compass 3 Level 2 Contracts              1,273        15,664                (18)                15,646
                                                       --------              -----               --------
                                                       $(14,932)             $(152)              $(15,084)
                                                       ========              =====               ========

Total Return Variable Account
   Compass 2 Contracts                       (160)     $ (6,071)             $(869)              $ (6,940)
   Compass 3 Contracts                       (415)      (15,676)               (30)               (15,706)
   Compass 3 Level 2 Contracts                155         2,959                (54)                 2,905
                                                       --------              -----               --------
                                                       $(18,788)             $(953)              $(19,741)
                                                       ========              =====               ========

The changes in net assets from changes in numbers of outstanding units were as follows:

                                                      YEAR ENDED DECEMBER 31, 2000 (000 OMITTED)
                                            --------------------------------------------------------------
                                                                  TRANSFERS BETWEEN       WITHDRAWALS,
                                                                  VARIABLE ACCOUNTS        SURRENDERS,
                                                 PURCHASE             AND FIXED          ANNUITIZATIONS,
                                                 PAYMENTS           ACCUMULATION          AND CONTRACT
                                                 RECEIVED              ACCOUNT               CHARGES
                                            -----------------     -----------------     ------------------
                                            UNITS     DOLLARS     UNITS     DOLLARS     UNITS     DOLLARS
----------------------------------------------------------------------------------------------------------
Capital Appreciation Variable Account
   Compass 2 Contracts                        63      $ 5,273        21    $  3,155      (669)   $(62,520)
   Compass 3 Contracts                       162        9,761      (495)    (30,561)     (164)    (10,188)
   Compass 3 Level 2 Contracts               135        3,044     1,401      37,214      (885)    (22,432)
                                                      -------              --------              --------
                                                      $18,078              $  9,808              $(95,140)
                                                      =======              ========              ========

Global Government Variable Account
   Compass 2 Contracts                         5      $    93       (14)   $   (263)      (36)   $   (690)
   Compass 3 Contracts                        19          320       (69)     (1,267)      (28)       (509)
   Compass 3 Level 2 Contracts                17          145        77         914      (116)     (1,241)
                                                      -------              --------              --------
                                                      $   558              $   (616)             $ (2,440)
                                                      =======              ========              ========

Government Securities Variable Account
   Compass 2 Contracts                        45      $ 1,180      (430)   $(12,675)     (633)   $(18,657)
   Compass 3 Contracts                        42          856      (274)     (5,746)      (71)     (1,452)
   Compass 3 Level 2 Contracts                33          359       233       2,890      (365)     (4,398)
                                                      -------              --------              --------
                                                      $ 2,395              $(15,531)             $(24,507)
                                                      =======              ========              ========

High Yield Variable Account
   Compass 2 Contracts                        41      $ 1,272       (18)   $ (1,049)     (411)   $(13,601)
   Compass 3 Contracts                        42        1,005      (112)     (2,814)      (60)     (1,479)
   Compass 3 Level 2 Contracts                24          245     1,830      21,241      (236)     (3,023)
                                                      -------              --------              --------
                                                      $ 2,522              $ 17,378              $(18,103)
                                                      =======              ========              ========

Managed Sectors Variable Account
   Compass 2 Contracts                        10        $ 810        76    $  7,736       (75)   $ (6,435)
   Compass 3 Contracts                        69        5,775      (202)    (17,557)      (76)     (6,665)
   Compass 3 Level 2 Contracts                65        1,629       870      25,446      (502)    (13,856)
                                                      -------              --------              --------
                                                      $ 8,214              $ 15,625              $(26,956)
                                                      =======              ========              ========

Money Market Variable Account
   Compass 2 Contracts                        46        $ 844       417    $  8,032      (908)   $(17,647)
   Compass 3 Contracts                       157        2,466      (299)     (4,706)     (253)     (4,015)
   Compass 3 Level 2 Contracts                27          296    (1,212)    (14,748)   (1,128)    (13,366)
                                                      -------              --------              --------
                                                      $ 3,606              $(11,422)             $(35,028)
                                                      =======              ========              ========

Total Return Variable Account
   Compass 2 Contracts                        40      $ 1,230      (221)   $ (6,983)     (504)   $(17,501)
   Compass 3 Contracts                       187        6,171      (801)    (27,102)     (258)     (8,715)
   Compass 3 Level 2 Contracts               142        2,112       943      16,307    (1,432)    (23,431)
                                                      -------              --------              --------
                                                      $ 9,513              $(17,778)             $(49,647)
                                                      =======              ========              ========

                                                      YEAR ENDED DECEMBER 31, 2000 (000 OMITTED)
                                            --------------------------------------------------------------
                                                   NET                        NET                  NET
                                               ACCUMULATION              ANNUITIZATION          INCREASES
                                                 ACTIVITY                  ACTIVITY             (DECREASE)
                                            -------------------          -------------          ----------
                                            UNITS       DOLLARS             DOLLARS               DOLLARS
----------------------------------------------------------------------------------------------------------
Capital Appreciation Variable Account
   Compass 2 Contracts                       (585)     $(54,092)            $ 335                $(53,757)
   Compass 3 Contracts                       (497)      (30,988)                7                 (30,981)
   Compass 3 Level 2 Contracts                651        17,826               (77)                 17,749
                                                       --------             -----                --------
                                                       $(67,254)            $ 265                $(66,989)
                                                       ========             =====                ========

Global Government Variable Account
   Compass 2 Contracts                        (45)     $   (860)            $   9                $   (851)
   Compass 3 Contracts                        (78)       (1,456)               (2)                 (1,458)
   Compass 3 Level 2 Contracts                (22)         (182)              (70)                   (252)
                                                       --------             -----                --------
                                                       $ (2,498)            $ (63)               $ (2,561)
                                                       ========             =====                ========

Government Securities Variable Account
   Compass 2 Contracts                     (1,018)     $(30,152)            $(219)               $(30,371)
   Compass 3 Contracts                       (303)       (6,342)               49                  (6,293)
   Compass 3 Level 2 Contracts                (99)       (1,149)              (23)                 (1,172)
                                                       --------             -----                --------
                                                       $(37,643)            $(193)               $(37,836)
                                                       ========             =====                ========

High Yield Variable Account
   Compass 2 Contracts                       (388)     $(13,378)            $(224)               $(13,602)
   Compass 3 Contracts                       (130)       (3,288)                3                  (3,285)
   Compass 3 Level 2 Contracts              1,618        18,463               (12)                 18,451
                                                       --------             -----                --------
                                                       $  1,797             $(233)               $  1,564
                                                       ========             =====                ========

Managed Sectors Variable Account
   Compass 2 Contracts                         11      $  2,111             $  37                $  2,148
   Compass 3 Contracts                       (209)      (18,447)                6                 (18,441)
   Compass 3 Level 2 Contracts                433        13,219               (90)                 13,129
                                                       --------             -----                --------
                                                       $ (3,117)            $ (47)               $ (3,164)
                                                       ========             =====                ========

Money Market Variable Account
   Compass 2 Contracts                       (445)     $ (8,771)            $(531)               $ (9,302)
   Compass 3 Contracts                       (395)       (6,255)              (64)                 (6,319)
   Compass 3 Level 2 Contracts             (2,313)      (27,818)               24                 (27,794)
                                                       --------             -----                --------
                                                       $(42,844)            $(571)               $(43,415)
                                                       ========             =====                ========

Total Return Variable Account
   Compass 2 Contracts                       (685)     $(23,254)            $(168)               $(23,422)
   Compass 3 Contracts                       (872)      (29,646)              354                 (29,292)
   Compass 3 Level 2 Contracts               (347)       (5,012)              (20)                 (5,032)
                                                       --------             -----                --------
                                                       $(57,912)            $ 166                $(57,746)
                                                       ========             =====                ========

(10) DETAILED STATEMENT OF OPERATIONS - YEAR ENDED DECEMBER 31, 2001
(000 OMITTED)

                                                                 CAPITAL APPRECIATION VARIABLE ACCOUNT
                                   -------------------------------------------------------------------------------------------------
                                            COMPASS 2                    COMPASS 3               COMPASS 3 - LEVEL 2
                                   ---------------------------  ---------------------------  ---------------------------
                                   ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION    TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
   Interest                         $   1,147       $    20       $    157        $  1          $    360        $   1     $   1,686
   Dividends                            2,092            36            282           1               665            2         3,078
                                    ---------       -------       --------        ----          --------        -----     ---------
   Total investment income          $   3,239       $    56       $    439        $  2          $  1,025        $   3     $   4,764
Expenses                                7,671            51          1,082           2             2,382            3        11,191
                                    ---------       -------       --------        ----          --------        -----     ---------
Net investment income (loss)        $  (4,432)      $     5       $   (643)       $ --          $ (1,357)       $  --     $  (6,427)
                                    ---------       -------       --------        ----          --------        -----     ---------
Realized and unrealized loss
   on investments:
Net realized loss                   $(104,282)      $(1,811)      $(13,691)       $(68)         $(33,729)       $(108)    $(153,689)
Net unrealized loss                   (13,076)         (245)        (2,986)         (7)           (2,625)         (19)      (18,958)
                                    ---------       -------       --------        ----          --------        -----     ---------
Net realized and unrealized loss
   on investments                   $(117,358)      $(2,056)      $(16,677)       $(75)         $(36,354)       $(127)    $(172,647)
                                    ---------       -------       --------        ----          --------        -----     ---------
Decrease in net assets
   from operations                  $(121,790)      $(2,051)      $(17,320)       $(75)         $(37,711)       $(127)    $(179,074)
                                    =========       =======       ========        ====          ========        =====     =========

                                                                   GLOBAL GOVERNMENT VARIABLE ACCOUNT
                                   -------------------------------------------------------------------------------------------------
                                            COMPASS 2                    COMPASS 3               COMPASS 3 - LEVEL 2
                                   ---------------------------  ---------------------------  ---------------------------
                                   ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION    TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
   Interest                         $     136       $     4       $     78        $  1          $    302        $   1     $     522
                                    ---------       -------       --------        ----          --------        -----     ---------
   Total investment income          $     136       $     4       $     78        $  1          $    302        $   1     $     522
Expenses                                   73             1             43          --               160           --           277
                                    ---------       -------       --------        ----          --------        -----     ---------
Net investment income               $      63       $     3       $     35        $  1          $    142        $   1     $     245
                                    ---------       -------       --------        ----          --------        -----     ---------
Realized and unrealized loss
   on investments:
Net realized loss                   $     (45)      $    (1)      $    (23)       $ --          $   (104)       $  (1)    $    (174)
Net unrealized loss                      (124)           (3)           (76)         (1)             (281)          (1)         (486)
                                    ---------       -------       --------        ----          --------        -----     ---------
Net realized and unrealized loss
   on investments                   $    (169)      $    (4)      $    (99)       $ (1)         $   (385)       $  (2)    $    (660)
                                    ---------       -------       --------        ----          --------        -----     ---------
Decrease in net assets
   from operations                  $    (106)      $    (1)      $    (64)       $ --          $   (243)       $  (1)    $    (415)
                                    =========       =======       ========        ====          ========        =====     =========

                                                                 GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                   -------------------------------------------------------------------------------------------------
                                            COMPASS 2                    COMPASS 3               COMPASS 3 - LEVEL 2
                                   ---------------------------  ---------------------------  ---------------------------
                                   ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION    TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
   Interest                         $   6,479       $   170       $    428        $  5          $  1,281        $   5     $   8,368
                                    ---------       -------       --------        ----          --------        -----     ---------
   Total investment income          $   6,479       $   170       $    428        $  5          $  1,281        $   5     $   8,368
Expenses                                1,995            18            138           1               386            1         2,539
                                    ---------       -------       --------        ----          --------        -----     ---------
Net investment income               $   4,484       $   152       $    290        $  4          $    895        $   4     $   5,829
                                    ---------       -------       --------        ----          --------        -----     ---------
Realized and unrealized gain
   (loss) on investments:
Net realized gain                   $   2,543       $    66       $    163        $  2          $    512        $   2     $   3,288
Net unrealized loss                      (862)          (23)           (43)         (1)             (207)          --        (1,136)
                                    ---------       -------       --------        ----          --------        -----     ---------
Net realized and unrealized gain
   on investments                   $   1,681       $    43       $    120        $  1          $    305        $   2     $   2,152
                                    ---------       -------       --------        ----          --------        -----     ---------
Increase in net assets
   from operations                  $   6,165       $   195       $    410        $  5          $  1,200        $   6     $   7,981
                                    =========       =======       ========        ====          ========        =====     =========

                                                                      HIGH YIELD VARIABLE ACCOUNT
                                   -------------------------------------------------------------------------------------------------
                                            COMPASS 2                    COMPASS 3               COMPASS 3 - LEVEL 2
                                   ---------------------------  ---------------------------  ---------------------------
                                   ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION    TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
   Interest                          $  8,194        $ 207         $    637        $ --        $  2,240        $  6        $ 11,284
   Dividends                              227            6               17          --              42          --             292
                                     --------        -----         --------        ----        --------        ----        --------
   Total investment income           $  8,421        $ 213         $    654        $ --        $  2,282        $  6        $ 11,576
Expenses                                1,622           17              132          --             440           1           2,212
                                     --------        -----         --------        ----        --------        ----        --------
Net investment income                $  6,799        $ 196         $    522        $ --        $  1,842        $  5        $  9,364
                                     --------        -----         --------        ----        --------        ----        --------
Realized and unrealized gain(loss)
   on investments:
Net realized loss                    $(11,303)       $(284)        $   (894)       $ --        $ (3,495)       $ (9)       $(15,985)
Net unrealized gain                     2,757           62              349          --           3,209           2           6,379
                                     --------        -----         --------        ----        --------        ----        --------
Net realized and unrealized loss
   on investments                    $ (8,546)       $(222)        $   (545)       $ --        $   (286)       $ (7)       $ (9,606)
                                     --------        -----         --------        ----        --------        ----        --------
Increase(decrease) in net assets
   from operations                   $ (1,747)       $ (26)        $    (23)       $ --        $  1,556        $ (2)       $   (242)
                                     ========        =====         ========        ====        ========        ====        ========

                                                                   MANAGED SECTORS VARIABLE ACCOUNT
                                   -------------------------------------------------------------------------------------------------
                                            COMPASS 2                    COMPASS 3               COMPASS 3 - LEVEL 2
                                   ---------------------------  ---------------------------  ---------------------------
                                   ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION    TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
   Interest                          $    125        $   1         $     94        $ --        $    221        $  1        $    442
   Dividends                              145            1              107          --             259           1             513
                                     --------        -----         --------        ----        --------        ----        --------
   Total investment income           $    270        $   2         $    201        $ --        $    480        $  2        $    955
Expenses                                  686            3              535          --           1,241           1           2,466
                                     --------        -----         --------        ----        --------        ----        --------
Net investment loss                  $   (416)       $  (1)        $   (334)       $ --        $   (761)       $  1        $ (1,511)
                                     --------        -----         --------        ----        --------        ----        --------
Realized and unrealized gain(loss)
   on investments:
Net realized loss                    $(14,301)       $(129)        $(10,653)       $(23)       $(25,312)       $(65)       $(50,483)
Net unrealized gain(loss)              (2,736)         (23)          (2,570)          5          (3,725)        (13)         (9,062)
                                     --------        -----         --------        ----        --------        ----        --------
Net realized and unrealized loss
   on investments                    $(17,037)       $(152)        $(13,223)       $(18)       $(29,037)       $(78)       $(59,545)
                                     --------        -----         --------        ----        --------        ----        --------
Decrease in net assets
   from operations                   $(17,453)       $(153)        $(13,557)       $(18)       $(29,798)       $(77)       $(61,056)
                                     ========        =====         ========        ====        ========        ====        ========

                                                                     MONEY MARKET VARIABLE ACCOUNT
                                   -------------------------------------------------------------------------------------------------
                                            COMPASS 2                    COMPASS 3               COMPASS 3 - LEVEL 2
                                   ---------------------------  ---------------------------  ---------------------------
                                   ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION    TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
   Interest                          $  2,269        $  44         $    237        $  2        $  1,230        $  2        $  3,784
                                     --------        -----         --------        ----        --------        ----        --------
   Total investment income           $  2,269        $  44         $    237        $  2        $  1,230        $  2        $  3,784
Expenses                                  980            7              107          --             545          --           1,639
                                     --------        -----         --------        ----        --------        ----        --------
Net investment income                $  1,289        $  37         $    130        $  2        $    685        $  2        $  2,145
                                     --------        -----         --------        ----        --------        ----        --------
Increase in net assets
   from operations                   $  1,289        $  37         $    130        $  2        $    685        $  2        $  2,145
                                     ========        =====         ========        ====        ========        ====        ========

                                                                     TOTAL RETURN VARIABLE ACCOUNT
                                   -------------------------------------------------------------------------------------------------
                                            COMPASS 2                    COMPASS 3               COMPASS 3 - LEVEL 2
                                   ---------------------------  ---------------------------  ---------------------------
                                   ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION    TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
   Interest                          $  2,301        $  52         $  1,035        $ 16        $  3,236         $ 10       $  6,650
   Dividends                              869           20              391           6           1,222            4          2,512
                                     --------        -----         --------        ----        --------        ----        --------
   Total investment income           $  3,170        $  72         $  1,426        $ 22        $  4,458        $  14       $  9,162
Expenses                                1,762           16              845           5           2,482            3          5,113
                                     --------        -----         --------        ----        --------        ----        --------
Net Investment Income                $  1,408        $  56         $    581        $ 17        $  1,976        $  11       $  4,049
                                     --------        -----         --------        ----        --------        ----        --------
Realized and unrealized gain
   (loss) on investments:
Net realized gain                    $  3,695        $  84         $  1,743        $ 25        $  5,131        $  17       $ 10,695
Net unrealized loss                   (10,965)        (179)          (3,061)        (53)         (4,364)         (35)       (18,657)
                                     --------        -----         --------        ----        --------        ----        --------
Net realized and unrealized
   gain (loss) on investments        $ (7,270)       $ (95)        $ (1,318)       $(28)       $    767        $ (18)      $ (7,962)
                                     --------        -----         --------        ----        --------        ----        --------
Increase (decrease) in net assets
   from operations                   $ (5,862)       $ (39)        $   (737)       $(11)       $  2,743        $  (7)      $ (3,913)
                                     ========        =====         ========        ====        ========        ====        ========

(11) LINE OF CREDIT
The accounts and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each account, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each of the accounts for the year ended December 31, 2001, ranged from $20 to $5,038.

(12) CHANGE IN ACCOUNTING PRINCIPLE
As required, effective January 1, 2001, the accounts' adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the accounts' did not amortize premium on debt securities. Based on securities held by the account on January 1, 2001, the cumulative effect of this accounting change had no impact on total net assets of the account, but resulted in the following:

                                                                         GLOBAL       GOVERNMENTS
                                                                       GOVERNMENTS     SECURITIES      HIGH YIELD       TOTAL RETURN
                                                                        VARIABLE        VARIABLE        VARIABLE          VARIABLE
                                                                         ACCOUNT        ACCOUNT         ACCOUNT            ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
Reduction in cost of securities                                        $(32,257)       $(458,268)      $(134,172)        $(105,903)
Increase (decrease) in net unrealized appreciation (depreciation)      $ 32,257        $ 458,268       $ 134,172         $ 105,903

The effect of this change for the year ended December 31, 2001 was the following:

                                                                         GLOBAL       GOVERNMENTS
                                                                       GOVERNMENTS     SECURITIES      HIGH YIELD       TOTAL RETURN
                                                                        VARIABLE        VARIABLE        VARIABLE          VARIABLE
                                                                         ACCOUNT        ACCOUNT         ACCOUNT            ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
Decrease net investment income                                         $(45,315)       $(248,073)      $(65,167)          $(113,210)
Increase (decrease) net unrealized appreciation (depreciation)         $ 33,461        $ 202,345       $ 31,541           $  86,258
Increase (decrease) net realized gains (losses)                        $ 11,854        $  45,728       $ 33,626           $  26,952

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.


This Compass annual report is prepared for the general information of contract owners. it is authorized for ditribution to prospective only when preceded or accoumpanied by a prospectus.

INDEPENDENT AUDITORS' REPORT

TO THE PARTICIPANTS IN AND THE BOARD OF MANAGERS OF CAPITAL APPRECIATION VARIABLE ACCOUNT, GLOBAL GOVERNMENTS VARIABLE ACCOUNT, GOVERNMENTS SECURITIES VARIABLE ACCOUNT, HIGH YIELD VARIABLE ACCOUNT, MANAGED SECTORS VARIABLE ACCOUNT, MONEY MARKET VARIABLE ACCOUNT AND TOTAL RETURN VARIABLE ACCOUNT AND THE BOARD OF DIRECTORS OF SUN LIFE INSURANCE COMPANY OF CANADA (U.S.):

We have audited the accompanying statements of assets and liabilities of Capital Appreciation Variable Account, Global Governments Variable Account, Governments Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account and Total Return Variable Account (the "Variable Accounts"), including the portfolios of investments, as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Variable Accounts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Variable Accounts as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2002

MEMBERS OF BOARDS OF MANAGERS AND OFFICERS

The following table presents certain information regarding the Managers and executive officers of the Accounts, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

NAME, POSITION WITH ACCOUNTS, LENGTH OF TIME SERVED, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1):

SAMUEL ADAMS** Manager (since 7/21/82) (born 10/19/25)
Kirkpatrick & Lockhart LLP (Attorneys), Of Counsel; Warner & Stackpole (Attorneys), Partner (until 1999).

DAVID D. HORN* Manager (since 4/24/86) (born 6/7/41)
Private investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manger for the United Sates (until 1997).

C. JAMES PRIEUR* Manager, Chairman and President (since 7/29/99) (born 4/21/51) Sun Life Assurance Company of Canada, President and Chief Operating Officer (since April 1999), General Manager, U.S. (since November 1997), Vice President of Investments (1992 to November 1997).

J. KERMIT BIRCHFIELD+ Manager (since 5/12/97) (born 1/8/40)
Consultant; Displaytech, Inc. (manufacturer of liquid crystal display technology), Managing Director; Century Partners, Inc. (investments), Managing
Director: HPSC, Inc. (medical financing), Dairy Mart Convenience Stores, Inc. (convenience stores), Director; Intermountain Gas Company, Inc. (public utility gas distribution), Director.

DERWYN F. PHILLIPS+ Manager (since 4/24/86) (born 8/31/30)
Retired; The Gillette Company, Former Vice Chairman (until 1991).

ROBERT C. BISHOP+ Manager (born 1/13/43)
AutoImmune Inc. (pharmaceutical product development), Chairman, Director, President and Chief Executive Officer; Millipore Corporation
(purification/filtration products), Director; Quintiles Transnational Corp. (contract services to the medical industry), Director; One Equity Capital, Life Sciences Advisory Board Member.

FREDERICK H. DULLES+ Manager (born 3/12/42)
McFadden, Pilkington & Ward (solicitors and registered foreign lawyers), Partner; Jackson & Nash, LLP (law firm), Of Counsel (January 2000 to November 2000); McDermott, Will & Emery (law firm), Partner (April 1994 to December 1996), Of Counsel (January 1997 to April 1997).

RONALD G. STEINHART+ Manager (born 6/15/40)
Private Investor; Bank One Corporation, Officer (until January 2000); Bank One, Texas, N.A., Vice Chairman and Director; Prentiss Properties Trust (real estate investment trust), Director; NCH Corporation (manufacturer and distributor), Director; United Auto Group, Inc. (retail auto dealer), Director.

HAVILAND WRIGHT+ Manager (born 7/21/48)
Displaytech, Inc. (manufacturer of liquid crystal display technology), Chairman and Chief Executive Officer.

JAMES R. BORDEWICK, JR.++ Assistant Secretary and Assistant Clerk (born 03/06/59) Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel.

MARK E. BRADLEY++ Assistant Treasurer (born 11/23/59)
Massachusetts Financial Services Company, Vice President (since March 1997).

STEPHEN E. CAVAN++ Secretary and Clerk (born 11/06/53)
Massachusetts Financial Services Company, Senior Vice President, General Counsel and Secretary.

ROBERT R. FLAHERTY++ Assistant Treasurer (born 09/18/63)
Massachusetts Financial Services Company, Vice President (since August 2000); UAM Fund Services, Senior Vice President (prior to August 2000).

ELLEN MOYNIHAN++ Assistant Treasurer (born 11/13/57)
Massachusetts Financial Services Company, Vice President (since September 1996)

JAMES O. YOST++ Assistant Treasurer (born 06/12/60)
Massachusetts Financial Services Company, Senior Vice President.

     All Managers currently serve as Managers of each Account and have served in that capacity continuously since originally elected or appointed except for Messrs. Bishop, Dulles, Prieur, Steinhart and Wright, who were elected by each Account's Unitholders on May 1, 2001.

     All of the Managers are also Trustees of MFS/Sun Life Series Trust, a Massachusetts business trust and registered investment company. The executive officers of the Accounts hold similar offices for MFS/Sun Life Series Trust and other funds in the MFS fund complex. Each Manager serves as a Manager or Trustee of 38 Accounts/Series.

     The Statement of Additional Information contains further information about the Managers and is available without charge upon request, by calling 1-800-752-7215.


SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
ANNUITY SERVICE MAILING ADDRESS
c/o Sun Life Retirement Products and Services
P.O. Box 1024, Boston, MA 02103-9986

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

DISTRIBUTOR
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park, Wellesley Hills, MA 02481

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

AUDITORS
Deloitte & Touche LLP
200 Berkeley Street, Boston, MA 02116-5022

ACCOUNT INFORMATION
FOR ACCOUNT INFORMATION, PLEASE CALL TOLL FREE:
1-800-752-7218 ANYTIME FROM A TOUCH-TONE
TELEPHONE.
TO SPEAK WITH A CUSTOMER SERVICE REPRESENTATIVE,
PLEASE CALL TOLL FREE: 1-800-752-7215 ANY
BUSINESS DAY FROM 8 A.M. TO 6 P.M. EASTERN TIME.

(1) Directorships of companies required to report to the Securities and Exchange Commission (the "SEC") (i.e., "public companies").
 * "Interested person" (as defined in the 1940 Act) of Sun Life of Canada (U.S.), the address of which is One Sun Life Executive Park, Wellesley Hills, Massachusetts.
 ** "Interested person" (as defined in the 1940 Act) of Massachusetts Financial
    Services Company, the address of which is 500 Boylston Street, Boston, Massachusetts. Samuel Adams is an "interested person" of MFS because the law firm Kirkpatrick & Lockhart LLP, where Mr. Adams is Of Counsel, is counsel to some investment companies managed by MFS.
 +  Independent Member
 ++ MFS Investment Management(R)


                                                                COUS-2 02/02 31M